Registration Nos. 333-129342

811-21829

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 60	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 64

(Check appropriate box or boxes)

BBH TRUST

(Exact Name of Registrant as Specified in Charter)

140 Broadway

New York, New York 10005

(Address of Principal Executive Offices) (Zip Code)

(800) 575 - 1265

Registrant’s Telephone Number, including Area Code:

Corporation Services Company

2711 Centerville Road, Suite 400

Wilmington, Delaware  19808

(Name and Address of Agent for Service)

Copies to:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004-2541

Attn: W. John McGuire, Esq.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On February 29, 2016 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

FEBRUARY 29, 2016

BBH CORE SELECT

CLASS N SHARES (TICKER BBTEX)

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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I. BBH CORE SELECT SUMMARY

INVESTMENT OBJECTIVE

The investment objective of BBH Core Select (the “Fund”) is to provide investors with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class N shares.

Shareholder Fees

(Fees paid directly from your investment)

Class N
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None

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Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class N
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses*	0.22%
Total Annual Fund Operating Expenses	1.02%
Less Fee Waiver/Expense Reimbursement**	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%

*	Other Expenses have been restated to reflect current fees.
**	BBH, through a separately identifiable department (“Investment Adviser”) has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.00% through March 1, 2017 (the “Expense Limitation Agreement”). The expiration of the Expense Limitation Agreement differs from that disclosed in the “Financial Highlights” section of the prospectus due to the timing of the renewal of this agreement. The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class N shares to the cost of investing in other mutual funds. This example gives effect to the Expense Limitation Agreement for 1 year and the first year of the 3, 5 and 10 year calculations. The example assumes that you invest $10,000 in the Fund’s Class N shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class N shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$102	$322	$561	$1,246

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally will invest in publicly traded equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities. The Fund’s equity strategy blends aspects of growth and value investing. The Fund typically invests in companies with market capitalizations of $5 billion or greater.

The Investment Adviser selects companies based on their long-term investment potential and follows a “buy and own” approach. The Fund does not seek to trade in and out of stocks for small gains. While not a determining factor, the Investment Adviser may consider tax implications when deciding whether or not to sell a particular investment. As a result of the Investment Adviser’s disciplined investment process, the Fund may, at times, hold large percentages of cash.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

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Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

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Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Non-Diversification Risk:

A non-diversified fund may be subject to greater risk than a diversified fund because changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares.

Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

FUND PERFORMANCE

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Fund”). Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the reorganization, the Fund did not have any investment operations. Accordingly, the performance information provided in this Prospectus for the periods prior to that date is historical information of the Predecessor Fund, adjusted to reflect the Fund’s anticipated expenses.

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class N shares from year to year. The table

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shows how the average annual returns of the Fund’s Class N shares for the periods indicated compared to a broad-based market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

Total Return for Class N Shares (% Per Calendar Year)

Highest Performing Quarter:	16.20% in 3rd quarter of 2009
Lowest Performing Quarter:	(17.07)% in 4th quarter of 2008

Average Annual Total Returns (Through December 31, 2015)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	(2.73)%	10.86%	8.78%
Return After Taxes on Distributions	(4.48)%	10.09%	8.35%
Return After Taxes on Distributions and
Sale of Fund Shares	(0.09)%	8.66%	7.20%
Standard & Poor’s 500 Stock Index
(reflects no deduction of fees, expenses or taxes)	1.38%	12.57%	7.31%

INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department.

Portfolio Managers

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Timothy E. Hartch	Partner	2005
Michael R. Keller	Partner	2008

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

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Investment Minimums*

Minimum initial and subsequent purchase amounts may vary.

Class N**
Initial Purchases	$10,000
Subsequent Purchases	$10,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class N Shares.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase Class N shares of the Fund through a Financial Intermediary (such as a bank), the Investment Adviser of the Fund may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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II.	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital. The investment objective may be changed by the Board without a vote of shareholders. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally will invest in publicly traded equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities. The Fund’s equity strategy is a blended strategy, focusing both on growth and value.

The Fund intends to operate as a “non-diversified company” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may invest a significant portion of its assets in the securities of a limited number of issuers, some of which may be within the same industry. The Fund also seeks to invest in approximately 20-30 different companies that meet its demanding investment criteria. The Fund typically invests in companies with market capitalizations of $5 billion or greater that are headquartered in North America, as well as in certain global firms located in other developed regions. The Fund may invest in companies with market capitalizations of less than $5 billion.

The Investment Adviser selects companies based on their long-term investment potential and follows a “buy and own” approach. The Fund does not seek to trade in and out of stocks for small gains. While not a determining factor, the Investment Adviser may consider tax implications

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when deciding whether or not to sell a particular investment. As a result of the Investment Adviser’s disciplined investment process, the Fund may, at times, hold large percentages of cash.

How the Investment Adviser Selects the Fund’s Investments

The Investment Adviser focuses on investing in established, cash generative businesses that are leading providers of essential products and services. The Investment Adviser seeks to purchase the equity securities of such companies when they are trading at a discount to the Investment Adviser’s proprietary estimates of intrinsic value. The Investment Adviser believes that this approach is an effective way to enjoy the benefits of equity ownership (namely, higher capital appreciation over time) while potentially reducing the risk of permanent capital loss.

The Investment Adviser generally will seek to invest in businesses with all, or most, of the following attributes: (i) essential products and services; (ii) loyal customers; (iii) leadership in an attractive market niche or industry; (iv) sustainable competitive advantages; (v) high returns on invested capital; and (vi) strong free cash flow. In addition, the Fund seeks to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators.

The Investment Adviser has a disciplined investment process for selecting and monitoring investments. The Investment Adviser believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Adviser has a team of experienced securities analysts who

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follow specific industry sectors and work collaboratively with each other to identify, analyze, and monitor portfolio companies. The analysts conduct extensive analyses of industry structure and they communicate regularly with knowledgeable industry participants and company management teams to assess whether companies meet the Investment Adviser’s business, management, and valuation criteria. They also explicitly identify key business risks and any variables outside of management’s control. The Investment Adviser’s time horizon when purchasing a company is typically three to five years. The Fund primarily bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital. Investments are usually sold if they appreciate to levels near the Investment Adviser’s estimate of intrinsic value. The Investment Adviser has designed its investment criteria and processes to reduce the likelihood of a permanent capital loss for each investment.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments in liquid short-term instruments that are not consistent with the Fund’s investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objectives.

PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

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Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. In addition, foreign stock exchanges and brokers generally have less government supervision and regulation than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values. Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

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Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The share price of the Fund changes daily, based Pon market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Non-Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

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Shareholder Concentration Risk:

From time to time, an investment adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such investment adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Fund through a separately identifiable department (the “Investment Adviser”). The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of December 31, 2015, BBH&Co. managed total assets of approximately $58.7 billion, $4.40 billion of which represented total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.80% for the first $3 billion and 0.75% for amounts over $3 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses. A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s most recent Semi-Annual Report.

The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 1.00%. The Expense

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Limitation Agreement is effective until March 1, 2017, unless it is renewed by all parties to the agreement. The Expense Limitation Agreement may only be terminated during its term with approval of the Board.

Portfolio Managers

Messrs. Timothy E. Hartch and Michael R. Keller serve as co-portfolio managers.

Mr. Timothy E. Hartch is a Partner of BBH&Co. with 20 years of combined industry and investment experience. Mr. Hartch holds an AB from Harvard College and a JD and MBA from the University of Michigan. He joined BBH&Co. in 1996. From 2005 to 2009, Mr. Hartch served as a Managing Director. Mr. Hartch has served as a Partner since 2010.

Mr. Michael R. Keller is a Partner of BBH&Co. with 17 years of investment experience. Mr. Keller holds a BSE from Princeton University. Mr. Keller is a CFA charterholder. He joined BBH&Co. in 2005. From 2007 to 2009, Mr. Keller served as a Vice President. From 2009 to 2011, Mr. Keller served as a Senior Vice President. From 2011 to 2014 Mr. Keller served as a Managing Director. Mr. Keller has served as a Partner since 2015.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of shares of the Fund.

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IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of a share class the amount of its liabilities attributable to that class and dividing the difference by the number of shares outstanding of that class at the time the determination is made. The value of the Fund’s portfolio may change on days when the Fund is not open for business and you cannot purchase or redeem Fund shares.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources. Certain short term debt instruments are valued on the basis of amortized cost. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by BBH&Co. to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE close, if the NYSE close occurs before the end of trading on the

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foreign exchange. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Investments for which market quotations or market based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. The Board has delegated to BBH&Co. the responsibility for applying the Board approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the primary exchange or principal market, but prior to the NYSE close, that materially affect the price of the security or other asset. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Fund may use a systematic fair value model provided by an independent third party to value foreign securities.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

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Revenue Sharing

The Investment Adviser may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund), and may be in addition to any shareholder servicing payments that are paid by the shareholder servicing agent to the Financial Intermediaries. In some circumstances, such payments may create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers both Class N shares and Retail Class shares. Only Class N shares are offered through this Prospectus. Class N shares do not automatically convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to

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determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Investment Minimums*

Minimum initial and subsequent purchase amounts may vary.

Class N**
Initial Purchases	$10,000
Subsequent Purchases	$10,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class N Shares.
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Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE are open for a full day of trading. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. See “Frequent Trading Policy” below for more information.

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The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions in certain circumstances. For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Fund’s SAI.

Redemptions by the Fund

The Fund has established a minimum account size of $10,000 for Class N shares, which may be changed from time to time in its discretion. Except in circumstances where the minimum account size has been changed or waived, if the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

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The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of a security or securities from the Fund’s portfolio (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received throughout an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 2.00% fee on redemptions of Fund shares made within 30 days from the date of purchase. The Board has not

25

adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency, or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further

26

purchases of Fund shares. If your purchase order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains, if any, annually. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal income or excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

Distributions you receive from the Fund will generally be subject to federal income tax, and any state or local income taxes, whether or not you reinvest them in additional shares. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends reported by the Fund as qualified dividend income are generally

27

taxable at reduced tax rates for non-corporate shareholders. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund shares.

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Because the Fund may invest in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest it receives from sources in foreign countries. If certain requirements are met, the Fund may be eligible to make an election enabling shareholders to claim foreign tax credits or deductions with respect to certain taxes paid by the Fund. If the Fund makes the election, each shareholder will be required to include in income a share of those taxes and will treat that share of those taxes as though it had been paid directly by the shareholder. The shareholder may then either deduct the taxes deemed paid by it in computing its taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it was received in the year in which it was declared.

You may want to avoid buying shares when the Fund is about to declare a dividend or other distribution because such dividend or other distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Each sale or redemption of Fund shares may be a taxable event. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares

29

for longer than 12 months. Any loss recognized by you on the sale or redemption of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

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The tax treatment of the Fund and its shareholders in those states that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help an investor understand the financial performance of the Fund for the past five years. The information in the Financial Highlights table relates to Class N shares of the Fund. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

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Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.52	$21.21	$17.46	$15.07	$13.91
Income from investment operations:
Net investment income[1]	0.12	0.14	0.13	0.10	0.12
Net realized and unrealized gain	0.64	1.70	3.95	2.54	1.15
Total income from investment
operations	0.76	1.84	4.08	2.64	1.27
Less dividends and distributions:
From net investment income	(0.14)	(0.10)	(0.10)	(0.07)	(0.07)
From net realized gains	(0.35)	(0.43)	(0.23)	(0.18)	(0.04)
Total dividends and distributions	(0.49)	(0.53)	(0.33)	(0.25)	(0.11)
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$22.79	$22.52	$21.21	$17.46	$15.07
Total return	3.47%	8.90%	23.78%	17.86%	9.19%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$4,970	$5,816	$5,645	$3,049	$809
Ratio of expenses to average net
assets before reductions	1.07%	1.07%	1.09%	1.12%	1.14%
Fee waiver	0.07%[3]	0.07%[3]	0.09%[3]	0.12%[3]	0.13%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.01%
Ratio of expenses to average net
assets after reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to
average net assets	0.53%	0.66%	0.65%	0.63%	0.85%
Portfolio turnover rate	8%	8%	12%	14%	17%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	The ratio of expenses to average net assets for the fiscal years ended October 31, 2015, 2014, 2013, 2012 and 2011, reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.00%. The agreement is effective for the period beginning on July 14, 2010 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For the fiscal years ended October 31, 2015, 2014, 2013, 2012 and 2011, the waived fees were $3,938,986, $4,238,260, $3,983,262, $1,853,202 and $793,607, respectively.
4	Less than 0.01%.
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More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders provide the Fund’s investments, performance and list of portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

Prospectus

FEBRUARY 29, 2016

BBH CORE SELECT
RETAIL CLASS SHARES (TICKER BBTRX)

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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I. BBH CORE SELECT SUMMARY

INVESTMENT OBJECTIVE

The investment objective of BBH Core Select (the “Fund”) is to provide investors with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Retail Class shares.

Shareholder Fees

(Fees paid directly from your investment)

Retail Class
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None

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Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Retail Class
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.29%
Total Annual Fund Operating Expenses	1.34%
Less Fee Waiver/Expense Reimbursement**	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.25%

*	Other Expenses have been restated to reflect current fees.
**	BBH, through a separately identifiable department (“Investment Adviser”) has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable pursuant to any plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“the 1940 Act”)) to 1.00% through March 1, 2017 (the “Expense Limitation Agreement”). After exclusions, total operating expenses for Retail Class shares of the Fund, are expected to be 1.25%. The expiration of the Expense Limitation Agreement differs from that disclosed in the “Financial Highlights” section of the prospectus due to the timing of the renewal of this agreement. The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Retail Class shares to the cost of investing in other mutual funds. This example gives effect to the Expense Limitation Agreement for 1 year and the first year of the 3, 5 and 10 year calculations. The example assumes that you invest $10,000 in the Fund’s Retail Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Retail Class shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class Shares	$127	$416	$726	$1,605

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally will invest in publicly traded equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities. The Fund’s equity strategy blends aspects of growth and value investing. The Fund typically invests in companies with market capitalizations of $5 billion or greater.

The Investment Adviser selects companies based on their long-term investment potential and follows a “buy and own” approach. The Fund does not seek to trade in and out of stocks for small gains. While not a determining factor, the Investment Adviser may consider tax implications when deciding whether or not to sell a particular investment. As a result of the Investment Adviser’s disciplined investment process, the Fund may, at times, hold large percentages of cash.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

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Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Non-Diversification Risk:

A non-diversified fund may be subject to greater risk than a diversified fund because changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares.

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Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

FUND PERFORMANCE

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Retail Class shares from year to year. The table shows how the average annual returns of the Fund’s Retail Class shares for the periods indicated compared to a broad-based market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

Total Return for Retail Class Shares (% Per Calendar Year)

Highest Performing Quarter:	10.79% in 1st quarter of 2012
Lowest Performing Quarter:	(10.66)% in 3rd quarter of 2011

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Average Annual Total Returns (Through December 31, 2015)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	3 Year	Since Inception (since 3/25/11)
Retail Class Shares
Return Before Taxes	(3.00)%	9.78%	10.24%
Return After Taxes on Distributions	(5.64)%	8.20%	9.08%
Return After Taxes on Distributions and
Sale of Fund Shares	0.49%	7.59%	12.08%
Standard & Poor’s 500 Stock Index
(reflects no deduction of fees, expenses or taxes)	1.38%	15.13%	12.08%

INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department.

Portfolio Managers

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Timothy E. Hartch	Partner	2005
Michael R. Keller	Partner	2008

8

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

Investment Minimums*

Minimum initial and subsequent purchase amounts may vary.

Retail Class
Initial Purchases	$5,000
Subsequent Purchases	$250

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase Retail Class shares of the Fund through a Financial Intermediary (such as a bank), the Fund and/or affiliates of the Fund may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial

9

Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

II.	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital. The investment objective may be changed by the Board without a vote of shareholders. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally will invest in publicly traded equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities. The Fund’s equity strategy is a blended strategy, focusing both on growth and value.

The Fund intends to operate as a “non-diversified company” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may

10

invest a significant portion of its assets in the securities of a limited number of issuers, some of which may be within the same industry. The Fund also seeks to invest in approximately 20-30 different companies that meet its demanding investment criteria. The Fund typically invests in companies with market capitalizations of $5 billion or greater that are headquartered in North America, as well as in certain global firms located in other developed regions. The Fund may invest in companies with market capitalizations of less than $5 billion.

The Investment Adviser selects companies based on their long-term investment potential and follows a “buy and own” approach. The Fund does not seek to trade in and out of stocks for small gains. While not a determining factor, the Investment Adviser may consider tax implications when deciding whether or not to sell a particular investment. As a result of the Investment Adviser’s disciplined investment process, the Fund may, at times, hold large percentages of cash.

How the Investment Adviser Selects the Fund’s Investments

The Investment Adviser focuses on investing in established, cash generative businesses that are leading providers of essential products and services. The Investment Adviser seeks to purchase the equity securities of such companies when they are trading at a discount to the Investment Adviser’s proprietary estimates of intrinsic value. The Investment Adviser believes that this approach is an effective way to enjoy the benefits of equity ownership (namely, higher capital appreciation over time) while potentially reducing the risk of permanent capital loss.

The Investment Adviser generally will seek to invest in businesses with all, or most, of the following attributes: (i) essential products and services; (ii) loyal customers; (iii) leadership in an attractive market niche or industry; (iv) sustainable competitive advantages; (v) high returns on invested capital; and (vi) strong free cash flow. In addition, the Fund seeks to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators.

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The Investment Adviser has a disciplined investment process for selecting and monitoring investments. The Investment Adviser believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Adviser has a team of experienced securities analysts who follow specific industry sectors and work collaboratively with each other to identify, analyze, and monitor portfolio companies. The analysts conduct extensive analyses of industry structure and they communicate regularly with knowledgeable industry participants and company management teams to assess whether companies meet the Investment Adviser’s business, management, and valuation criteria. They also explicitly identify key business risks and any variables outside of management’s control. The Investment Adviser’s time horizon when purchasing a company is typically three to five years. The Fund primarily bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital. Investments are usually sold if they appreciate to levels near the Investment Adviser’s estimate of intrinsic value. The Investment Adviser has designed its investment criteria and processes to reduce the likelihood of a permanent capital loss for each investment.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments in liquid short-term instruments that are not consistent with the Fund’s investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objectives.

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PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. In addition, foreign stock exchanges and brokers generally have less government supervision and regulation than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values. Currency

13

fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The share price of the Fund changes daily, based on market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Non-Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single

14

issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Shareholder Concentration Risk:

From time to time, an Investment Adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such investment adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Fund through a separately identifiable department (the “Investment Adviser”). The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of December 31, 2015, BBH&Co. managed total assets of approximately $58.7 billion, $4.40 billion of which represented total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.80% for the first $3 billion and 0.75% for amounts over $3 billion of the average daily net assets of the Fund. This fee compensates

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BBH&Co. for its services and its expenses. A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s most recent Semi-Annual Report.

The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable under the Retail Class shares 12b-1 Plan (See “Distribution of Fund Shares” below) of the Fund to 1.00%. After exclusions, total net operating expenses for Retail Class shares of the Fund are expected to be 1.25% of the average daily net assets. The Expense Limitation Agreement is effective until March 1, 2017, unless it is renewed by all parties to the agreement. The Expense Limitation Agreement may only be terminated during its term with approval of the Board.

Portfolio Managers

Messrs. Timothy E. Hartch and Michael R. Keller serve as co-portfolio managers.

Mr. Timothy E. Hartch is a Partner of BBH&Co. with 20 years of combined industry and investment experience. Mr. Hartch holds an AB from Harvard College and a JD and MBA from the University of Michigan. He joined BBH&Co. in 1996. From 2005 to 2009, Mr. Hartch served as a Managing Director. Mr. Hartch has served as a Partner since 2010.

Mr. Michael R. Keller is a Partner of BBH&Co. with 17 years of investment experience. Mr. Keller holds a BSE from Princeton University. Mr. Keller is a CFA charterholder. He joined BBH&Co. in 2005. From 2007 to 2009, Mr. Keller served as a Vice President. From 2009 to 2011, Mr. Keller served as a Senior Vice President. From 2011 to 2014 Mr. Keller served as a Managing Director. Mr. Keller has served as a Partner since 2015.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of shares of the Fund.

IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of a share class the amount of its liabilities attributable to that class and dividing the difference by the number of shares outstanding of that class at the time the determination is made. The value of the Fund’s portfolio may change on days when the Fund is not open for business and you cannot purchase or redeem Fund shares.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on

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quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources. Certain short term debt instruments are valued on the basis of amortized cost. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by BBH&Co. to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE close, if the NYSE close occurs before the end of trading on the foreign exchange. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Investments for which market quotations or market based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. The Board has delegated to BBH&Co. the responsibility for applying the Board approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the primary exchange or principal market, but prior to the NYSE close, that materially affect the price of the security or other asset. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Fund may use a systematic fair value model provided by an independent third party to value foreign securities.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

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Distribution of Fund Shares

The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund.

Revenue Sharing

The Investment Adviser may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund), and may be in addition to any Rule 12b-1 and/or shareholder servicing payments that are paid by the shareholder servicing agent to the Financial Intermediaries. In some circumstances, such payments may create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to potential shareholders instead of recommending shares offered by competing investment companies.

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Contact your Financial Intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers both Class N shares and Retail Class shares. Only Retail Class shares are offered through this Prospectus. Retail Class shares do not automatically convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements

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made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Investment Minimums*

Minimum initial and subsequent purchase amounts may vary.

Retail Class
Initial Purchases	$5,000
Subsequent Purchases	$250

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE are open for a full day of trading. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

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Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. See “Frequent Trading Policy” below for more information.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions in certain circumstances. For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Fund’s SAI.

Redemptions by the Fund

The Fund has established a minimum account size of $5,000 for Retail Class shares, which may be changed from time to time in its discretion. If the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

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Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of a security or securities from the Fund’s portfolio (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received through an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders

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who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 2.00% fee on redemptions of Fund shares made within 30 days from the date of purchase. The Board has not adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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The Investment Adviser may determine from the amount, frequency, or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases of Fund shares. If your purchase order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains, if any, annually. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal income or excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

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Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

Distributions you receive from the Fund will generally be subject to federal income tax, and any state or local income taxes, whether or not you reinvest them in additional shares. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends reported by the Fund as qualified dividend income are generally taxable at reduced tax rates for non-corporate shareholders. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the

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date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund shares.

Because the Fund may invest in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest it receives from sources in foreign countries. If certain requirements are met, the Fund may be eligible to make an election enabling shareholders to claim foreign tax credits or deductions with respect to certain taxes paid by the Fund. If the Fund makes the election, each shareholder will be required to include in income a share of those taxes and will treat that share of those taxes as though it had been paid directly by the shareholder. The shareholder may then either deduct the taxes deemed paid by it in computing its taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it was received in the year in which it was declared.

You may want to avoid buying shares when the Fund is about to declare a dividend or other distribution because such dividend or other distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Each sale or redemption of Fund shares may be a taxable event. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer than 12 months. Any loss recognized by you on the sale or redemption of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

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If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The tax treatment of the Fund and its shareholders in those states that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help an investor understand the financial performance of the Fund for the past five years (or if shorter, the period of the Fund’s operations). The information in the Financial Highlights table relates to Retail Class shares of the Fund. Certain information reflects financial results for a single Retail Class share. The total returns in the table represent the rate that an investor would have earned on an investment in Retail Class shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

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Selected per share data and ratios for a Retail Class share outstanding throughout each period.

	For the years ended October 31,				For the period from March 25, 2011 (commencement of operations) to October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.66	$13.99	$11.61	$10.11	$10.00
Income from investment operations:
Net investment income[1]	0.03	0.06	0.06	0.05	0.02
Net realized and unrealized gain	0.42	1.11	2.60	1.69	0.09
Total income from investment
operations	0.45	1.17	2.66	1.74	0.11
Less dividends and distributions:
From net investment income	(0.11)	(0.07)	(0.05)	(0.06)	—
From net realized gains	(0.35)	(0.43)	(0.23)	(0.18)	—
Total dividends and distributions	(0.46)	(0.50)	(0.28)	(0.24)	—
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.65	$14.66	$13.99	$11.61	$10.11
Total return	3.14%	8.63%	23.42%	17.64%	1.10%
Ratios/Supplemental data:
Net assets, end of period
(in millions)	$280	$400	$367	$267	$185
Ratio of expenses to average net
assets before reductions	1.39%	1.40%	1.42%	1.43%	1.59%[3]
Fee waiver	0.14%[4]	0.15%[4]	0.17%[4]	0.18%[4]	0.33%[3,4]
Expense offset arrangement	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.01%[3]
Ratio of expenses to average net
assets after reductions	1.25%	1.25%	1.25%	1.25%	1.25%[3]
Ratio of net investment income to
average net assets	0.24%	0.40%	0.44%	0.50%	0.37%[3]
Portfolio turnover rate	8%	8%	12%	14%	17%[6]

1	Calculated using average shares outstanding for the period.
2	Less than $0.01.
3	Annualized.
4	The ratio of expenses to average net assets for the fiscal years ended October 31, 2015, 2014, 2013, 2012 and period ended October 31, 2011, reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.25%. The agreement is effective for the period beginning on July 14, 2010 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For the fiscal years ended October 31, 2015, 2014, 2013, 2012 and period ended October 31, 2011, the waived fees were $551,384, $577,948, $568,410, $633,118 and $133,178, respectively.
5	Less than 0.01%.
6	Represents Fund portfolio turnover for twelve months ended October 31, 2011.
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More Information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders provide the Fund’s investments, performance and list of portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

Prospectus

FEBRUARY 29, 2016

BBH GLOBAL CORE SELECT

CLASS N SHARES (TICKER BBGNX)

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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I. BBH GLOBAL CORE SELECT SUMMARY

INVESTMENT OBJECTIVE

The investment objective of BBH Global Core Select (the “Fund”) is to provide investors with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class N shares.

Shareholder Fees

(Fees paid directly from your investment)

Class N
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None

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Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class N
Management Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses*	0.40%
Total Annual Fund Operating Expenses	1.35%
Less Fee Waiver/Expense Reimbursement**	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.25%

*	Other Expenses have been restated to reflect current fees.
**	BBH, through a separately identifiable department (“Investment Adviser”) has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% through March 1, 2017 (the “Expense Limitation Agreement”). The expiration of the Expense Limitation Agreement differs from that disclosed in the “Financial Highlights” section of the prospectus due to the timing of the renewal of this agreement. The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class N shares to the cost of investing in other mutual funds. This example gives effect to the Expense Limitation Agreement for 1 year and the first year of the 3, 5 and 10 year calculations. The example assumes that you invest $10,000 in the Fund’s Class N shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class N shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$127	$418	$730	$1,616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

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reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest primarily in publicly traded equity securities of companies that are located anywhere in the world, including in the United States. The Fund will invest in equities issued by U.S. and non-U.S. firms both directly and in the form of depository receipts representing an interest in these securities. The Fund may invest in companies that are organized, have a majority of their assets, or generate the majority of their operating income in any country, including emerging markets countries, but the Fund intends to invest primarily in the equity securities of companies in countries with developed economies. The Fund’s equity strategy blends aspects of growth and value investing.

The Fund will not be required to allocate its investments among any particular countries or in set percentages. Under normal circumstances, however, the Fund will invest in at least three different countries, and invest at least 40% of its net assets in securities of non-U.S. companies. For these purposes, “non-U.S. companies” are firms that are organized, have a majority of their assets, or generate the majority of their revenues and/or operating income outside the United States. The Fund also seeks to invest in approximately 30-40 different companies that meet its demanding investment criteria. While the Fund may invest in equity securities of companies of any size, the Fund will primarily invest in large and mid-capitalized companies with market capitalizations of $3 billion or greater.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund may enter into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be

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purchased. However, the Fund will have no obligation to hedge against any risks and there can be no assurance that hedging transactions, if undertaken, will be effective.

The Investment Adviser selects companies based on their long-term investment potential and follows a “buy and own” approach. The Fund does not seek to trade in and out of stocks for small gains. While not a determining factor, the investment adviser may consider tax implications when deciding whether or not to sell a particular investment. As a result of the Investment Adviser’s disciplined investment process, the fund may, at times, hold large percentages of cash.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Capital Controls Risk:

Capital controls imposed by foreign governments in response to economic or political events may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency. This may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

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Currency Exchange Rate Risk:

Because the Fund invests in securities denominated in, or providing exposure to, non-U.S. currencies and the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably.

Emerging Markets Risk:

Emerging markets involve risks greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

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Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Medium-Sized Company Risk:

Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies and may trade at prices that reflect incomplete or inaccurate information.

Non-Diversification Risk:

A non-diversified fund may be subject to greater risk than a diversified fund because changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares.

Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

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FUND PERFORMANCE

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class N shares from year to year. The table shows how the average annual returns of the Fund’s Class N shares for the periods indicated compared to a broad-based market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

Total Return for Class N Shares (% Per Calendar Year)

Highest Performing Quarter:	7.91% in 4th quarter of 2013
Lowest Performing Quarter:	(6.85)% in 3rd quarter of 2015

Average Annual Total Returns (Through December 31, 2015)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax

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situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (3/28/2013)
Class N Shares
Return Before Taxes	(2.53)%	4.37%
Return After Taxes on Distributions	(2.82)%	3.98%
Return After Taxes on Distributions and
Sale of Fund Shares	(1.20)%	3.33%
MSCI World Index
(reflects no deduction of fees, expenses or taxes)	(0.87)%	7.56%

INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department.

Portfolio Managers

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Regina Lombardi	Managing Director	2013
Timothy E. Hartch	Partner	2013

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker, or other financial intermediary with

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which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

Investment Minimums*

Minimum initial and subsequent purchase amounts may vary.

Class N **
Initial Purchases	$10,000
Subsequent Purchases	$1,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class N Shares.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase Class N shares of the Fund through a Financial Intermediary (such as a bank), the Investment Adviser of the Fund may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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II.	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital. The investment objective may be changed by the Board without a vote of shareholders. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest primarily in publicly traded equity securities of companies that are located anywhere in the world, including in the United States. The Fund will invest in equities issued by U.S. and non-U.S. firms both directly and in the form of depository receipts representing an interest in these securities. Although the Fund will invest primarily in common stock, the Fund may purchase other types of securities as long as they meet the investment criteria established by the Investment Adviser, as described further below. The Fund may invest in companies that are organized, have a majority of their assets, or generate the majority of their operating income in any country, including emerging markets countries, but the Fund intends to invest primarily in the equity securities of companies in countries with developed economies. The Fund’s equity strategy blends aspects of growth and value

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investing. The Fund will not be required to allocate its investments among any particular countries or in set percentages. Under normal circumstances, however, the Fund will invest in at least three different countries, and invest at least 40% of its net assets in securities of non-U.S. companies. For these purposes, “non-U.S. companies” are firms that are organized, have a majority of their assets, or generate the majority of their revenues and/or operating income outside the United States.

The Fund intends to operate as a “non-diversified company” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may invest a significant portion of its assets in the securities of a limited number of issuers, some of which may be within the same industry. The Fund seeks to invest in approximately 30-40 different companies that meet its demanding investment criteria. While the Fund may invest in equity securities of companies of any size, the Fund will primarily invest in large and mid-capitalized companies with market capitalizations of $3 billion or greater, although the Fund may invest in companies with market capitalizations below this amount. The Investment Adviser will generally select companies based on their long-term investment potential and follows a “buy and own” approach. The Fund will not seek to trade in and out of stocks over short time periods for small gains.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends, and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund may enter into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased. However, the Fund will have no obligation to hedge against any risks and there can be no assurance that hedging transactions, if undertaken, will be effective. As a result of the Investment Adviser’s disciplined investment process, the fund may, at times, hold large percentages of cash.

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How the Investment Adviser Selects the Fund’s Investments

The Investment Adviser focuses on investing in established, cash generative businesses that are leading providers of essential products and services. The Investment Adviser seeks to purchase the equity securities of such companies when they are trading at a discount to the Investment Adviser’s proprietary estimates of intrinsic value. The Investment Adviser believes that this approach is an effective way to enjoy the benefits of equity ownership (namely, higher capital appreciation over time) while potentially reducing the risk of permanent capital loss.

The Investment Adviser generally will seek to invest in businesses with all, or most, of the following attributes: (i) essential products and services; (ii) loyal customers; (iii) leadership in an attractive market niche or industry; (iv) sustainable competitive advantages; (v) high returns on invested capital; and (vi) strong free cash flow. In addition, the Fund seeks to invest in companies whose managers have high levels of integrity, are excellent operators and are good capital allocators.

The Investment Adviser has a disciplined investment process for selecting and monitoring investments. The Investment Adviser believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Adviser has a team of experienced securities analysts who follow specific industry sectors and work collaboratively with each other to identify, analyze, and monitor portfolio companies. The analysts conduct extensive analyses of industry structure and they communicate regularly with knowledgeable industry participants and company

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management teams to assess whether companies meet the Investment Adviser’s business, management, and valuation criteria. They also explicitly identify key business risks and any variables outside of management’s control. The Investment Adviser’s time horizon when purchasing a company is typically three to five years. The Fund primarily bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital. Investments are usually sold if they appreciate to levels near the Investment Adviser’s estimate of intrinsic value. The Investment Adviser has designed its investment criteria and processes to reduce the likelihood of a permanent capital loss for each investment.

In response to adverse market, economic, political, and other conditions, the Investment Adviser may make temporary investments in liquid short-term instruments that are not consistent with the Fund’s investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objectives.

PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Capital Controls Risk:

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the governments of foreign countries and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such

15

as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency. This may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Currency Exchange Rate Risk:

The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. Hedging activity or use of forward foreign currency contracts may reduce the risk of loss from currency revaluations, but also may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

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Emerging Markets Risk:

The Fund may invest its assets in securities of issuers based in developing countries. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of securities markets and lower trading volume; (iii) certain national policies related to national interests, which may restrict the Fund’s investment opportunities; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. In addition, foreign stock exchanges and brokers generally have less government supervision and regulation than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

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Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region.

Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The share price of the Fund changes daily, based on market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

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Medium-Sized Company Risk:

Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer brokerage firms — meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

Non-Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Shareholder Concentration Risk:

From time to time, an investment adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such investment adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state, or other governmental agency.

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PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Fund through a separately identifiable department (the “Investment Adviser”). The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of

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December 31, 2015, BBH&Co. managed total assets of approximately $58.7 billion, $136.1 million of which represented total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.95% for the first $3 billion and 0.90% for amounts over $3 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses. A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s most recent Semi-Annual Report.

The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 1.25%. The Expense Limitation Agreement is effective until March 1, 2017, unless it is renewed by all parties to the agreement. The Expense Limitation Agreement may only be terminated during its term with approval of the Board.

Portfolio Managers

Ms. Regina Lombardi and Mr. Timothy E. Hartch serve as co-portfolio managers.

Ms. Regina Lombardi is a Managing Director of BBH&Co. with 25 years of combined industry and investment experience. Ms. Lombardi holds a BS from New York University Stern School of Business and is a CFA

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charterholder. She joined BBH&Co. in 2002. From 2002 to 2011, Ms. Lombardi served as a Senior Vice President. Ms. Lombardi has served as a Managing Director since 2012.

Mr. Timothy E. Hartch is a Partner of BBH&Co. with 20 years of combined industry and investment experience. Mr. Hartch holds an AB from Harvard College and a JD and MBA from the University of Michigan. He joined BBH&Co. in 1996. From 2005 to 2009, Mr. Hartch served as a Managing Director. Mr. Hartch has served as a Partner since 2010.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of shares of the Fund.

IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

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The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of a share class the amount of its liabilities attributable to that class and dividing the difference by the number of shares outstanding of that class at the time the determination is made. The value of the Fund’s portfolio may change on days when the Fund is not open for business and you cannot purchase or redeem Fund shares.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources. Certain short term debt instruments are valued on the basis of amortized cost. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by BBH&Co. to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE close, if the NYSE close occurs before the end of trading on the foreign exchange. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Investments for which market quotations or market based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. The Board has delegated to BBH&Co. the responsibility for applying the Board approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the primary exchange or principal market, but prior to the NYSE close, that materially affect the price of the security or other asset. In addition, market quotes are considered not readily available when, due to

23

extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Fund may use a systematic fair value model provided by an independent third party to value foreign securities.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

Revenue Sharing

The Investment Adviser may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space”, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund), and may be in addition to any shareholder servicing payments that are paid by the shareholder servicing agent to the Financial Intermediaries. In some circumstances, such payments may create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

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Contact your Financial Intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers both Class N shares and Retail Class shares. Only Class N shares are offered through this Prospectus. Class N shares do not automatically convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements

25

made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Investment Minimums*

Minimum initial and subsequent purchase amounts may vary.

Class N**
Initial Purchases	$10,000
Subsequent Purchases	$1,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class N Shares

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE are open for a full day of trading. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

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Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. See “Frequent Trading Policy” below for more information.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions in certain circumstances. For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Fund’s SAI.

Redemptions by the Fund

The Fund has established a minimum account size of $10,000 for Class N shares, which may be changed from time to time in its discretion. Except in circumstances where the minimum account size has been changed or waived, if the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder

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and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of a security or securities from the Fund’s portfolio (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received through an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

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Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 2.00% fee on redemptions of Fund shares made within 30 days from the date of purchase. The Board has not adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency, or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases of Fund shares. If your purchase order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains, if any, annually. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal income or excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains

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distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes.

Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

Distributions you receive from the Fund will generally be subject to federal income tax, and any state or local income taxes, whether or not you reinvest them in additional shares. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends reported by the Fund as qualified dividend income are generally taxable at reduced tax rates for non-corporate shareholders. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the U.S. or in certain

31

countries with a comprehensive tax treaty with the U.S., and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund shares.

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest it receives from sources in foreign countries. If certain requirements are met, the Fund may be eligible to make an election enabling shareholders to claim foreign tax credits or deductions with respect to certain taxes paid by the Fund. If the Fund makes the election, each shareholder will be required to include in income a share of those taxes and will treat that share of those taxes as though it had been paid directly by the shareholder. The shareholder may then either deduct the taxes deemed paid by it in computing its taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax.

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U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it was received in the year in which it was declared.

You may want to avoid buying shares when the Fund is about to declare a dividend or other distribution because such dividend or other distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

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Each sale or redemption of Fund shares may be a taxable event. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer than 12 months. Any loss recognized by you on the sale or redemption of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends. The backup

34

withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The tax treatment of the Fund and its shareholders in those states that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

V. FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help an investor understand the financial performance of the Fund for the past five years (or if shorter, the period of the Fund’s operations). The information in the Financial Highlights table relates to Class N shares of the Fund. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in the Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

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Selected per share data and ratios for a Class N share outstanding throughout each period.

	For the years ended October 31,		For the period from March 28, 2013 (commencement of operations) to October 31,
	2015	2014	2013
Net asset value, beginning of period	$11.27	$10.99	$10.00
Income from investment operations:
Net investment income[1]	0.06	0.12	0.03
Net realized and unrealized gain	0.30	0.21	0.96
Total income from investment operations	0.36	0.33	0.99
Less dividends and distributions:
From net investment income	(0.13)	(0.02)	—
From net realized gains	(0.13)	(0.03)	—
Total dividends and distributions	(0.26)	(0.05)	—
Short-term redemption fees[1]	—	0.00 [2]	—
Net asset value, end of period	$11.37	$11.27	$10.99
Total return	3.27%	3.01%	9.90%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$132	$127	$88
Ratio of expenses to average net assets
before reductions	1.31%	1.32%	1.87%[4]
Fee waiver	0.05%[5]	0.07%[5]	0.61%[4,5]
Expense offset arrangement	0.01%	0.00%[6]	0.01%[4]
Ratio of expenses to average net assets after
reductions	1.25%	1.25%	1.25%[4]
Ratio of net investment income to average
net assets	0.55%	1.01%	0.50%[4]
Portfolio turnover rate	31%	40%	6%[7]

1	Calculated using average shares outstanding for the period.
2	Less than $0.01.
3	Not annualized.
4	Annualized.
5	The ratio of expenses to average net assets for the fiscal years ended October 31, 2015 and 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.25%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For the fiscal years ended October 31, 2015 and 2014 and the period ended October 31, 2013, the waived fees were $74,640, $90,671 and $152,928 respectively.
6	Less than 0.01%.
7	Represents Fund portfolio turnover for the period ended October 31, 2013.
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More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders provide the Fund’s investments, performance and list of portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

Prospectus

FEBRUARY 29, 2016

BBH GLOBAL CORE SELECT

Retail Class Shares (Ticker BBGRX)

These securities have not been approved or disapproved by the U.S. Securities And Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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I. BBH GLOBAL CORE SELECT SUMMARY

INVESTMENT OBJECTIVE

The investment objective of BBH Global Core Select (the “Fund”) is to provide investors with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Retail Class shares.

Shareholder Fees

(Fees paid directly from your investment)

Retail Class
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None

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Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Retail Class
Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses*	1.77%
Total Annual Fund Operating Expenses	2.97%
Less Fee Waiver/Expense Reimbursement**	(1.47%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.50%

*	Other Expenses have been restated to reflect current fees.
**	BBH, through a separately identifiable department (“Investment Adviser”) has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, of the Investment Company Act of 1940, as amended (the “1940 Act”)) to 1.25% through March 1, 2017 (the “Expense Limitation Agreement”). After exclusions, total operating expenses for Retail Class shares of the Fund are expected to be 1.50%. The expiration of the Expense Limitation Agreement differs from that disclosed in the “Financial Highlights” section of the prospectus due to the timing of the renewal of this agreement. The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Retail Class shares to the cost of investing in other mutual funds. This example gives effect to the Expense Limitation Agreement for 1 year and the first year of the 3, 5 and 10 year calculations. The example assumes that you invest $10,000 in the Fund’s Retail Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Retail Class shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class Shares	$153	$781	$1,434	$3,186

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

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when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest primarily in publicly traded equity securities of companies that are located anywhere in the world, including in the United States. The Fund will invest in equities issued by U.S. and non-U.S. firms both directly and in the form of depository receipts representing an interest in these securities. The Fund may invest in companies that are organized, have a majority of their assets, or generate the majority of their operating income in any country, including emerging markets countries, but the Fund intends to invest primarily in the equity securities of companies in countries with developed economies. The Fund’s equity strategy blends aspects of growth and value investing.

The Fund will not be required to allocate its investments among any particular countries or in set percentages. Under normal circumstances, however, the Fund will invest in at least three different countries, and invest at least 40% of its net assets in securities of non-U.S. companies. For these purposes, “non-U.S. companies” are firms that are organized, have a majority of their assets, or generate the majority of their revenues and/or operating income outside the United States. The Fund also seeks to invest in approximately 30-40 different companies that meet its demanding investment criteria. While the Fund may invest in equity securities of companies of any size, the Fund will primarily invest in large and mid-capitalized companies with market capitalizations of $3 billion or greater.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund may enter into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the

5

purpose of hedging the value of securities purchased or intended to be purchased. However, the Fund will have no obligation to hedge against any risks and there can be no assurance that hedging transactions, if undertaken, will be effective.

The investment adviser selects companies based on their long-term investment potential and follows a “buy and own” approach. The Fund does not seek to trade in and out of stocks for small gains. While not a determining factor, the investment adviser may consider tax implications when deciding whether or not to sell a particular investment. As a result of the Investment Adviser’s disciplined investment process, the Fund may, at times, hold large percentages of cash.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Capital Controls Risk:

Capital controls imposed by foreign governments in response to economic or political events may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency. This may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

6

Currency Exchange Rate Risk:

Because the Fund invests in securities denominated in, or providing exposure to, non-U.S. currencies and the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably.

Emerging Markets Risk:

Emerging markets involve risks greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

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Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Medium-Sized Company Risk:

Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies and may trade at prices that reflect incomplete or inaccurate information.

Non-Diversification Risk:

A non-diversified fund may be subject to greater risk than a diversified fund because changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares.

Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

8

FUND PERFORMANCE

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Retail Class shares from year to year. The table shows how the average annual returns of the Fund’s Retail Class shares for the periods indicated compared to a broad-based market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

Total Return for Retail Class Shares (% Per Calendar Year)

Highest Performing Quarter:	7.89% in 4th quarter of 2013
Lowest Performing Quarter:	(6.88)% in 3rd quarter of 2015

Average Annual Total Returns (Through December 31, 2015)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax

9

situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (4/2/2013)
Retail Class Shares
Return Before Taxes	(2.81)%	4.13%
Return After Taxes on Distributions	(3.06)%	3.77%
Return After Taxes on Distributions and
Sale of Fund Shares	(1.39)%	3.15%
MSCI World Index
(reflects no deduction of fees, expenses or taxes)	(0.87)%	7.77%

INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department.

Portfolio Managers

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Regina Lombardi	Managing Director	2013
Timothy E. Hartch	Partner	2013

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker, or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

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Investment Minimums*

Minimum initial and subsequent purchase amounts may vary.

Retail Class
Initial Purchases	$5,000
Subsequent Purchases	$250

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase Retail Class shares of the Fund through a Financial Intermediary (such as a bank), the Fund and/or affiliates of the Fund may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

II.	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital. The investment objective may be changed by the Board without a vote of shareholders. There can be no assurance that the Fund will achieve its investment objective.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest primarily in publicly traded equity securities of companies that are located anywhere in the world, including in the United States. The Fund will invest in equities issued by U.S. and non-U.S. firms both directly and in the form of depository receipts representing an interest in these securities. Although the Fund will invest primarily in common stock, the Fund may purchase other types of securities as long as they meet the investment criteria established by the Investment Adviser, as described further below. The Fund may invest in companies that are organized, have a majority of their assets, or generate the majority of their operating income in any country, including emerging markets countries, but the Fund intends to invest primarily in the equity securities of companies in countries with developed economies. The Fund’s equity strategy blends aspects of growth and value investing. The Fund will not be required to allocate its investments among any particular countries or in set percentages. Under normal circumstances, however, the Fund will invest in at least three different countries, and invest at least 40% of its net assets in securities of non-U.S. companies. For these purposes, “non-U.S. companies” are firms that are organized, have a majority of their assets, or generate the majority of their revenues and/or operating income outside the United States.

The Fund intends to operate as a “non-diversified company” under the 1940 Act which means that the Fund may invest a significant portion of its assets in the securities of a limited number of issuers, some of which may be within the same industry. The Fund seeks to invest in approximately 30-40 different companies that meet its

12

demanding investment criteria. While the Fund may invest in equity securities of companies of any size, the Fund will primarily invest in large and mid-capitalized companies with market capitalizations of $3 billion or greater, although the Fund may invest in companies with market capitalizations below this amount. The Investment Adviser will generally select companies based on their long-term investment potential and follows a “buy and own” approach. The Fund will not seek to trade in and out of stocks over short time periods for small gains.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends, and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund may enter into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased. However, the Fund will have no obligation to hedge against any risks and there can be no assurance that hedging transactions, if undertaken, will be effective. As a result of the Investment Adviser’s disciplined investment process, the Fund may, at times, hold large percentages of cash.

How the Investment Adviser Selects the Fund’s Investments

The Investment Adviser focuses on investing in established, cash generative businesses that are leading providers of essential products and services. The Investment Adviser seeks to purchase the equity securities of such companies when they are trading at a discount to the Investment Adviser’s proprietary estimates of intrinsic value. The Investment Adviser believes that this approach is an effective way to enjoy the benefits of equity ownership (namely, higher capital appreciation over time) while potentially reducing the risk of permanent capital loss.

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The Investment Adviser generally will seek to invest in businesses with all, or most, of the following attributes: (i) essential products and services; (ii) loyal customers; (iii) leadership in an attractive market niche or industry; (iv) sustainable competitive advantages; (v) high returns on invested capital; and (vi) strong free cash flow. In addition, the Fund seeks to invest in companies whose managers have high levels of integrity, are excellent operators and are good capital allocators.

The Investment Adviser has a disciplined investment process for selecting and monitoring investments. The Investment Adviser believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Adviser has a team of experienced securities analysts who follow specific industry sectors and work collaboratively with each other to identify, analyze, and monitor portfolio companies. The analysts conduct extensive analyses of industry structure and they communicate regularly with knowledgeable industry participants and company management teams to assess whether companies meet the Investment Adviser’s business, management, and valuation criteria. They also explicitly identify key business risks and any variables outside of management’s control. The Investment Adviser’s time horizon when purchasing a company is typically three to five years. The Fund primarily bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital. Investments are usually sold if they appreciate to levels near the Investment Adviser’s estimate of intrinsic value. The Investment Adviser has designed its investment criteria and processes to reduce the likelihood of a permanent capital loss for each investment.

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In response to adverse market, economic, political, and other conditions, the Investment Adviser may make temporary investments in liquid short-term instruments that are not consistent with the Fund’s investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objectives.

PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Capital Controls Risk:

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the governments of foreign countries and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency. This may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Currency Exchange Rate Risk:

The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value

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of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. Hedging activity or use of forward foreign currency contracts may reduce the risk of loss from currency revaluations, but also may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

Emerging Markets Risk:

The Fund may invest its assets in securities of issuers based in developing countries. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of securities markets and lower trading volume; (iii) certain national policies

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related to national interests, which may restrict the Fund’s investment opportunities; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. In addition, foreign stock exchanges and brokers generally have less government supervision and regulation than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region.

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Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The share price of the Fund changes daily, based on market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Medium-Sized Company Risk:

Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer brokerage firms — meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

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Non-Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Shareholder Concentration Risk:

From time to time, an investment adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such investment adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state, or other governmental agency.

PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

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A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Fund through a separately identifiable department (the “Investment Adviser”). The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of December 31, 2015, BBH&Co. managed total assets of approximately $58.7 billion, $136.1 million of which represented total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

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Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.95% for the first $3 billion and 0.90% for amounts over $3 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses. A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s most recent Semi-Annual Report.

The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable under the Retail Class shares 12b-1 Plan (See “Distribution of Fund Shares” below)) of the Fund to 1.25%. After exclusions, total net operating expenses for Retail Class shares of the Fund are expected to be 1.50% of the average daily net assets. The Expense Limitation Agreement is effective until March 1, 2017 unless it is renewed by all parties to the agreement. The Expense Limitation Agreement may only be terminated during its term with approval of the Board.

Portfolio Managers

Ms. Regina Lombardi and Mr. Timothy E. Hartch serve as co-portfolio managers.

Ms. Regina Lombardi is a Managing Director of BBH&Co. with 25 years of combined industry and investment experience. Ms. Lombardi holds a BS from New York University Stern School of Business and is a CFA charterholder. She joined BBH&Co. in 2002. From 2002 to 2011, Ms. Lombardi served as a Senior Vice President. Ms. Lombardi has served as a Managing Director since 2012.

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Mr. Timothy E. Hartch is a Partner of BBH&Co. with 20 years of combined industry and investment experience. Mr. Hartch holds an AB from Harvard College and a JD and MBA from the University of Michigan. He joined BBH&Co. in 1996. From 2005 to 2009, Mr. Hartch served as a Managing Director. Mr. Hartch has served as a Partner since 2010.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of shares of the Fund.

IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of a share class the amount of its liabilities attributable to that class and dividing the difference by the number of shares

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outstanding of that class at the time the determination is made. The value of the Fund’s portfolio may change on days when the Fund is not open for business and you cannot purchase or redeem Fund shares.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources. Certain short term debt instruments are valued on the basis of amortized cost. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by BBH&Co. to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE close, if the NYSE close occurs before the end of trading on the foreign exchange. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Investments for which market quotations or market based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. The Board has delegated to BBH&Co. the responsibility for applying the Board approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the primary exchange or principal market, but prior to the NYSE close, that materially affect the price of the security or other asset. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other

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market prices are available. The Fund may use a systematic fair value model provided by an independent third party to value foreign securities.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

Distribution of Fund Shares

The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund.

Revenue Sharing

The Investment Adviser may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” access to an intermediary’s personnel and

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other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund), and may be in addition to any Rule 12b-1 and/or shareholder servicing payments that are paid by the shareholder servicing agent to the Financial Intermediaries. In some circumstances, such payments may create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers both Class N shares and Retail Class shares. Only Retail Class shares are offered through this Prospectus. Retail Class shares do not automatically convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

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In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Investment Minimums*

Minimum initial and subsequent purchase amounts may vary.

Retail Class
Initial Purchases	$5,000
Subsequent Purchases	$250

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE are open for a full day of trading. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to

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redeem shares through a Financial Intermediary, contact the Financial Intermediary directly. Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. See “Frequent Trading Policy” below for more information.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions in certain circumstances. For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Fund’s SAI.

Redemptions by the Fund

The Fund has established a minimum account size of $5,000 for Retail Class shares, which may be changed from time to time in its discretion. If the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will

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allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of a security or securities from the Fund’s portfolio (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received through an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies

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between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 2.00% fee on redemptions of Fund shares made within 30 days from the date of purchase. The Board has not adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific

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shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency, or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases of Fund shares. If your purchase order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains, if any, annually. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal income or excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

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Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

Distributions you receive from the Fund will generally be subject to federal income tax, and any state or local income taxes, whether or not you reinvest them in additional shares. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends reported by the Fund as qualified dividend income are generally taxable at reduced tax rates for non-corporate shareholders. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.), provided that the Fund satisfies certain holding period requirements in respect of the stock of

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such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund shares.

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest it receives from sources in foreign countries. If certain requirements are met, the Fund may be eligible to make an election enabling shareholders to claim foreign tax credits or deductions with respect to certain taxes paid by the Fund. If the Fund makes the election, each shareholder will be required to include in income a share of those taxes and will treat that share of those taxes as though it had been paid directly by the shareholder. The shareholder may then either deduct the taxes deemed paid by it in computing its taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the

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sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it was received in the year in which it was declared.

You may want to avoid buying shares when the Fund is about to declare a dividend or other distribution because such dividend or other distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Each sale or redemption of Fund shares may be a taxable event. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer than 12 months. Any loss recognized by you on the sale or redemption of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain”

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generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The tax treatment of the Fund and its shareholders in those states that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help an investor understand the financial performance of the Fund for the past five years (or if shorter, the period of the Fund’s operations). The information in the Financial Highlights table relates to Retail Class shares of the Fund. Certain information reflects financial results for a single Retail Class share. The total returns in the table represent the rate that an investor would have earned on an investment in Retail Class shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

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Selected per share data and ratios for a Retail Class share outstanding throughout each period.

	For the years ended October 31,		For the period from April 2, 2013 (commencement of operations) to October 31,
	2015	2014	2013
Net asset value, beginning of period	$11.24	$10.98	$10.00
Income from investment operations:
Net investment income[1]	0.03	0.07	0.00 [2]
Net realized and unrealized gain	0.29	0.22	0.98
Total income from investment operations	0.32	0.29	0.98
Less dividends and distributions:
From net investment income	(0.12)	(0.01)	—
From net realized gains	(0.13)	(0.03)	—
Total dividends and distributions	(0.25)	(0.04)	—
Short-term redemption fees[1]	—	0.01	0.00 [2]
Net asset value, end of period	$11.31	$11.24	$10.98
Total return	2.98%	2.70%	9.80%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$4	$2	$2
Ratio of expenses to average net assets before
reductions	2.93%	3.36%	4.88%[4]
Fee waiver	1.43%[5]	1.86%[5]	3.37%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[6]	0.01%[4]
Ratio of expenses to average net assets after
reductions	1.50%	1.50%	1.50%[4]
Ratio of net investment income to average
net assets	0.29%	0.61%	0.02%[4]
Portfolio turnover rate	31%	40%	6%[7]

1	Calculated using average shares outstanding for the period.
2	Less than $0.01.
3	Not annualized.
4	Annualized.
5	The ratio of expenses to average net assets for the fiscal years ended October 31, 2015 and 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.50%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For the fiscal years ended October 31, 2015 and 2014 and the period ended October 31, 2013, the waived fees were $41,058, $41,099 and $17,913, respectively.
6	Less than 0.01%
7	Represents Fund portfolio turnover for the period ended October 31, 2013.
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More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders provide the Fund’s investments, performance and list of portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

Prospectus

FEBRUARY 29, 2016

BBH INTERNATIONAL EQUITY FUND

Class N Shares (Ticker BBHEX)
Class I Shares (Ticker BBHLX)

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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I.	BBH INTERNATIONAL EQUITY FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH International Equity Fund (the “Fund”) is to provide investors with long-term maximization of total return, primarily through capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class N and Class I shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Exchange Fee	None	None

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Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fees	0.80%	0.80%
Distribution (12b-1) Fee	None	None
Other Expenses*	0.27%	0.09%
Total Annual Fund Operating Expenses	1.07%	0.89%

*	Other Expenses have been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class N and Class I shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Class N and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class N and Class I shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$109	$340	$589	$1,304
Class I Shares	$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed markets of the world, excluding the United States. Developed markets are those markets included in the Morgan Stanley Capital International — Europe, Australasia, and Far East Index (“MSCI-EAFE”) and Canada. The Fund will invest its assets in companies that are economically tied to at least twelve countries from different geographic regions throughout the world. The Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world.

The Fund employs a “manager of managers” approach whereby portions of the Fund are allocated to different investment sub-advisers who employ investment styles broadly aligned with the investment adviser’s principles of equity investing. The Fund currently uses one sub-adviser that employs a growth style and one that employs a value style. However, the investment adviser may also manage a portion the Fund’s assets according to the Fund’s principal investment strategies.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased.

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PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Capital Controls Risk:

Capital controls imposed by foreign governments in response to economic or political events may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Currency Exchange Rate Risk:

Because the Fund invests in securities denominated in, or providing exposure to, non-U.S. currencies and the Fund’s net asset value per share (“NAV”) is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably.

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Emerging Markets Risk:

Emerging markets involve risks greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the sub-advisers to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the sub-advisers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

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Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Multi-Manager Risk:

The investment styles of the Fund’s sub-advisers may not complement each other as expected by the investment adviser. The Fund’s exposure to a particular stock, industry, country, geographic region or technique could be greater or smaller than if the Fund had a single investment adviser.

Non-Diversification Risk:

A non-diversified fund may be subject to greater risk than a diversified fund because changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares.

Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

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FUND PERFORMANCE

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Fund”). Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the reorganization, the Fund did not have any investment operations. Accordingly, the performance information provided in this Prospectus for the periods prior to that date is historical information of the Predecessor Fund, adjusted to reflect the Fund’s anticipated expenses.

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class N shares from year to year. The table shows how the average annual returns of the Fund’s Class N and Class I shares for the periods indicated compared to a broad-based market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

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Total Return for Class N Shares (% Per Calendar Year)

Highest Performing Quarter:	19.44% in 2nd quarter of 2009
Lowest Performing Quarter:	(18.80)% in 4th quarter of 2008

Average Annual Total Returns (Through December 31, 2015)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for Class I Shares will differ from those shown for Class N Shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	(1.56)%	3.49%	3.49%
Return After Taxes on Distributions	(1.79)%	3.25%	3.00%
Return After Taxes on Distributions and
Sale of Fund Shares	0.36%	2.95%	2.89%
Class I Shares
Return Before Taxes	(1.33)%	3.75%	3.75%
MSCI-EAFE Index
(reflects no deduction for fees, expenses or taxes)	(0.81)%	3.61%	3.03%

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INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”) serves as the investment adviser to the Fund through a separately identifiable department (the “Investment Adviser”). Walter Scott & Partners Limited (“Walter Scott”) and Mondrian Investment Partners Limited (“Mondrian”) each currently serve as a sub-adviser to the Fund. The following individuals are responsible for the day-to-day management of the Fund:

Portfolio Managers

Sub-Adviser	Name	Portfolio Manager of the Fund Since	Title
Walter Scott	Rodger Nisbet	2004	Executive Chairman
	Jane Henderson	2004	Managing Director
	Roy Leckie	2004	Director
	Charles Macquaker	2011	Director
Mondrian	Elizabeth A. Desmond	2004	Director, Chief Investment Officer, International Equities
	Nigel A. Bliss	2014	Senior Portfolio Manager
	Andrew R. Porter	2014	Senior Portfolio Manager
	Melissa J. Platt	2011	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on each business day that the equity markets of the New York Stock Exchange (“NYSE”) and the London Stock Exchange are both open for a full day of trading. Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

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Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I**
Initial Purchases	$10,000	$5,000,000
Subsequent Purchases	$10,000	$25,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class I Shares.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Investment Adviser of the Fund may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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II.	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed markets of the world, excluding the United States. Developed markets are those markets included in the MSCI-EAFE Index and Canada. The Fund will invest its assets in companies that are economically tied to at least twelve countries from different geographic regions throughout the world. The Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world. Although the Fund is expected to invest primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Fund may purchase these equity securities directly or in the form of American Depository Receipts (“ADRs”), Global Depositary Receipts or other similar securities representing securities of foreign-based companies, national security exchanges or over-the-counter markets.

The Fund intends to operate as a “non-diversified company” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may invest a significant portion of its assets in the securities of a limited number of issuers, some of which may be within the same industry. The Fund employs a “manager of managers” approach whereby portions of the Fund are allocated to different investment sub-advisers

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(each one a “Sub-adviser,” or collectively the “Sub-advisers”) who employ investment styles broadly aligned with the Investment Adviser’s principles of equity investing. The Fund currently uses one Sub-adviser that employs a growth style and one that employs a value style. The Investment Adviser may also manage a portion of the Fund’s assets according to the Fund’s principal investment strategies. The Investment Adviser also manages the Fund’s liquidity reserves and invests those reserves in liquid short-term investments, including deposits with its custodian and other banks.

Value style emphasizes investments in equity securities of companies that appear to be undervalued relative to their estimated intrinsic value based on earnings, book or asset value, revenues, and cash flow. Growth style emphasizes investments in equity securities of companies with above-average earnings growth prospects. The Sub-advisers will select the individual equity securities for the assets assigned to them.

Other sub-advisers may be added in the future to complement these styles. The Investment Adviser monitors the allocation between the Sub-advisers to achieve its diversification goals, and may rebalance assets among Sub-advisers from time-to-time. The Investment Adviser monitors the Sub-advisers by reviewing their portfolio performance and characteristics, and changes in key personnel. Quantitative evaluations, including evaluations of performance and portfolio characteristics, will be performed at least quarterly.

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The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased.

In response to adverse market, economic, political and other conditions, the Sub-advisers may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to invest less than 80% of its assets in equity securities under normal circumstances.

The Fund seeks to generate attractive returns over time but does not attempt to mirror a benchmark or an index.

PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

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Capital Controls Risk:

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the governments of foreign countries and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Currency Exchange Rate Risk:

The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be

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very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Emerging Markets Risk:

The Fund may invest up to 15% of its assets in securities of issuers based in developing countries. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of securities markets and lower trading volume; (iii) certain national policies related to national interests, which may restrict the Fund’s investment opportunities; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. In addition, foreign stock exchanges and brokers generally have less government supervision and

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regulation than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values. Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

The Fund’s assets may be concentrated in a single country or countries located in the same geographic region. The Fund assumes the risk that changing economic, regulatory, political or social conditions affecting the particular country or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.

Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The share price of the Fund changes daily, based on market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the sub-adviser to develop and effectively implement strategies

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that achieve the Fund’s investment objective. Subjective decisions made by the sub-advisers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Multi-Manager Risk:

The investment styles of the Fund’s Sub-advisers may not complement each other as expected by the Investment Adviser. The Fund’s exposure to a particular stock, industry, country, geographic region or technique could be greater or smaller than if the Fund had a single investment adviser.

Non-Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Shareholder Concentration Risk:

From time to time, an investment adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such investment adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

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Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Fund through a separately identifiable department (the “Investment Adviser”). The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of December 31, 2015, BBH&Co. managed total assets of approximately $58.7 billion, $704 million of which represented total net assets in the Fund.

The Investment Adviser employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets among the Fund’s Sub-advisers currently, Walter Scott and Mondrian. Subject to the general supervision by the Fund’s Board of Trustees (the “Board”), the Investment Adviser oversees the Sub-advisers and evaluates their performance results. The Investment Adviser reviews portfolio performance, characteristics and changes in key personnel of the Sub-advisers. The Investment Adviser monitors the allocation between the Sub-advisers to achieve its diversification goals, and may rebalance assets among Sub-advisers from time-to-time.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

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Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.80% for the first $1 billion and 0.70% for amounts over $1 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses. The Investment Adviser pays a subadvisory fee to each Sub-adviser out of its own assets. The Fund is not responsible for paying any portion of the subadvisory fee to either Sub-adviser. The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administrative fee from the Fund.

Effective December 29, 2015, the Investment Adviser has voluntarily agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares, in order to limit Total Annual Fund Operating Expenses to 1.07%.

A discussion of the Board’s review of the Fund’s investment advisory and sub-advisory agreements is available in the Fund’s most recent Semi-Annual Report.

Pursuant to an exemptive order the Fund and BBH&Co. received from the SEC, the Investment Adviser may select and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval.

The Sub-Advisers

Pursuant to Sub-Advisory Agreements with the Investment Adviser, and subject to the general supervision of the Board, the Sub-advisers make the day-to-day investment decisions for the Fund, place the purchase and sale orders for the portfolio transactions of the Fund, and generally manage the Fund’s portfolio of investments. Mondrian is responsible for managing the value component of the Fund while Walter Scott is responsible for managing the growth component of the Fund.

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The names and addresses of the Sub-advisers and certain information about the portfolio manager or portfolio management team for the Fund are set forth below.

Sub-Adviser	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 Years’ Business Experience	Fund Manager Since
Walter Scott & Partners Limited One Charlotte Square, Edinburgh, EH2 4DR Scotland, UK	Rodger Nisbet Executive Chairman	2004
	Jane Henderson Managing Director	2004
	Roy Leckie Director	2004
	Charles Macquaker Director	2011

Mondrian Investment Partners Limited 10 Gresham Street, London EC2V 7JD UK	Elizabeth A. Desmond Director, Chief Investment Officer International Equities	2004
	Nigel A. Bliss Senior Portfolio Manager	2014
	Andrew R. Porter Senior Portfolio Manager	2014
	Melissa J. Platt Portfolio Manager	2011

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of shares of the Fund.

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IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE and London Stock Exchange (“LSE”) are both open for a full day of trading (“Business Day”). The LSE is not open or closes early for business on Good Friday (March 25, 2016), Easter Monday (March 28, 2016); May Holiday (May 2, 2016); Spring Holiday (May 30, 2016); Summer Holiday (August 29, 2016); Christmas Eve (early close December 23, 2015), Boxing Day/Christmas (observed) (December 26, 2015), Christmas Holiday (December 27, 2016); New Year’s Eve (early close December 30, 2016) and New Year’s Day (January 2, 2017). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of a share class the amount of its liabilities attributable to that class and dividing the difference by the number of shares outstanding of that class at the time the determination is made. The value of the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally

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determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by BBH&Co. to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE close, if the NYSE close occurs before the end of trading on the foreign exchange.

The Fund has a valuation policy, which requires that if market quotations are unavailable or available but considered unreliable, then that security price should be overridden and fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by brokers and dealers or an independent pricing service using a date reflecting the earlier closing of the principal markets for those securities. Prices obtained from pricing services may be based on, among other things, information provided by market markers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, which approximates fair value.

Investments for which market quotations or market based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. The Board has delegated to BBH&Co. the responsibility for applying the Board approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the primary exchange or principal market, but prior to the

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NYSE close, that materially affect the price of the security or other asset. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Fund may use a systematic fair value model provided by an independent third party to value foreign securities.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV.

Revenue Sharing

The Investment Adviser may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund), and may be in addition to any shareholder servicing payments that are paid by the shareholder servicing agent to the Financial Intermediaries. In some circumstances, such payments may create an incentive for a Financial Intermediary or its

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employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers Class N shares and Class I shares through this Prospectus each representing interests in a single portfolio of securities. Class N shares and Class I shares of the Fund have different operating expenses, which affect their performance. Neither Class N shares nor Class I shares automatically convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

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In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I**
Initial Purchases	$10,000	$5,000,000
Subsequent Purchases	$10,000	$25,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class I Shares.

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE and LSE are both open for a full day of trading. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

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How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. See “Frequent Trading Policy” below for more information.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions in certain circumstances. For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Fund’s SAI.

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Redemptions by the Fund

The Fund has established a minimum account size of $10,000 for Class N shares and $5,000,000 for Class I shares, which may be changed from time to time in its discretion. Except in circumstances where the minimum account size has been changed or waived, if the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of a security or securities from the Fund’s portfolio (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received through an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

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The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 2.00% fee on redemptions of Fund shares made within 30 days from the date of purchase. The Board has not adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

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No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases of Fund shares. If your purchase order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains, if any, annually. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal income or excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

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Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

Distributions you receive from the Fund will generally be subject to federal income tax, and any state or local income taxes, whether or not you reinvest them in additional shares. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends reported by the Fund as qualified dividend income are generally taxable at reduced tax rates for non-corporate shareholders. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign

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corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund shares.

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest it receives from sources in foreign countries. If certain requirements are met, the Fund may be eligible to make an election enabling shareholders to claim foreign tax credits or deductions with respect to certain taxes paid by the Fund. If the Fund makes the election, each shareholder will be required to include in income a share of those taxes and will treat that share of those taxes as though it had been paid directly by the shareholder. The shareholder may then either deduct the taxes deemed paid by it in computing its taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax.

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U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it was received in the year in which it was declared.

You may want to avoid buying shares when the Fund is about to declare a dividend or other distribution because such dividends or other distributions will be taxable to you even though it may effectively be a return of a portion of your investment.

Each sale or redemption of Fund shares may be a taxable event. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer than 12 months. Any loss recognized by you on the sale or redemption of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain

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dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The tax treatment of the Fund and its shareholders in those states that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help an investor understand the Fund’s Class N shares and Class I shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

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Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.11	$15.38	$13.05	$12.66	$13.05
Income from investment operations:
Net investment income[1]	0.23	0.37	0.25	0.27	0.26
Net realized and unrealized gain (loss)	(0.49)	(0.38)	2.35	0.45	(0.45)
Total income (loss) from investment
operations	(0.26)	(0.01)	2.60	0.72	(0.19)
Less dividends and distributions:
From net investment income	(0.36)	(0.26)	(0.27)	(0.33)	(0.20)
Total dividends and distributions	(0.36)	(0.26)	(0.27)	(0.33)	(0.20)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.49	$15.11	$15.38	$13.05	$12.66
Total return	(1.65)%	0.01%	20.27%	6.05%	(1.49)%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$665	$757	$695	$510	$644
Ratio of expenses to average net assets
before reductions	1.12%	1.12%	1.14%	1.17%	1.16%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	1.12%	1.12%	1.14%	1.17%	1.16%
Ratio of net investment income to
average net assets	1.53%	2.43%	1.79%	2.18%	1.98%
Portfolio turnover rate	18%	15%	14%	12%	13%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.
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Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.16	$15.43	$13.08	$12.70	$13.09
Income from investment operations:
Net investment income[1]	0.26	0.40	0.28	0.30	0.29
Net realized and unrealized gain (loss)	(0.49)	(0.38)	2.37	0.45	(0.45)
Total income (loss) from investment
operations	(0.23)	0.02	2.65	0.75	(0.16)
Less dividends and distributions:
From net investment income	(0.39)	(0.29)	(0.30)	(0.37)	(0.23)
Total dividends and distributions	(0.39)	(0.29)	(0.30)	(0.37)	(0.23)
Short-term redemption fees[1]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.54	$15.16	$15.43	$13.08	$12.70
Total return	(1.42)%	0.21%	20.64%	6.31%	(1.26)%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$68	$86	$75	$70	$97
Ratio of expenses to average net assets
before reductions	0.89%	0.90%	0.90%	0.94%	0.92%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.01%
Ratio of expenses to average net assets
after reductions	0.89%	0.90%	0.90%	0.94%	0.91%
Ratio of net investment income to
average net assets	1.77%	2.62%	2.01%	2.42%	2.22%
Portfolio turnover rate	18%	15%	14%	12%	13%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.
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More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders provide the Fund’s investments, performance and list of portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

Prospectus

FEBRUARY 29, 2016

BBH LIMITED DURATION FUND
Class N Shares (Ticker BBBMX)
Class I Shares (Ticker BBBIX)

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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I. BBH LIMITED DURATION FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH Limited Duration Fund (the “Fund”) is to provide maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class N and Class I shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

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Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fees	0.26%	0.26%
Distribution (12b-1) Fees	None	None
Other Expenses	0.22%	0.02%
Total Annual Fund Operating Expenses	0.48%	0.28%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class N and Class I shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Class N and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class N and Class I shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$49	$154	$269	$604
Class I Shares	$29	$90	$157	$355

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a well-diversified portfolio of durable, performing fixed income instruments. These investments will be primarily focused in notes and bonds issued by domestic and foreign corporations and financial institutions and U.S. Government, government agencies and government guaranteed issuers, as well as asset-backed securities. The Fund may purchase mortgage-backed securities, and sovereign debt when the investment adviser believes that the additional returns from these securities justify the risk of allocations to these asset classes.

The Fund may invest in money market instruments, repurchase agreements, commercial paper and derivative instruments, including futures, swaps and options, to meet its investment objective. The Fund will invest primarily in investment grade securities but may invest in securities rated below investment grade when the investment adviser believes that the additional income from these securities justifies the higher risk.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Credit Risk:

Credit risk refers to the likelihood that an issuer, guarantor, or the counterparty to a derivative contract or repurchase agreement, will default on interest or principal payments. For asset-backed and commercial mortgage-backed securities, there is risk that the impairment of the value of the collateral underlying the security, such as non-payment of loans, will

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result in default on interest or principal payments. Credit risk is heightened to the extent the Fund invests in below investment grade securities.

Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset or index. Risks are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks include liquidity risk, interest rate risk, market risk, credit risk, risk of mis-pricing or improper valuation and the risk of miscorrelation. The Fund could lose more than the principal amount invested.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Interest Rate Risk:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. Rising interest rates tend to cause the price of debt securities (especially those with longer maturities) and the Fund’s share price to fall.

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Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Issuer Risk:

The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk:

Leverage includes borrowing and reverse repurchase agreements and in some cases derivative contracts that may result in leverage to the Fund. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Leveraging is speculative, tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile.

Liquidity Risk:

Liquidity risk exists when a particular instrument is difficult to purchase or sell. Size of a transaction or illiquid markets may be factors.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

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Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Maturity Risk:

Interest rate risk, as discussed above, will generally affect the price of a fixed income security more if the security has a longer maturity.

Mortgage-Backed Securities Risk:

Borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities. In addition, during periods of falling interest rates mortgage-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. A fund holding mortgage-related securities may exhibit additional volatility during periods of fluctuating interest rates.

Prepayment Risk:

The Fund’s investments are subject to the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

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Sovereign Debt Risk:

Bonds issued by foreign governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency.

FUND PERFORMANCE

The Fund is a successor to a mutual fund, which was a series of BBH Fund, Inc. (the “Predecessor Fund”). Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the reorganization, the Fund did not have any investment operations. Accordingly, the performance information provided in this Prospectus for the periods prior to that date is historical information of the Predecessor Fund, adjusted to reflect the Fund’s anticipated expenses.

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class I shares from year to year. The table shows how the average annual returns of the Fund’s Class N and Class I shares for the periods indicated compared to a broad-based market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

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Total Return for Class I Shares* (% Per Calendar Year)

Highest Performing Quarter:	4.75% in 4th quarter of 2008
Lowest Performing Quarter:	(1.04)% in 2nd quarter of 2007

*	Historically, the Fund has presented information for its Class N shares in this table. Due to a transition of a majority of the Fund’s Shareholders into Class I shares during 2015, the Fund has instead elected to provide information for Class I shares in this year’s prospectus. The Fund’s Class N shares have a higher overall expense ratio and, as a result, performance would be lower.

Average Annual Total Returns (Through December 31, 2015)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for Class I Shares will differ from those shown for Class N Shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	0.09%	1.18%	2.68%
Return After Taxes on Distributions	(0.71)%	0.49%	1.67%
Return After Taxes on Distributions and
Sale of Fund Shares	0.05%	0.63%	1.69%

Class I Shares
Return Before Taxes	0.39%	1.36%	2.85%

Barclays Capital U.S. 1-3 Year Treasury Bond Index
(reflects no deduction for fees, expenses or taxes)	0.56%	0.71%	2.44%

INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department (the “Investment Adviser”).

Portfolio Managers

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Andrew P. Hofer	Managing Director	2011
Neil Hohmann	Senior Vice President	2013

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

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Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I**
Initial Purchases	$25,000	$5,000,000
Subsequent Purchases	$25,000	$25,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class I Shares.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Investment Adviser of the Fund may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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II.	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Adviser will invest the assets of the Fund in a well-diversified portfolio of durable, performing fixed income instruments. These investments will be primarily focused in notes and bonds issued by domestic and foreign corporations and financial institutions and U.S. Government, government agencies and government guaranteed issuers, as well as asset-backed securities. The Fund may purchase mortgage backed securities, and sovereign debt when the Investment Adviser believes that the additional income from these securities justifies the higher risk of allocations to these asset classes. The Fund may invest in money market instruments, repurchase agreements and derivative instruments to meet its investment objective.

Despite comparisons contained in the Fund’s shareholder reports, the Fund will not measure its performance success nor alter its construction in relation to any particular benchmark or index. Instead, the Fund will seek to preserve capital and to generate a positive absolute return, while attempting to avoid instances of negative total return over extended periods of time. The Fund will have the flexibility to invest in the sectors, industries, securities and durations that the Investment Adviser identifies as offering attractive risk-adjusted returns consistent with the Fund’s investment objective.

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While the assets of the Fund will be primarily invested in securities denominated in U.S. dollars, some investments may be denominated in other currencies. The Fund will invest primarily in investment grade securities but may invest in fixed income securities rated below investment grade when the Investment Advisor believes that the additional income from these securities justifies the high risk. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Mortgage-Backed and Asset-Backed Securities:

Mortgage-backed securities are collateralized by pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Asset-backed securities are collateralized by pools of obligations or assets. Most asset-backed securities involve pools of consumer or commercial debts with maturities of less than ten years. However, almost any type of assets may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Mortgage and asset-backed securities may be structured as floaters, inverse floaters, interest only and principal only obligations.

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Derivative Instruments:

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivatives investments to gain or reduce exposure to market movements related to such securities, or to other risks such as interest rate or currency risk. The Fund may, but is not required to use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. Derivative investments primarily include futures, but may also include swaps and options contracts.

Futures Contracts:

Common features of future contracts include: (1) standardized contract features; (2) traded on organized exchanges; and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called “the daily margin” requirement. The use of futures gives the Investment Adviser flexibility in managing the investment risk of the Fund.

Credit Quality:

The Fund will invest primarily in investment grade securities (Baa3/BBB-). The Investment Adviser may invest a portion of the assets of the Fund in fixed income securities rated below investment grade or, if unrated, determined by the Investment Adviser to be of comparable quality. Credit ratings for individual holdings are assigned by nationally recognized statistical rating organizations (“NRSRO”) such as Moody’s Investor Service (“Moody’s”) or Standard & Poor’s (“S&P”).

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PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Credit Risk:

Credit risk refers to the likelihood that an issuer will default on interest or principal payments. The financial condition of an issuer of a debt security or other instrument may cause it to default or become unable to pay interest or principal due. For asset-backed securities and commercial mortgage-backed securities, there is risk that the impairment of the collateral underlying the security, such as non-payment of loans, will result in default on interest or principal payments. The Fund cannot collect interest and principal payments on a security or instrument if the issuer defaults. While the Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative

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instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. In addition, foreign stock exchanges and brokers generally have less government supervision and regulation than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values. Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

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Interest Rate Risk:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, (i.e. when interest rates increase, bond prices fall).

Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The share price of the Fund changes daily, based on market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Issuer Risk:

The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk:

Leverage includes borrowing and reverse repurchase agreements and in some cases derivative contracts. Leveraging is speculative and may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities. The use of leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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Liquidity Risk:

Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Securities in the Fund are generally less liquid than many other investments including but not limited to securities issued by the U.S. Government, commercial paper and those of higher rated investment grade corporate securities.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Maturity Risk:

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

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Mortgage-Backed Securities Risk:

Borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate (pre-payment risk). During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security (extension risk). Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. As a result, in a period of fluctuating interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

Prepayment Risk:

The Fund’s investments are subject to the risk that when interest rates fall certain obligations will be prepaid and that the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayment tends to increase as borrowers are more likely to pay off debt and refinance at lower rates. During these periods, reinvestment of the prepayment proceeds will generally be at lower rates of return than the return on assets that were prepaid.

Shareholder Concentration Risk:

From time to time, an investment adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund

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shareholders consists of such investment adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

Sovereign Debt Risk:

Bonds issued by foreign governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Fund through a separately identifiable department (the “Investment Adviser”). The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Fund’s Board of Trustees (the “Board”), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of December 31, 2015, BBH&Co. managed total assets of approximately $58.7 billion, $4.7 billion of which represented total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s Administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.30% for the first $1 billion and 0.25% for amounts over $1 billion of the average daily net assets of the Fund. This fee compensates

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BBH&Co. for its services and its expenses. The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administrative fee from the Fund.

Effective December 29, 2015, the Investment Adviser has voluntarily agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares in order to limit Total Annual Fund Operating Expenses to 0.48%.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s most recent Semi-Annual Report.

Portfolio Managers

Andrew P. Hofer and Neil Hohmann serve as co-portfolio managers.

Andrew Hofer is a Managing Director of BBH&Co. with 27 years of combined industry and investment experience. Mr. Hofer holds a BA from Yale University and an MIA from the Columbia School of International and Public Affairs. He joined BBH&Co. in 1988. Mr. Hofer has served as a Managing Director since January 2000.

Neil Hohmann is a Senior Vice President of BBH&Co. with 18 years of investment experience. Mr. Hohmann holds a BA from Yale University and a PhD in Economics from the University of Chicago. He joined BBH&Co. in 2006, and served as a Vice President from 2006 to 2010. Mr. Hohmann has served as a Senior Vice President since 2010.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of shares of the Fund.

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IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of a share class the amount of liabilities attributable to that class and dividing the difference by the number of shares outstanding of that class at the time the determination is made. The value of the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund has a valuation policy which requires that if market quotations are unavailable or available but considered unreliable, then that security price should be overridden and a fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by brokers and dealers or an independent pricing service using data reflecting the earlier closing of the principal markets for those securities. Prices

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obtained from pricing services may be based on, among other things, information provided by market markers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Fixed income securities with remaining maturities of less than 60 days at time of purchase may be valued at amortized cost, which approximates fair value.

Investments for which market quotations or market based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. The Board has delegated to BBH&Co. the responsibility for applying the Board approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the price of the security or other asset. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

Revenue Sharing

The Investment Adviser may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund), and may be in addition to any shareholder servicing payments that are paid by the shareholder servicing agent to the Financial Intermediaries. In some circumstances, such payments may create an incentive for a Financial Intermediary or its

25

employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers Class N shares and Class I shares through this Prospectus each representing interests in a single portfolio of securities. Class N shares and Class I shares have different operating expenses which affect their performance. Neither Class N shares nor Class I shares automatically convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial

26

Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I**
Initial Purchases	$25,000	$5,000,000
Subsequent Purchases	$25,000	$25,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class I Shares.

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE are open for a full day of trading. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

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Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

Redemptions by the Fund

The Fund has established a minimum account size of $25,000 for Class N shares and $5,000,000 for Class I shares, which may be changed from time to time in its discretion. Except in circumstances where the minimum account size has been changed or waived, if the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of a security or securities from the Fund’s portfolio (rather than cash). In the event that the

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Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received through an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. The Board has not adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders. The Fund monitors trading in Fund shares in an effort to identify disruptive trading activity.

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In addition, each agreement among the Fund, its distributor and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases of Fund shares. If your purchase order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

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Dividends and Distributions

The Fund declares and pays dividends monthly and capital gains distributions, if any, annually. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid federal income or excise tax. The Fund expects distributions to be primarily from income. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

Distributions you receive from the Fund will generally be subject to federal income tax, and any state or local income taxes, whether or not you reinvest them in additional shares. Income distributions are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions from the Fund’s net short-term capital gains are taxable as ordinary income. The Fund does not expect a substantial portion of distributions to be treated as qualified dividend

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income, which is taxable to non-corporate shareholders at reduced rates, or to be eligible for the dividends-received deduction for corporate shareholders.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it was received in the year in which it was declared.

You may want to avoid buying shares when the Fund is about to declare a dividend or other distribution because such dividend or other distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Each sale or redemption of Fund shares may be a taxable event. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer than 12 months. Any loss recognized by you on the sale or redemption of Fund shares with a tax

32

holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The tax treatment of the Fund and its shareholders in those states that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help an investor understand the Fund’s Class N shares and Class I shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

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Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.31	$10.35	$10.44	$10.34	$10.46
Income from investment operations:
Net investment income[1]	0.18	0.14	0.15	0.18	0.17
Net realized and unrealized gain (loss)	(0.17)	(0.01)	(0.06)	0.14	(0.12)
Total income from investment
operations	0.01	0.13	0.09	0.32	0.05
Less dividends and distributions:
From net investment income	(0.18)	(0.14)	(0.15)	(0.18)	(0.17)
From net realized gains	—	(0.03)	(0.03)	(0.04)	—
Total dividends and distributions	(0.18)	(0.17)	(0.18)	(0.22)	(0.17)
Short-term redemption fees[1]	—	—	—	—	0.00 [2]
Net asset value, end of year	$10.14	$10.31	$10.35	$10.44	$10.34
Total return	0.10%	1.32%	0.82%	3.13%	0.52%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,557	$2,625	$2,170	$1,776	$1,336
Ratio of expenses to average net assets
before reductions	0.48%	0.48%	0.49%	0.50%	0.49%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	0.48%	0.48%	0.49%	0.50%	0.49%
Ratio of net investment income to average
net assets	1.75%	1.36%	1.44%	1.75%	1.66%
Portfolio turnover rate	46%	35%	48%	38%	28%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.
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Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.31	$10.35	$10.44	$10.34	$10.46
Income from investment operations:
Net investment income[1]	0.20	0.16	0.17	0.20	0.19
Net realized and unrealized gain (loss)	(0.17)	(0.01)	(0.06)	0.14	(0.12)
Total income from investment
operations	0.03	0.15	0.11	0.34	0.07
Less dividends and distributions:
From net investment income	(0.20)	(0.16)	(0.17)	(0.20)	(0.19)
From net realized gains	—	(0.03)	(0.03)	(0.04)	—
Total dividends and distributions	(0.20)	(0.19)	(0.20)	(0.24)	(0.19)
Short-term redemption fees[1]	—	—	—	—	0.00 [2]
Net asset value, end of year	$10.14	$10.31	$10.35	$10.44	$10.34
Total return	0.30%	1.52%	1.01%	3.31%	0.67%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,153	$2,547	$1,448	$1,165	$825
Ratio of expenses to average net assets
before reductions	0.28%	0.29%	0.29%	0.31%	0.33%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	0.28%	0.29%	0.29%	0.31%	0.33%
Ratio of net investment income to
average net assets	1.94%	1.56%	1.63%	1.93%	1.82%
Portfolio turnover rate	46%	35%	48%	38%	28%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.
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More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders provide the Fund’s investments, performance and list of portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

Prospectus

FEBRUARY 29, 2016

BBH INTERMEDIATE MUNICIPAL BOND FUND

CLASS N SHARES (TICKER BBINX)
CLASS I SHARES (TICKER BBIIX)

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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I. BBH INTERMEDIATE MUNICIPAL BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH Intermediate Municipal Bond Fund (the “Fund”) is to protect investor’s capital and generate attractive risk-adjusted returns.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class N and Class I shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	1.00%	1.00%
Exchange Fee	None	None

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Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	None
Other Expenses*	0.75%	0.38%
Total Annual Fund Operating Expenses	1.15%	0.78%
Less Fee Waiver/Expense Reimbursement**	(0.50)%	(0.28)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement	0.65%	0.50%

*	Other Expenses have been restated to reflect current fees.
**	BBH through a separately identifiable department (“Investment Adviser”) has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.65% for Class N shares and 0.50% for Class I shares through March 1, 2017 (the “Expense Limitation Agreement”). The expiration of the Expense Limitation Agreement differs from that disclosed in the “Financial Highlights” section of the prospectus due to the timing of the renewal of this agreement. The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class N and Class I shares to the cost of investing in other mutual funds. This example gives effect to the Expense Limitation Agreement for 1 year and the first year of the 3, 5 and 10 year calculations. The example assumes that you invest $10,000 in the Fund’s Class N and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class N and Class I shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$66	$315	$584	$1,351
Class I Shares	$51	$221	$405	$939

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio. Excluding variable rate demand notes, during the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value or its portfolio

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by applying bottom-up fundamental analysis and investing in a long-term, tax-aware manner. The Fund aims to implement the strategy by investing primarily in a diversified portfolio of investment grade municipal bonds rated in the four highest credit ratings categories (AAA to BBB, or equivalent) at the time of purchase by at least one nationally recognized credit rating agency, or, if unrated, deemed to be of comparable quality by the investment adviser. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax). There can be no assurance that the Fund will achieve its investment objective.

The Fund may invest in fixed-, variable- or floating-rate municipal securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. These may include general obligation bonds, which typically are backed by the issuer’s ability to levy taxes, and revenue bonds, which typically are backed by a stream of revenue from a particular facility or class of facilities or, in some cases, from

5

the proceeds of a special excise or other specific revenue source. Municipal securities also include auction rate municipal securities.

The Fund may also invest up to 20% of its total assets in securities that are not municipal securities, if, in the opinion of the investment adviser, these securities will enhance after-tax returns for Fund investors. Non-municipal securities investments may include notes and bonds issued by domestic and foreign corporations and financial institutions and the U.S. Government, U.S. Government agencies and U.S. Government-guaranteed issuers. In addition, the Fund may purchase asset-backed securities, mortgage backed securities, auction rate securities and other sovereign debt when the investment adviser believes that the additional returns from these securities justify the risk of allocations to these asset classes. Under normal circumstances, the Fund expects the portfolio’s dollar weighted average maturity to be between 3 and 10 years.

The Fund may invest in money market instruments, repurchase agreements and derivative instruments, including futures, swaps and options, to hedge its investments or to seek to enhance returns.

The Fund will not invest 25% or more of its total assets in any one municipal revenue sector relating to bonds backed by revenues from similar types of projects (such as those relating to higher education, healthcare, housing, airports or utilities) or with other similar economic, business or political characteristics. For the purposes of this policy, securities of the U.S. Government, its agencies or instrumentalities and municipal obligations backed by the credit of governmental entities are not subject to this 25% limit. The Fund may invest more than 25% of its total assets in municipal securities whose issuers are located in any one state.

6

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

Auction Rate Securities Risk:

The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

Call Risk:

If the securities in which the Fund invests are redeemed by the issuer before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risk:

Credit risk refers to the likelihood that an issuer, guarantor, or the counterparty to a derivative contract or repurchase agreement, will default on interest or principal payments.

7

Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset or index. Risks are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks include liquidity risk, interest rate risk, market risk, credit risk, risk of mis-pricing or improper valuation and the risk of miscorrelation. The Fund could lose more than the principal amount invested.

Interest Rate Risk:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. Rising interest rates tend to cause the price of debt securities (especially those with longer maturities) and the Fund’s share price to fall.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Liquidity Risk:

Liquidity risk exists when a particular instrument is difficult to purchase or sell. Size of a transaction or illiquid markets may be factors.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective.

8

Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Maturity Risk:

Interest rate risk, as discussed above, will generally affect the price of a fixed income security more if the security has a longer maturity.

Municipal Revenue Sector Risk:

The Fund will not invest 25% or more of its total assets in any one municipal revenue sector relating to bonds backed by revenues from similar types of projects (such as those relating to higher education, healthcare, housing, airports or utilities) or with other similar economic, business, or political characteristics. However, as the Fund’s exposure to such similar projects increases, the Fund will also become more sensitive to adverse economic, business or political developments relevant to these projects.

Municipal Issuer Risk:

The Fund invests principally in municipal securities. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a default or bankruptcy. If a security’s structure fails to function as intended, the security could become taxable or decline in value. Additionally, issuers of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs.

9

Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

State-Specific Risk:

From time to time the Fund may have a significant position in municipal securities whose issuers are located in a particular state. Under these circumstances, changes in the economic conditions in that state are likely to affect the Fund’s investments and performance.

Taxation Risk:

The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds such as the Fund have certain risks if the bonds were issued in connection with abusive transactions, refinancing irregularities, or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders. In this case, the Fund might be required to send to you and file with the IRS information returns for prior calendar years reclassifying some of its exempt-interest dividends as taxable dividends.

10

FUND PERFORMANCE

The following bar chart and table are designed to give an indication of the risks involved with an investment in the Fund. In future years, the bar chart will show changes in the performance of the Fund’s Class N shares from year to year. The table shows how the average annual returns of the Fund’s Class N and Class I shares for the periods indicated compared to a broad-based market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

Total Return for Class N Shares (% Per Calendar Year)

Highest Performing Quarter:	1.87% in 4th quarter of 2015
Lowest Performing Quarter:	(0.95)% in 2nd quarter of 2015

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Average Annual Total Returns (Through December 31, 2015)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (4/1/2014)
Class N Shares
Return Before Taxes	2.59%	4.11%
Return After Taxes on Distributions	2.36%	3.75%
Return After Taxes on Distributions and
Sale of Fund Shares	2.06%	3.30%

Class I Shares
Return Before Taxes	2.73%	4.20%

Barclays Capital Municipal Bond 1-15 Year Blend Index
(reflects no deduction of fees, expenses or taxes)	2.83%	3.94%

INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department.

Portfolio Manager

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Gregory S. Steier	Managing Director	2014

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I**
Initial Purchases	$5,000	$5,000,000
Subsequent Purchases	$500	$25,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class I Shares.

TAX INFORMATION

The Fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income, capital gains, or a combination of the two.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Investment Adviser of the Fund may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

II.	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by applying bottom-up fundamental analysis and investing in a long-term, tax-aware manner. The Fund aims to

14

implement the strategy by investing primarily in a diversified portfolio of investment grade municipal bonds rated in the four highest credit ratings categories (AAA to BBB, or equivalent) at the time of purchase by at least one nationally recognized credit rating agency, or, if unrated, deemed to be of comparable quality by the Investment Adviser. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax). There can be no assurance that the Fund will achieve its investment objective.

The Fund may invest in fixed-, variable- or floating-rate municipal securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. These may include general obligation bonds, which typically are backed by the issuer’s ability to levy taxes, and revenue bonds, which typically are backed by a stream of revenue from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal securities also include auction rate municipal securities.

The Fund may also invest up to 20% of its total assets in securities that are not municipal securities, if, in the opinion of the Investment Adviser, these securities will enhance after-tax returns for Fund investors. Non-municipal securities investments may include notes and bonds issued by domestic and foreign corporations and financial institutions and the U.S. Government, U.S. Government agencies and U.S. Government-guaranteed issuers. In addition, the Fund may purchase asset-backed securities, mortgage backed securities, auction rate securities and other sovereign debt when the Investment Adviser believes that the additional returns from these securities

15

justify the risk of allocations to these asset classes. Under normal circumstances, the Fund expects the portfolio’s dollar weighted average maturity to be between 3 and 10 years.

The Fund may invest in money market instruments, repurchase agreements and derivative instruments, including futures, swaps and options, to hedge its investments or to seek to enhance returns.

The Fund will not invest 25% or more of its total assets in any one municipal revenue sector relating to bonds backed by revenues from similar types of projects (such as those relating to higher education, healthcare, housing, airports or utilities) or with other similar economic, business, or political characteristics. For purposes of this policy, securities of the U.S. Government, its agencies, or instrumentalities and municipal obligations backed by the credit of governmental entities are not subject to this 25% limit. The Fund may invest more than 25% of its total assets in municipal securities whose issuers are located in any one state.

For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. Government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of

16

Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

Auction Rate Securities Risk:

The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. In a “Dutch” auction, bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. In certain recent market environments, auction failures have been widespread, which may adversely affect the liquidity and price of auction rate securities.

17

Call Risk:

If the securities in which the Fund invests are redeemed by the issuer before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risk:

Credit risk refers to the likelihood that an issuer will default on interest or principal payments. The financial condition of an issuer of a debt security or other instrument may cause it to default or become unable to pay interest or principal due. The Fund cannot collect interest and principal payments on a security or instrument if the issuer defaults. While the Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not

18

correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Interest Rate Risk:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, (i.e. when interest rates increase, bond prices fall). As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The weighted average duration of the portfolio is expected to be between 3 and 7 years.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off

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mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their dollar weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the Fund.

Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The share price of the Fund changes daily, based on market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Liquidity Risk:

Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

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Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Maturity Risk:

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Municipal Revenue Sector Risk:

The Fund will not invest 25% or more of its total assets in any one municipal revenue sector relating to bonds backed by revenues from similar types of projects (such as those relating to higher education, healthcare, housing, airports or utilities) or with other similar economic, business, or political characteristics. However, as the Fund’s exposure to such similar projects increases, the Fund will also become more sensitive to adverse economic, business or political developments relevant to these projects.

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Municipal Issuer Risk:

The Fund invests principally in municipal securities. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a default or bankruptcy. If a security’s structure fails to function as intended, the security could become taxable or decline in value. Additionally, issuers of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Shareholder Concentration Risk:

From time to time, an investment adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such investment adviser’s discretionary clients, asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

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State-Specific Risk:

From time to time the Fund may have a significant position in municipal securities whose issuers are located in a particular state. Under these circumstances, changes in the economic conditions in that state are likely to affect the Fund’s investments and performance.

Taxation Risk:

The IRS has announced that holders of tax-exempt bonds such as the Fund have certain risks if the bonds were issued in connection with abusive transactions, refinancing irregularities, or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders. In this case, the Fund might be required to send to you and file with the IRS information returns for prior calendar years reclassifying some of its exempt-interest dividends as taxable dividends.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

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A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the Investment Adviser to the Fund. The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of December 31, 2015, BBH&Co. managed total assets of approximately $58.7 billion, $91.4 million of which represented total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

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Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.40% of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s most recent Semi-Annual Report.

The Investment Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 0.65% for Class N shares and 0.50% for

Class I shares through March 1, 2017 (the “Expense Limitation Agreement”). The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board.

Portfolio Manager

Gregory S. Steier will serve as the portfolio manager of the Fund.

Gregory S. Steier is a Managing Director of BBH&Co. with 24 years of combined industry and investment experience. Mr. Steier holds a BS and an MBA from New York University. He joined BBH&Co. in 1992. Mr. Steier has served as a Managing Director since 2007.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of shares of the Fund.

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IV. SHAREHOLDER INFORMATION

FUND VALUATION POLICIES

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of a share class the amount of liabilities attributable to that class and dividing the difference by the number of shares outstanding of that class at the time the determination is made. The value of the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund has a valuation policy which requires that if market quotations are unavailable or available but considered unreliable, then that security price should be overridden and fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by brokers and dealers or an independent pricing service using a date reflecting the

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earlier closing of the principal markets for those securities. Prices obtained from pricing services may be based on, among other things, information provided by market markers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, which approximates fair value.

Investments for which market quotations or market based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. The Board has delegated to BBH&Co. the responsibility for applying the Board approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the price of the security or other asset. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

Revenue Sharing

The Investment Adviser may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares,

27

providing the Fund with “shelf space,” access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund), and may be in addition to any shareholder servicing payments that are paid by the shareholder servicing agent to the Financial Intermediaries. In some circumstances, such payments may create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers Class N shares and Class I shares through this Prospectus each representing interests in a single portfolio of securities. Class N shares and Class I shares have different operating expenses which may affect their performance. Neither Class N shares nor Class I shares automatically convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

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In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I**
Initial Purchases	$5,000	$5,000,000
Subsequent Purchases	$500	$25,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.
**	The Fund has waived the investment minimums for all BBH Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class I Shares.

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE are open for a full day of trading. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

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How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30-day holding period will be subject to a redemption fee of 1.00% of the total redemption proceeds. The 30-day holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. See “Frequent Trading Policy” below for more information.

The Fund may sell shares to some bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to

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underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions in certain circumstances. For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Fund’s SAI.

Redemptions by the Fund

The Fund has established a minimum account size of $5,000 for Class N shares and $5,000,000 for Class I shares, which may be changed from time to time in its discretion. Except in circumstances where the minimum account size has been changed or waived, if the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of a security or securities from the Fund’s portfolio (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received through an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. The Fund does not expect to make in-kind distributions,

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but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund

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imposes a 1.00% fee on redemptions of Fund shares made within 30 days from the date of purchase. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

Redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases of Fund shares. If your purchase order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

Dividends and Distributions

The Fund declares and pays dividends monthly and capital gains distributions, if any, annually. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid federal income or

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excise tax. The Fund expects distributions to be primarily from income. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. Dividends paid by the Fund that are derived from interest earned on qualifying tax-exempt obligations will generally be reported as “exempt-interest dividends”, which shareholders may exclude from their gross income for regular federal income tax purposes. Some exempt-interest dividends may be subject to the alternative minimum tax. The Fund may at times buy tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For

34

federal income tax purposes, some or all of this market discount will be included in the Fund’s ordinary income and will be taxable as ordinary income when it is distributed to you.

Distributions to shareholders of net investment income received by the Fund from taxable investments, if any, including temporary taxable investments, will be taxable to shareholders as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions from the Fund’s net short-term capital gains are taxable as ordinary income. Since the Fund’s income is derived from sources that do not pay dividends, it is not expected that any portion of the dividends paid by the fund will qualify for the dividends received deduction available to corporate shareholders or as “qualified dividend income” taxable to non-corporate shareholders at reduced rates.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.

If the Fund declares a taxable dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it was received in the year in which it was declared.

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You may want to avoid buying shares when the Fund is about to declare a taxable distribution because such dividend or other distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Each sale or redemption of Fund shares may be a taxable event. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer than 12 months. Any loss recognized by you on the sale or redemption of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with regards to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on taxable dividends and other payments that are subject to such withholding. The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.”

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“Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends (including exempt-interest dividends). The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The tax treatment of the Fund and its shareholders in those states that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

V. FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help an investor understand the financial performance of the Fund for the past five years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

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Selected per share data and ratios for a Class N share outstanding throughout each period.

	For the year ended October 31, 2015	For the period from April 1, 2014 (commencement of operations) to October 31, 2014
Net asset value, beginning of period	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.15	0.09
Net realized and unrealized gain	0.08	0.29
Total income from investment operations	0.23	0.38
Less dividends and distributions:
From net investment income	(0.16)	(0.08)
From net realized gains	(0.08)	—
Total dividends and distributions	(0.24)	(0.08)
Short-term redemption fees[1]	0.00 [2]	—
Net asset value, end of period	$10.29	$10.30
Total return	2.29%	3.82%[3]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$26	$1
Ratio of expenses to average net assets before reductions	1.10%	8.78%[4]
Fee waiver	0.45%[5]	8.13%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.65%	0.65%[4]
Ratio of net investment income to average net assets	1.43%	1.43%[4]
Portfolio turnover rate	142%	91%
Portfolio turnover rate[7]	83%	56%

1	Calculated using average shares outstanding for the period.
2	Less than $0.01.
3	Not annualized.
4	Annualized with the exception of audit fees and registration fees.
5	The ratio of expenses to average net assets for the fiscal year ended October 31, 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective for the period beginning on April 1, 2014 and will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. For the fiscal year ended October 31, 2015 and the period from April 1, 2014 to October 31, 2014 the waived fees were $71,871 and $47,942, respectively.
6	Less than 0.01%.
7	The portfolio turnover rate excludes variable rate demand notes.
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Selected per share data and ratios for a Class I share outstanding throughout the period.

	For the year ended October 31, 2015	For the period from April 1, 2014 (commencement of operations) to October 31, 2014
Net asset value, beginning of period	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.18	0.09
Net realized and unrealized gain	0.06	0.30
Total income from investment operations	0.24	0.39
Less dividends and distributions:
From net investment income	(0.18)	(0.09)
From net realized gains	(0.08)	—
Total dividends and distributions	(0.26)	(0.09)
Short-term redemption fees[1]	0.00 [2]	—
Net asset value, end of period	$10.28	$10.30
Total return	2.33%	3.89%[3]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$66	$52
Ratio of expenses to average net assets before reductions	0.78%	0.88%[4]
Fee waiver	0.28%[5]	0.38%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.50%	0.50%[4]
Ratio of net investment income to average net assets	1.72%	1.49%[4]
Portfolio turnover rate	142%	91%
Portfolio turnover rate[7]	83%	56%

1	Calculated using average shares outstanding for the period.
2	Less than $0.01.
3	Not annualized.
4	Annualized with the exception of audit fees and registration fees.
5	The ratio of expenses to average net assets for the year ended October 31, 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.50%. The agreement is effective for the period beginning on April 1, 2014 and will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. For the year ended October 31, 2015 and the period from April 1, 2014 to October 31, 2014, the waived fees were $163,323 and $137,383, respectively.
6	Less than 0.01%.
7	The portfolio turnover rate excludes variable rate demand notes.
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More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders provide the Fund’s investments, performance and list of portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

STATEMENT OF ADDITIONAL INFORMATION

BBH CORE SELECT

Class N Shares - Ticker BBTEX

Retail Class Shares - Ticker BBTRX

140 Broadway, New York, New York 10005

February 29, 2016

BBH Core Select (the “Fund”) is a separate, non-diversified series of BBH Trust (the “Trust”). The Fund currently offers two classes of shares designated as Class N shares and Retail Class shares.

This Statement of Additional Information (“SAI”) is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated February 29, 2016 (the “Prospectus”), as it may be further amended and/or supplemented from time to time. The Fund’s annual report dated October 31, 2015, is incorporated herein by reference. You may obtain the Fund’s Prospectus and annual report without charge by calling 1-800-575-1265.

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OVERVIEW

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.”). BBH&Co. provides investment advice to registered mutual funds through a separately identifiable department (the “SID” or the “Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser as that term is defined under the Investment Advisers Act of 1940, as amended (“Advisers Act”). BBH&Co. provides administrative services to each series of the Trust.

The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund’s investment objective is to provide investors with long-term growth of capital. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Trust”). The Fund has the same investment objective and policies as its predecessor.

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INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital.

The following supplements the information contained in the Prospectus concerning the investment objective, policies and strategies of the Fund.

DESCRIPTION OF THE FUND’S STRATEGIES AND INVESTMENTS

The Fund normally will invest in publicly traded equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities. The Fund’s equity strategy blends aspects of growth and value investing. The Fund typically invests in companies with market capitalizations of $5 billion or greater.

Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase derivatives and other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts (“ADRs”).

Lack of Diversification

The Fund is considered to be “non-diversified.” A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. As a result, the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

The Fund does, however, intend to maintain the level of diversification necessary to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subchapter M diversification tests are discussed below under “Taxes -- Taxation of the Fund.”

A discussion of some of the other risks associated with an investment in the Fund is contained in the Fund’s Prospectus.

Borrowing

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a fund of any increase or decrease in the value of its investments (which would have a corresponding effect on a fund's share value). Money borrowed is also subject to interest costs.

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust

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(the “Board” or “Trustees”), equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio of securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Securities

The Fund has the authority to invest in foreign securities (including European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and ADRs), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the Fund may invest in securities into which they may be converted. The Fund also may invest in securities denominated in currency “baskets.”

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Foreign Taxes. The Fund’s investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Hedging Strategies

Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund’s net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a “closing sale transaction” may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

Covered call options may also be sold (written) on stocks, although the current intention is not to do so. A call option is “covered” if the writer owns the underlying security.

Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor’s Corporation (“Standard & Poor’s”) 500 Stock Index, Chicago Board of Options Exchange and the New York Stock Exchange (“NYSE”) Composite Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash “exercise settlement” amount equal to: (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that lack of liquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be

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written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund’s portfolio strategies.

Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Fund.

To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. The Trust is not subject to registration or regulation as a CPO. Although the Trust has concluded that as of the date of this SAI the Fund should be able to operate within the exclusions from CFTC regulation, there is no certainty that the Fund or the Trust will be able to continue to rely on an exclusion from CFTC regulation in the future. In order to assure that the Fund is not deemed a “commodity pool” for purposes of the CEA, regulations of the CFTC require that the Fund enter into transactions in futures contracts and options on futures contracts only: (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund’s assets. The Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If the Fund or the Trust operates subject to CFTC regulation, it may incur additional expenses.

Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

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Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor’s 500 Stock Index, Chicago Board of Options Exchange and the NYSE Composite Index.

Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

Another risk that may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Fund seeks a hedge.

Common Stock Warrants and Rights

The Fund may acquire, receive and retain common stock warrants and rights that are attached to securities held by the Fund. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Short-Term Instruments

Although it is intended that the assets of the Fund stay invested in the securities described above and in the Fund’s Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s, or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial

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paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund’s custodian bank.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the Staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the Fund’s net assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund’s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent

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that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund’s assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund’s purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

U.S. Government Securities

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the FNMA, the Federal Farm Credit System, the FHLBs and the FHLMC. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put FNMA and FHLMC in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

On August 5, 2011, Standard & Poor’s Financial Services LLC (S&P) lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FNMA and FHLMC to AA+ with a negative outlook. The long-term impacts of any future downgrades are unknown. However, any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Fund.

Rule 144A Securities

The Investment Adviser may, on behalf of the Fund, purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated

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to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s net asset value per share (“NAV”). The Fund maintains with BBH&Co., the Fund’s custodian (the “Custodian”), a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Loans of Portfolio Securities

Loans up to 30% of the total value of the securities of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to BBH&Co. or to any affiliate of the Fund or BBH&Co.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund’s investment in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Investment Adviser.

Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers and their respective operations, may be susceptible to potential risks resulting from cyber-attacks or incidents (collectively, “cyber-events”). Cyber events may include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, infection from computer viruses or other malicious software code, unauthorized access to or compromises to relevant systems, networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the

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physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-attacks affecting a Fund, or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund, and its service providers and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board and the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act).

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

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Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies are non-fundamental and therefore may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except that the Fund may purchase Rule 144A securities.

For purposes of the above investment policies:

•	the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments;”

•	except with respect to borrowing money or illiquid securities, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation; and

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•	the Fund will not make investments that will result in the investment of 25% or more of its assets in the securities of issuers primarily engaged in the same industry. Futures and options contracts, government securities and municipal securities will not be deemed to constitute an industry.

MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

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Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

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Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Date: May 27, 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Date: February 21, 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014, joined BBH&Co. in 2011; Director, Abbey Capital Ltd. (2010 – 2011).
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009 -September 2015)
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.
James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011 – September 2013); Judicial Law Clerk, Massachusetts Court of Appeals (September 2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

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BOARD OF TRUSTEES

Board Leadership Structure

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Board Oversight of Risk Management

The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Investment Adviser, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Fund’s Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s CCO and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Agreement with the Investment Adviser, the Board meets with the Investment Adviser to review such services. Among other things, the Board regularly considers the Investment Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the Investment Adviser, the Agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Fund. The Board also reviews information about the Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Fund’s portfolio, its exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Adviser. The Board additionally seeks to monitor legal risk by receiving periodic reports from Fund counsel on developments in the law and regulations that may affect the operation of the Fund or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Fund. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Fund and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Fund ahead of its own. In addition, when evaluating all service contracts between the Fund and BBH&Co., the Board requests and receives information about the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders; and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Wagner should serve as a Trustee of the Fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Fund and the Predecessor Trust since 2006.

The Board has concluded that Mr. Frazier should serve as a Trustee of the Fund because of the experience he has gained as President and CEO of a property casualty insurance business for 20 years.

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The Board has concluded that Ms. Livingston should serve as a Trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The Board has concluded that Mr. Collins should serve as a Trustee of the Fund because of his 35 years of extensive experience in investment advisory, corporate finance and economic policy planning.

The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co, and as the former President and Principal Executive Officer of the Trust.

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Trustee Committees

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met 4 times during the fiscal year ended October 31, 2015.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available. The Valuation Committee met 16 times during the fiscal year ended October 31, 2015.

Trustee Equity Ownership as of December 31, 2015

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	Over $100,000	Over $100,000
Andrew S. Frazier	Over $100,000	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	Over $100,000	Over $100,000

As of January 31, 2016, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.

As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class N Shares of the Fund:

National Financial Services, LLC, Boston, Massachusetts, owned approximately 84,677,018.28 shares (42.97%);

Charles Schwab & Co., Inc., San Francisco, California, owned approximately 34,590,604.24 shares (17.55%);

J.P. Morgan Chase Bank, N.A., Westerville, Ohio, owned approximately 28,991,265.90 shares (14.71%).

As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Retail Class Shares of the Fund:

National Financial Services, LLC, Boston, Massachusetts, owned approximately 8,551,599.26 shares (44.28%);

Charles Schwab & Co., Inc., San Francisco, California, owned approximately 3,844,816.77 shares (19.91%);

Pershing, LLC, Jersey City, New Jersey, owned approximately 3,330,518.65 shares (17.25%);

TD Ameritrade, Inc. Omaha, Nebraska, owned approximately 2,895,598.12 shares (14.99%).

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

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Compensation

Effective April 1, 2013, each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. Prior to April 1, 2013, each Independent Trustee received a base annual fee of $55,000. The Chairman of the Board (Mr. Wagner) and the Chairman of the Audit Committee (Mr. Frazier) and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $12,500, $10,000 and $5,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for the Fiscal Year Ended October 31, 2015

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex paid to Trustee +

H. Whitney Wagner, Independent Trustee	$ 13,750.00	None	None	$ 82,500.00
David P. Feldman,* Independent Trustee	$ 2,916.67	None	None	$ 17,500.00
Andrew S. Frazier, Independent Trustee	$ 13,333.36	None	None	$ 80,000.00
Mark M. Collins, Independent Trustee	$ 12,291.66	None	None	$ 73,750.00
John M. Tesoro, Independent Trustee	$11,666.68	None	None	$ 70,000.00
Susan C. Livingston, Interested Trustee	None	None	None	None
John A. Gehret, Interested Trustee	None	None	None	None
+	The Fund Complex consists of the Trust, which currently consists of six series.
*	Mr. Feldman retired from the Board, effective December 31, 2014

Because of the services rendered pursuant to the Agreement, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser and the distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s code of ethics is also maintained pursuant to the Advisers Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts

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of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Fund’s Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser. In order to mitigate any potential conflict of interest, the SID (through BBH&Co.) has retained an independent third party proxy agent (“Proxy Agent”) to recommend how to vote a Fund’s proxy. The Board has also approved the SID’s policies and procedures for voting the proxies, which are summarized below.

The SID has adopted proxy voting policies and procedures concerning the voting of proxies of its Fund clients (the “Proxy Policy and Procedures”). Pursuant to the Proxy Policy and Procedures, the Investment Adviser reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion. The Proxy Policy and Procedures are reviewed periodically, and, accordingly, are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by the Investment Adviser, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders. Whether the Proxy Agent or the Investment Adviser supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

For more information on the Proxy Policy and Procedures, described herein, investors in the Fund may request a copy of the Proxy Voting Policy and Procedures by calling a toll-free number for Shareholder Inquiries: 1-800-575-1265.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available upon request and without charge by calling a toll-free number 1-800-575-1265 or by going to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. The Board receives periodic reports from the Investment Adviser, about arrangements involving the disclosure of portfolio securities.

The Fund is required to disclose its complete portfolio holdings using Form N-Q, which is filed with the SEC within 60 days of the end of the first and third quarter of each fiscal year. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC not later than 10 days after the transmission to shareholders of annual and semi-annual shareholder reports which is required within 60 days of the end of the second and fourth quarter of each fiscal year. Portfolio holdings will be disclosed and made available to investors on a monthly basis and will be disclosed or made available approximately fifteen (15) days after each month end.

You may also access from the Fund’s website portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, the Trust’s service providers and vendors which include, without limitation, the Investment Adviser, the distributor, the administrator, the custodian, an independent registered public accountant, legal counsel, fund accountant, proxy voting service provider, trade execution vendor, pricing information vendors, and printer and mailing agent, may all receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the Fund. It is generally the policy of the Fund that neither the Fund nor its service providers or vendors may selectively disclose the Fund’s portfolio holding information. This means that Fund Information approved for disclosure shall be disclosed or made available to all persons including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers and vendors, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers and vendors will be subject to a duty of confidentiality with respect to any Fund Information whether imposed by the provisions of its contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has been determined that such disclosure will not disadvantage shareholders. Disclosure of Fund Information to select investors is permissible only when there is a legitimate business purposes for doing so and the recipients are subject to the restrictions listed below. Such disclosures must be approved by the Fund’s President.

•	The recipient does not distribute the Fund Information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the Fund Information becomes public information; and
•	The recipient signs a written confidentiality agreement.

Portfolio holdings may not be disclosed to any investor, except after: (1) the holdings have been reviewed and approved appropriately, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co. through members of its SID, provides investment advice, and portfolio management to the Fund. BBH&Co. also provides administrative services to the Fund. The Investment Adviser manages the Fund’s investment operations according to the Fund’s principal investment strategies.

It is the responsibility of the Investment Adviser to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

The Agreement between BBH&Co. and the Trust is dated February 1, 2007 and remains in effect as long as the Agreement is specifically approved at least annually: (i) by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) or by the Fund’s Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) on 60 days’ written notice to BBH&Co. and by BBH&Co. on 90 days' written notice to the Fund (see “Additional Information”).

The investment advisory services of BBH&Co., through its SID, to the Fund are not exclusive under the terms of the Agreement. BBH&Co. may render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use “Brown Brothers Harriman” in their names. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust, upon the expiration or earlier termination of any

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agreement between the Trust or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the name of the Fund to eliminate all references to Brown Brothers Harriman.

BBH&Co. has been retained by the Trust to serve as Fund Administrator (the “Administrator”) to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust’s operations subject to the supervision of the Board, except as set forth above under “Investment Adviser” and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the transfer and dividend disbursing agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund’s prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The Agreement fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.80% for the first $3 billion and 0.75% for amounts over $3 billion of the average daily net assets of the Fund. The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable under the Retail Class shares 12b-1 Plan (see “Distribution Plan” below)) of the Fund to 1.00% of average daily net assets for each share class. The agreement is in effect until March 1, 2017, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Board. With this agreement, it is anticipated that total operating expenses for Retail Class shares and Class N shares will be 1.25% and 1.00%, respectively, of the average daily net assets.

The Agreement obligates BBH to pay all expenses incurred by it in connection with its activities under the Agreement, other than those assumed by the Fund. The Fund pays (i) the fees and expenses of BBH or expenses otherwise incurred for the Fund in connection with the management of the investment and reinvestment of its assets; (ii) the fees and expenses of the Independent Trustees of the Fund or of an investment company in which the Fund invests its investable assets; (iii) certain fees and expenses of the Fund's custodian; (iv) the fees and expenses of the Fund's transfer agent and shareholder servicing agent which relate to the maintenance of each shareholder account and the fees and expenses of any eligible institution; (v) the charges and expenses of legal counsel and independent accountants for the Fund; (vi) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities transactions; (vii) all taxes and corporate fees payable by the Fund to federal, state or other governmental authorities; (viii) the fees of any trade association of which the Fund may be a member; (ix) the cost of certificates, if any, representing shares of the Fund; (x) the fees and expenses involving registering and maintaining registrations of the Fund's shares with the SEC and preparation and printing of the Fund's Registration Statement and Prospectuses; (xi) the cost of any liability insurance or fidelity bond; (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and prospectuses to Fund shareholders; and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business of the Fund.

The table below sets forth the investment advisory and administrative services fee paid by the Fund to the Investment Adviser for the past three fiscal years ended October 31st. The figures in the “Net Investment Advisory and Administrative Fees Paid” row represent the actual amounts paid to the Investment Adviser, which include the effect of any fee waivers.

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	2015	2014	2013

Investment Advisory and Administrative Fees	$46, 277,199	$49,273,241	$39,672,712

Investment Advisory and Administrative Fees Waivers	$4,490,370	$4,816,208	$4,551,672

Net Investment Advisory and Administrative Fees Paid	$41,786,829	$44,457,033	$35,121,040

Portfolio Manager Information

The following information about the Fund’s Co-Portfolio Manager, Mr. Timothy E. Hartch, is provided as of the end of the Fund’s most recently completed fiscal year.

Other Accounts Co-Managed by Timothy E. Hartch	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	1 / $136.1
Other Pooled Investment Vehicles	4 / $1,959.9
Other Accounts*	56 / $14,906

* Mr. Hartch does not manage any accounts individually.

Accounts managed by Mr. Hartch for which the advisory fee is totally or partially based on performance, and the number of such accounts and the assets of such accounts for which the advisory fee is totally or partially based on performance of the Fund’s most recently completed fiscal year, can be found in the table below:

Other Accounts Co-Managed by Timothy E. Hartch For Which the Advisory Fee is Totally or Partially Based Upon Performance	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	1 / $1,041
Other Accounts	None

Dollar value range of shares owned in the Fund by Mr. Hartch and his spouse: Over $1,000,000

The following information about the Fund’s Co-Portfolio Manager, Mr. Michael R. Keller, is provided as of the end of the Fund’s most recently completed fiscal year.

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Other Accounts Co-Managed by Michael R. Keller	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles*	1 / $726.2
Other Accounts*	53 / $14,808

* Mr. Keller does not manage any accounts individually. He manages “Other Pooled Investment Vehicles” and “Other Accounts” with Mr. Hartch.

No account co-managed by Mr. Keller has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Mr. Keller: $100,001 - $500,000

Compensation Structure

Mr. Hartch is a Partner of BBH&Co. As a Partner, most of Mr. Hartch’s compensation is linked directly to the profits of BBH&Co. through a working interest in BBH&Co.’s profits and a return on capital invested in BBH&Co. Mr. Hartch’s working interest is set at the beginning of each calendar year by BBH&Co.’s Executive Committee based on his overall contribution to BBH&Co., including the investment performance and profitability of the Fund and other accounts and funds co-managed by Mr. Hartch. Mr. Hartch has also invested capital in BBH&Co. and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH&Co. Mr. Hartch is also paid a fixed base salary.

Mr. Keller is a Partner of BBH&Co. As a Partner, most of Mr. Keller’s compensation is linked directly to the profits of BBH&Co. through a working interest in BBH&Co.’s profits and a return on capital invested in BBH&Co. Mr. Keller’s working interest is set at the beginning of each calendar year by BBH&Co.’s Executive Committee based on his overall contribution to BBH&Co., including the investment performance and profitability of the Fund and other accounts and funds co-managed by Mr. Keller. Mr. Keller has also invested capital in BBH&Co. and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH&Co. Mr. Keller is also paid a fixed base salary.

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH&Co. may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH&Co. a performance fee in addition to the stated investment advisory fee. In such cases, BBH&Co. may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH&Co.’s chances of receiving the performance fee. However, BBH&Co. has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the

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SID, BBH&Co. provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH&Co. client accounts. BBH&Co. however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH&Co. client accounts, including in connection with BBH&Co. client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH&Co. client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH&Co. client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH&Co. client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH&Co. client accounts. To the extent that BBH&Co. uses soft dollars, it will not have to pay for those products and services itself.

BBH&Co. may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH&Co. receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH&Co.

BBH&Co. may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH&Co. believes are useful in its investment decision-making process. BBH&Co. may from time to time choose not to engage in the above described arrangements to varying degrees. BBH&Co. may also enter into commission sharing arrangements under which BBH&Co. may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH&Co. To the extent that BBH&Co. engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

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From time to time BBH&Co. may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH&Co. on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH&Co. reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH&Co. on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH&Co. may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH&Co. to be unreliable, the Fund’s investments may be valued at fair value by BBH&Co. pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH&Co. seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH&Co. deems relevant at the time of the determination, and may be based on analytical values determined by BBH&Co. using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH&Co. (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH&Co. has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a CCO and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

DISTRIBUTOR AND DISTRIBUTION PLAN (Rule 12b-1 Plan)

Distributor. ALPS Distributors, Inc., (“ALPS” or the “Distributor”) serves as the distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of November 1, 2011, remains in effect so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund on not more than sixty (60) days’ written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.

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Distribution Plan. The Distribution Plan (the “Plan”) provides that Retail Class shares of the Fund pay Financial Intermediaries (defined below) a maximum annual fee of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers and the Investment Adviser (collectively, “Agents”) as compensation for services or reimbursement of expenses incurred in connection with distribution and other fees for the sale of its shares and for services provided to shareholders. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Distribution and service-related activities may include, but are not limited to: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with ALPS for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s prospectus and SAI for distribution to potential investors; (vii) website maintenance fees; (viii) temporary help; (ix) telephone; (x) consulting/research; (xi) consulting/research fee; and (xii) other activities that are reasonably calculated to result in the sale of shares of the Fund.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

SHAREHOLDER SERVICING AGENT

BBH&Co. serves as the shareholder servicing agent (“Shareholder Servicing Agent”) for the Trust. Services to be performed by BBH&Co. with respect to the Fund’s shares, include among other things: answering inquiries from shareholders of and prospective investors in shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assisting shareholders and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and providing such other related services as the Trust or a shareholder or prospective investor in shares of the Fund may reasonably request. For these services, BBH&Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.20% of the Fund’s average daily net assets represented by shares owned during the period.

The table below sets forth the shareholder servicing fee paid by the Fund to the Shareholder Servicing Agent for the past three fiscal years ended October 31.

	2015	2014	2013
Shareholder Servicing Fees	$14,461,625	$15,397,888	$12,397,722

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other Financial Intermediaries pursuant to which the Financial Intermediary, which holds Fund shares in its name on

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behalf of its customers, may provide the following shareholder services: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer’s shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of shares in a customer’s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for shares. Customer orders are priced at the NAV for shares next determined after such order has been accepted by such customer’s Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

REVENUE SHARING

The Investment Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space”, or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any Rule 12b-1 and/or shareholder servicing payments that are paid. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

CUSTODIAN AND ACCOUNTING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian and accounting agent (the “Custodian”) for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. The Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

The table below sets forth the fees paid by the Fund to the Custodian for the past three fiscal years ended October 31st. The figures in the “Net Custody and Fund Accounting Fees Paid” row represent the net amounts paid to the Custodian, which include the effect of the expense offset arrangement.

	2015	2014	2013

Custody and Fund Accounting Fees	$337,652	$388,301	$499,215

Expense Offset Arrangement	$4,914	$1,460	$2,555

Net Custody and Fund Accounting Fees Paid	$332,738	$386,841	$496,660

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TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer and dividend disbursing agent for the Fund and is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20006, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP’s principal address is 200 Berkeley Street, Boston, MA 02116.

NET ASSET VALUE

The NAV of each class of shares of the Fund is normally determined once daily at 4:00 P.M. Eastern Time each day the NYSE is open for regular trading (“Business Day”). (As of the date of this SAI, the NYSE is open every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday.) The determination of NAV of each share of the Fund is made once during each Business Day as of the close of regular trading on the NYSE by subtracting from the value of the Fund’s total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV is determined separately for each class of shares by dividing the value of the Fund’s total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

The value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the Fund’s NAV is determined. Unless determined not to represent fair value by the Trustees, Fund investments are valued in the manner described below.

The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the NYSE (which is currently 4:00 P.M., Eastern Time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on the NYSE. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

Securities or other assets for which market quotations are not readily available, or for which market quotations are available but deemed not reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days.

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Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days the NYSE is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

PURCHASES AND REDEMPTIONS

Orders received by a Financial Intermediary will be priced at the NAV next calculated after that Financial Intermediary, as an agent of the Fund, receives the request in good order from its clients.

A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists, which causes disposal of, or evaluation of the NAV of the Fund’s portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund’s minimum initial purchase requirements.

An investor should also be aware that any Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The 30 day holding period shall commence on the next business day following the date of purchase and shall apply to any redemption made on or before the 30th day from that date.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges by:

•	accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);
•	accounts of shareholders who have died or become disabled;
•	shareholders redeeming or exchanging shares:
	—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Code, a 403(b) plan or any other Code Section 401 qualified employee benefit plan or account, or
	—	in connection with plans administered as college savings plans under Section 529 of the Code;
•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;
•	redemptions of shares acquired through dividend reinvestment;
•	involuntary redemptions of accounts that fall below the minimum account size (see “Redemptions by the Fund” below);
•	Funds or accounts managed by BBH&Co. whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders; and

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•	certain other accounts in the absolute discretion of the Investment Adviser when the redemption fee is de-minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The value of shares redeemed may be more or less than the shareholder’s cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The Fund’s transfer and dividend disbursing agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. You are urged to consult your own tax adviser.

This discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the matters addressed herein.

Taxation of the Fund. The Fund has elected to be treated, and intends to qualify for treatment each year, as a “regulated” investment company” (“RIC”) under Subchapter M of the Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (ii) at the end of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one fund treated as a RIC do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

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If the Fund fails to satisfy the qualifying income or diversification requirements described above in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders may be able to benefit from the lower tax rates applicable to qualified dividend income. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

For U.S. federal income tax purposes, unused capital loss carryforwards are available to be applied against future capital gains, if any, realized by the Fund. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Capital loss carryforwards can carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months generally ended October 31 of such year, plus certain other amounts. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated.

Taxation of Shareholders – Distributions. The Fund receives income generally in the form of dividends and interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income. Any distributions by the Fund from such income will generally be taxable to you as ordinary income or at the lower rates that apply to individuals receiving qualified dividend income. Dividends are taxable whether you receive them in cash or in additional shares.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). To the extent that the Fund receives qualified dividend income, a portion of the dividends paid by the Fund may be treated as qualified dividend income, which for non-corporate shareholders is subject to tax at reduced tax rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the

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shares become “ex-dividend” (which is the day on which declared distributions are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend (or the Fund fails to satisfy this holding period requirement with respect to the underlying dividend-paying stock), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions received by a Fund from another RIC (including an exchange-traded fund that is taxable as a RIC) will be treated as qualified dividend income only to the extent so reported by such other RIC. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. As noted above, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

The Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) will be taxable to non-corporate shareholders at reduced tax rates, regardless of how long the shareholders have held their shares in the Fund.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s tax basis in Fund shares and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Shareholders – Sale, Exchange or Redemption of Shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions to the shareholder of net capital gains with respect to the shares. In addition, any loss realized

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on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Upon a redemption of Fund shares, the Fund (or its administrative agent) will report to the Internal Revenue Service (“IRS”) the amount of redemption proceeds that a shareholder receives from the redemption. For redemptions of Fund shares purchased on or after January 1, 2012, the Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Fund Investments. Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities (potentially resulting in the recognition of additional taxable income) to be able to satisfy the Distribution Requirement.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if the Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

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The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying income requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Dividends and interest received with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign income taxes and certain taxes of U.S. possessions paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. No deduction for foreign taxes paid by the Fund may be claimed by noncorporate shareholders who do not itemize deductions. Additionally, no deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or incurs liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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If the Fund owns shares in certain foreign entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Foreign Shareholders. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities, to the extent derived from investment income and short-term capital gain (other than “short-term capital gain dividends” and “interest-related dividends” described below), will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have been subject to the 30% (or lower treaty rate) withholding tax described in this paragraph. The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2015 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2019. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in real estate investment trusts that hold residual interests in “real estate mortgage investment conduits” or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers.

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Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.

Certain Reporting Regulations. If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

State Tax Matters. Distributions by the Fund to its shareholders and the ownership of Fund shares will generally be subject to applicable state and local taxes. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in GNMA or FNMA securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should contact your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.

Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in shares.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is 800-575-1265. The Amended and Restated Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Amended and Restated Agreement and Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no

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preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Amended and Restated Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust’s Trustees individually but only upon the property of the Trust and the Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Amended and Restated Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund’s portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2015, 2014 and 2013, the portfolio turnover rate of the Fund’s portfolio was 8%, 8% and 12%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate activity increases.

In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker’s ability to execute orders without disturbing the market price; the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the broker’s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

For the fiscal years ended October 31, 2015, 2014 and 2013, the aggregate commissions paid by the Fund were $1,066,846, $621,026 and $1,289,362, respectively.

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Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any “affiliated person” (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Board from time to time reviews, among other things, information concerning the prevailing level of commissions charged by qualified brokers.

The Investment Adviser may direct a portion of the Fund’s securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

The Fund executes transactions through qualified brokers other than BBH&Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Such research services include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser’s clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not readily determinable. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

BBH&Co. maintains a list of approved Brokers and establishes committees that will periodically assess and review the full range of broker-dealer services including: the Broker’s ability to execute orders without disturbing the market price; the Broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the Broker’s financial condition and responsibility; the research and other investment information provided by the Broker; and the commissions charged. In evaluating the execution capability of approved Brokers, these committees will review, when appropriate, a number of factors that may include, without limitation, the following: (i) ability to execute orders at the prevailing market price at the time of order entry; (ii) ability to execute orders on a timely basis; and (iii) ability to automate order flow, including the ability of the execution venue to support the order types. In addition, under Section 28(e) of the Exchange Act, the value of the permitted products and services can be factored into the equation for evaluating the cost of each transaction, including higher commissions, to determine if best execution is in fact obtained from approved Brokers. Any new Brokers shall be assessed against BBH&Co.’s best execution criteria and reviewed by the applicable committee for inclusion on the approved Broker list.

The Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent registered public accounting firm.

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With respect to the securities offered by the Fund, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-551-8090. Additionally, this information is available on the SEC’s website at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund’s annual report dated October 31, 2015 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Fund’s annual report, which also contains performance information for the Fund, is available, upon request, without charge, to each person receiving this SAI.

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APPENDIX I – LISTING OF SERVICE PROVIDERS AND VENDORS

The following is a list of persons other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan, Lewis & Bockius LLP

Service Providers

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

Interactive Data Corp.

ITG, Inc.

FT Interactive

Reuters, Inc.

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STATEMENT OF ADDITIONAL INFORMATION

BBH GLOBAL CORE SELECT

Class N Shares - Ticker BBGNX

Retail Class Shares – Ticker BBGRX

140 Broadway, New York, New York 10005

February 29, 2016

BBH Global Core Select (the “Fund”) is a separate, non-diversified series of BBH Trust (the “Trust”). The Fund currently offers two classes of shares designated as Class N shares and Retail Class shares.

This Statement of Additional Information (“SAI”) is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated February 29, 2016 (the “Prospectus”), as it may be further amended and/or supplemented from time to time. The Fund’s annual report dated October 31, 2015, is incorporated herein by reference. You may obtain the Fund’s Prospectus and annual report without charge by calling 1-800-575-1265.

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OVERVIEW

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a Delaware statutory trust organized on October 28, 2005. The Trust is a successor to BBH Fund, Inc. (“Predecessor Trust”).

The Trust has a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.”). BBH&Co. provides investment advice to registered mutual funds through a separately identifiable department (the “SID” or the “Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser as that term is defined under the Investment Advisers Act of 1940, as amended (“Advisers Act”). BBH&Co. provides administrative services to each series of the Trust.

The Fund is designed to enable investors to be invested in a portfolio of equity securities of U.S. and non-U.S. companies. The Fund’s investment objective is to provide investors with long-term growth of capital. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is a successor to a private fund of the same name (the “Predecessor Fund”). The Fund has the same investment objective and policies as its predecessor. Other than the information included in the Investment Advisory and Administrative Services section of this SAI, there are no changes between the Predecessor Fund and the Fund that would have a material impact on performance.

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INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital.

The following supplements the information contained in the Prospectus concerning the investment objective, policies and strategies of the Fund.

DESCRIPTION OF THE FUND’S STRATEGIES AND INVESTMENTS

The Fund will invest primarily in publicly traded equity securities of companies that are located anywhere in the world, including in the United States. The Fund will invest in equities issued by U.S. and non-U.S. firms both directly and in the form of depository receipts representing an interest in these securities. The Fund may invest in companies that are organized, have a majority of their assets, or generate the majority of their operating income in any country, including emerging markets countries, but the Fund intends to invest primarily in the equity securities of companies in countries with developed economies.

Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase derivatives and other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts (“ADRs”).

Lack of Diversification

The Fund is considered to be “non-diversified.” A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. As a result, the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

The Fund does, however, intend to maintain the level of diversification necessary to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subchapter M diversification tests are discussed below under “Taxes -- Taxation of the Fund.”

A discussion of some of the other risks associated with an investment in the Fund is contained in the Fund’s Prospectus.

Borrowing

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a fund of any increase or decrease in the value of its investments (which would have a corresponding effect on a fund's share value). Money borrowed is also subject to interest costs.

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even

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though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (the “Board” or “Trustees”), equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio of securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Securities

The Fund invests its assets in common stocks and other equity securities both within and outside the U.S. (including European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and ADRs, or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economics may differ favorably or

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unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the Fund may invest in securities into which they may be converted. The Fund also may invest in securities denominated in currency “baskets.”

The Fund’s assets may be concentrated in a single country or countries located in the same geographic region. The Fund assumes the risk that changing economic, regulatory, political or social conditions affecting the particular country or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Taxes. The Fund’s investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Emerging Market Securities

The Fund may invest up to 15% of its net assets in securities of issuers based in countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it is, principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The Investment Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. The Investment Adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity and significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal system. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or

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otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investments, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Exchange Contracts

Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements and the successful execution of a hedging strategy are extremely difficult.

The Investment Adviser, on behalf of the Fund, may enter into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

The Fund’s recognition of gain or loss due to foreign currency exchange rates may be treated differently for federal income tax purposes. This difference may require the Fund to make a distribution in excess of its book income to qualify for treatment as a regulated investment company for federal income tax purposes.

Hedging Strategies

Foreign Currency Transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually

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conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

If the Fund enters into a forward contract to purchase foreign currency, the Fund’s custodian and the Investment Adviser will segregate liquid assets.

Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund’s net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a “closing sale transaction” may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

Covered call options may also be sold (written) on stocks, although the current intention is not to do so. A call option is “covered” if the writer owns the underlying security.

Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor’s Corporation (“Standard & Poor’s”) 500 Stock Index, Chicago Board of Options Exchange and the New York Stock Exchange (“NYSE”) Composite Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash “exercise settlement” amount equal to: (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

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The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that lack of liquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund’s portfolio strategies.

Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes (“Futures Contracts”) may be entered into for the Fund.

To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. The Trust is not subject to registration or regulation as a CPO. Although the Trust has concluded that as of the date of this SAI the Fund should be able to operate within the exclusions from CFTC regulation, there is no certainty that the Fund or the Trust will be able to continue to rely on an exclusion from CFTC regulation in the future. In order to assure that the Fund is not deemed a “commodity pool” for purposes of the CEA, regulations of the CFTC require that the Fund enter into transactions in futures contracts and options on futures contracts only: (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund’s assets. The Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If the Fund or the Trust operates subject to CFTC regulation, it may incur additional expenses.

Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an

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incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing the transaction, an “initial margin” of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called “variation margin,” with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor’s 500 Stock Index, Chicago Board of Options Exchange and the NYSE Composite Index.

Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

Another risk that may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Fund seeks a hedge.

Common Stock Warrants and Rights

The Fund may acquire, receive and retain common stock warrants and rights that are attached to securities held by the Fund. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

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Short-Term Instruments

Although it is intended that the assets of the Fund stay invested in the securities described above and in the Fund’s Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s, or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund’s custodian bank.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the Staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the Fund’s net assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

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Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund’s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund’s assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund’s purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

U.S. Government Securities

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the FNMA, the Federal Farm Credit System, the FHLBs and the FHLMC. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put FNMA and FHLMC in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

On August 5, 2011, Standard & Poor’s Financial Services LLC (S&P) lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term

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senior debt rating of FNMA and FHLMC to AA+ with a negative outlook. The long-term impacts of any future downgrades are unknown. However, any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Fund.

Rule 144A Securities

The Investment Adviser may, on behalf of the Fund, purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s net asset value per share (“NAV”). The Fund maintains with BBH&Co., the Fund’s custodian (the “Custodian”), a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Loans of Portfolio Securities

Loans up to 30% of the total value of the securities of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to BBH&Co. or to any affiliate of the Fund or BBH&Co.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other

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shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund’s investment in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Investment Adviser.

Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers and their respective operations, may be susceptible to potential risks resulting from cyber-attacks or incidents (collectively, cyber-events”). Cyber events may include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, infection from computer viruses or other malicious software code, unauthorized access to or compromises to relevant systems, networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-attacks affecting a Fund, or any of the sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund and its service providers and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board and the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act).

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

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Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies are non-fundamental and therefore may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

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Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except that the Fund may purchase Rule 144A securities.

For purposes of the above investment policies:

•	the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments;”

•	except with respect to borrowing money or illiquid securities, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation; and

•	the Fund will not make investments that will result in the investment of 25% or more of its assets in the securities of issuers primarily engaged in the same industry. Futures and options contracts, government securities and municipal securities will not be deemed to constitute an industry.

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MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

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Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

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Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served #	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Date: May 27, 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Date: February 21, 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014, joined BBH&Co. in 2011; Director, Abbey Capital Ltd. (2010 – 2011).
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009 -September 2015)
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.
James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011 – September 2013); Judicial Law Clerk, Massachusetts Court of Appeals (September 2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

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BOARD OF TRUSTEES

Board Leadership Structure

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner, to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Board Oversight of Risk Management

The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Investment Adviser, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Fund’s Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s CCO and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Agreement with the Investment Adviser, the Board meets with the Investment Adviser to review such services. Among other things, the Board regularly considers the Investment Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the Investment Adviser, the Agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Fund. The Board also reviews information about the Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Fund’s portfolio, its exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Adviser. The Board additionally seeks to monitor legal risk by receiving periodic reports from Fund counsel on developments in the law and regulations that may affect the operation of the Fund or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Fund. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Fund and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Fund ahead of its own. In addition, when evaluating all service contracts between the Fund and BBH&Co., the Board requests and receives information about the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders; and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Wagner should serve as a Trustee of the Fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Fund and the Predecessor Trust since 2006.

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The Board has concluded that Mr. Frazier should serve as a Trustee of the Fund because of the experience he has gained as President and CEO of a property casualty insurance business for 20 years.

The Board has concluded that Ms. Livingston should serve as a Trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The Board has concluded that Mr. Collins should serve as a Trustee of the Fund because of his 35 years of extensive experience in investment advisory, corporate finance and economic policy planning.

The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co, and as the former President and Principal Executive Officer of the Trust.

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Trustee Committees

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met 4 times during the fiscal year ended October 31, 2015.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available. The Valuation Committee met 16 times during the fiscal year ended October 31, 2015.

Trustee Equity Ownership as of December 31, 2015

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
Andrew S. Frazier	None	Over $100,000
Mark M. Collins	Over $100,000	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	Over $100,000	Over $100,000

As of January 31, 2016, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.

As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class N Shares of the Fund:

National Financial Services, LLC, Boston, Massachusetts, owned approximately 3,823,588.92 shares (39.05%);

Charles Schwab & Co., Inc., San Francisco, California, owned approximately 2,843,430.91 shares (29.04%);

The Travelers Pension Trust DTD, St. Paul, Minnesota, owned approximately 1,845,821.81 shares (18.85%).

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As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Retail Class Shares of the Fund:

UBS Financial Services, Inc., Weehawken, New Jersey, owned approximately 261,023.41 shares (80.65%);

National Financial Services, LLC, Boston, Massachusetts, owned approximately 45,954.07 shares (14.20%).

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Compensation

Effective April 1, 2013, each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. Prior to April 1, 2013, each Independent Trustee received a base annual fee of $55,000. The Chairman of the Board (Mr. Wagner) and the Chairman of the Audit Committee (Mr. Frazier) and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $12,500, $10,000 and $5,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for the Fiscal Year Ended October 31, 2015

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex paid to Trustee +
H. Whitney Wagner, Independent Trustee	$ 13,750.00	None	None	$82,500.00
David P. Feldman,* Independent Trustee	$2,916.66	None	None	$17,500.00
Andrew S. Frazier, Independent Trustee	$13,333.36	None	None	$ 80,000.00
Mark M. Collins, Independent Trustee	$ 12,291.66	None	None	$73,750.00
John M. Tesoro, Independent Trustee	$11,666.67	None	None	$70,000.00
Susan C. Livingston, Interested Trustee	None	None	None	None
John A. Gehret, Interested Trustee	None	None	None	None

+	The Fund Complex consists of the Trust, which currently consists of six series.
*	Mr. Feldman retired from the Board, effective December 31, 2014.

Because of the services rendered pursuant to the Agreement, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser and the distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s code of ethics is also maintained pursuant to the Advisers Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify

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and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Fund’s Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser. In order to mitigate any potential conflict of interest, the SID (through BBH&Co.) has retained an independent third party proxy agent (“Proxy Agent”) to recommend how to vote a Fund’s proxy. The Board has also approved the SID’s policies and procedures for voting the proxies, which are summarized below.

The SID has adopted proxy voting policies and procedures concerning the voting of proxies of its Fund clients (the “Proxy Policy and Procedures”). Pursuant to the Proxy Policy and Procedures, the Investment Adviser reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion. The Proxy Policy and Procedures are reviewed periodically, and, accordingly, are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by the Investment Adviser, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders. Whether the Proxy Agent or the Investment Adviser supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

For more information on the Proxy Policy and Procedures, described herein, investors in the Fund may request a copy of the Proxy Voting Policy and Procedures by calling a toll-free number for Shareholder Inquiries: 1-800-575-1265.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available upon request and without charge by calling a toll-free number 1-800-575-1265 or by going to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. The Board receives periodic reports from the Investment Adviser, about arrangements involving the disclosure of portfolio securities.

The Fund is required to disclose its complete portfolio holdings using Form N-Q, which is filed with the SEC within 60 days of the end of the first and third quarter of each fiscal year. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC no later than 10 days after the transmission to shareholders of annual and semi-annual shareholder reports which is required within 60 days of the end of the second and fourth quarter of each fiscal year. Portfolio holdings will be disclosed and made available to investors on a monthly basis and will be disclosed or made available approximately fifteen (15) days after each month end.

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You may also access from the Fund’s website portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, the Trust’s service providers and vendors which include, without limitation, the Investment Adviser, the distributor, the administrator, the custodian, an independent registered public accountant, legal counsel, fund accountant, proxy voting service provider, trade execution vendor, pricing information vendors, and printer and mailing agent, may all receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the Fund. It is generally the policy of the Fund that neither the Fund nor its service providers or vendors may selectively disclose the Fund’s portfolio holding information. This means that Fund Information approved for disclosure shall be disclosed or made available to all persons including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers and vendors, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers and vendors will be subject to a duty of confidentiality with respect to any Fund Information whether imposed by the provisions of its contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has been determined that such disclosure will not disadvantage shareholders. Disclosure of Fund Information to select investors is permissible only when there is a legitimate business purposes for doing so and the recipients are subject to the restrictions listed below. Such disclosures must be approved by the Fund’s President.

•	The recipient does not distribute the Fund Information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the Fund Information becomes public information; and

•	The recipient signs a written confidentiality agreement.

Portfolio holdings may not be disclosed to any investor, except after: (1) the holdings have been reviewed and approved appropriately, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co. through members of its SID, provides investment advice, and portfolio management to the Fund. BBH&Co. also provides administrative services to the Fund. The Investment Adviser manages the Fund’s investment operations according to the Fund’s principal investment strategies.

It is the responsibility of the Investment Adviser to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund. While there is no present intent to use a sub-adviser, the Investment Adviser may select and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval pursuant to an exemptive order the Fund and BBH&Co. received from the SEC.

The Agreement between BBH&Co. and the Trust is dated February 1, 2007 and remains in effect as long as the Agreement is specifically approved at least annually: (i) by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) or by the Fund’s Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) on 60 days’ written notice to BBH&Co. and by BBH&Co. on 90 days' written notice to the Fund. (See “Additional Information”).

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The investment advisory services of BBH&Co., through its SID, to the Fund are not exclusive under the terms of the Agreement. BBH&Co. may render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use “Brown Brothers Harriman” in their names. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the name of the Fund to eliminate all references to Brown Brothers Harriman.

BBH&Co. has been retained by the Trust to serve as Fund Administrator (the “Administrator”) to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust’s operations subject to the supervision of the Board, except as set forth above under “Investment Adviser” and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the transfer and dividend disbursing agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund’s prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The Agreement fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.95% for the first $3 billion and 0.90% for amounts over $3 billion of the average daily net assets of the Fund. The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable under the Retail Class shares 12b-1 Plan (see “Distribution Plan” below)) of the Fund to 1.25% of average daily net assets for each share class. The agreement is in effect until March 1, 2017, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Board. With this agreement, it is anticipated that total operating expenses for Retail Class shares and Class N shares will be 1.50% and 1.25%, respectively, of the average daily net assets. The Predecessor Fund had an expense limitation of 1.20% per annum.

The Agreement obligates BBH to pay all expenses incurred by it in connection with its activities under the Agreement, other than those assumed by the Fund. The Fund pays (i) the fees and expenses of BBH or expenses otherwise incurred for the Fund in connection with the management of the investment and reinvestment of its assets; (ii) the fees and expenses of the Independent Trustees of the Fund or of an investment company in which the Fund invests its investable assets; (iii) certain fees and expenses of the Fund's custodian; (iv) the fees and expenses of the Fund's transfer agent and shareholder servicing agent which relate to the maintenance of each shareholder account and the fees and expenses of any eligible institution; (v) the charges and expenses of legal counsel and independent accountants for the Fund; (vi) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities transactions; (vii) all taxes and corporate fees payable by the Fund to federal, state or other governmental authorities; (viii) the fees of any trade association of which the Fund may be a member; (ix) the cost of certificates, if any, representing shares of the Fund; (x) the fees and expenses involving registering and maintaining registrations of the Fund's shares with the SEC and preparation and printing of the Fund's Registration Statement and Prospectuses; (xi) the cost of any liability insurance or fidelity bond; (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and prospectuses to Fund shareholders; and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business of the Fund.

The table below sets forth the investment advisory and administrative services fee paid by the Fund to the Investment Adviser for the fiscal years ended October 31, 2015 and October 31, 2014, and the period ended October 31, 2013. The figures

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in the “Net Investment Advisory and Administrative Fees Paid” row represent the actual amounts paid to the Investment Adviser, which include the effect of any fee waivers.

	2015	2014	2013 *

Investment Advisory and Administrative Fees	$1,322,786	$1,308,851	$241,580

Investment Advisory and Administrative Fees Waiver	$115,698	$131,770	$170,841

Net Investment Advisory and Administrative Fees Paid	$1,207,088	$1,177,081	$70,739

*The Fund commenced operations on March 28, 2013.

Portfolio Manager Information

The following information about the Fund’s Co-Portfolio Manager, Ms. Regina Lombardi, is provided as of the end of the Fund’s most recently completed fiscal year.

Other Accounts Co-Managed by Regina Lombardi	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles*	2 / $220
Other Accounts*	3 / $98

* Ms. Lombardi does not manage any accounts individually.

No account co-managed by Ms. Lombardi has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Ms. Lombardi: $100,001 - $500,000

The following information about the Fund’s Co-Portfolio Manager, Mr. Timothy E. Hartch, is provided as of the end of the Fund’s most recently completed fiscal year.

Other Accounts Co-Managed by Timothy E. Hartch	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	1 / $5,250.1
Other Pooled Investment Vehicles	4 / $1,959.9
Other Accounts*	56 / $14,906

* Mr. Hartch does not manage any accounts individually.

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Accounts managed by Mr. Hartch for which the advisory fee is totally or partially based on performance, and the number of such accounts and the assets of such accounts for which advisory fee is totally or partially based on performance of the Fund’s most recently completed fiscal year, can be found in the table below:

Other Accounts Co-Managed by Timothy E. Hartch For Which the Advisory Fee is Totally or Partially Based Upon Performance	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	1 /$1,014
Other Accounts	None

Dollar value range of shares owned in the Fund by Mr. Hartch and his spouse: Over $1,000,000

Compensation Structure

Ms. Lombardi is a Managing Director of BBH&Co. She is paid a fixed base salary and variable incentives based on her performance, the investment performance of the Fund and other portfolios managed by Ms. Lombardi, and the overall profitability of BBH&Co. Ms. Lombardi’s base salary is determined within a market competitive salary range, based on her experience and performance, and is consistent with the salaries paid to other managing directors of BBH&Co. The variable incentives are composed of four separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria (the “Performance Bonus”). The second element consists of notional shares of the Fund and one other fund of the Trust that vest at the end of three years (the “Long Term Incentive Plan Award”). The third element is a cash bonus paid at the end of each calendar year based on the profitability of BBH&Co. (the “Managing Director’s profit share”). The fourth and typically the smallest element is participation in a profit sharing plan that allows all employees to share in the success of BBH&Co. in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing Ms. Lombardi’s Performance Bonus and Long Term Incentive Plan Award are the investment performance of the Fund and certain other funds and separate accounts managed by Ms. Lombardi that follow a similar investment strategy as the Fund and Ms. Lombardi’s leadership, collaboration, and communication skills. Ms. Lombardi’s Managing Director’s profit share is consistent with the percentage received by other managing directors of BBH&Co.

Mr. Hartch is a Partner of BBH&Co. As a Partner, most of Mr. Hartch’s compensation is linked directly to the profits of BBH&Co. through a working interest in BBH&Co.’s profits and a return on capital invested in BBH&Co. Mr. Hartch’s working interest is set at the beginning of each calendar year by BBH&Co.’s Executive Committee based on his overall contribution to BBH&Co., including the investment performance and profitability of the Fund and other accounts and funds co-managed by Mr. Hartch. Mr. Hartch has also invested capital in BBH&Co. and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH&Co. Mr. Hartch is also paid a fixed base salary.

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH&Co. may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH&Co. a performance fee in addition to the stated investment advisory fee. In such cases, BBH&Co. may have an incentive to allocate certain investment

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opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH&Co.’s chances of receiving the performance fee. However, BBH&Co. has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH&Co. provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH&Co. client accounts. BBH&Co. however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH&Co. client accounts, including in connection with BBH&Co. client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH&Co. client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH&Co. client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH&Co. client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH&Co. client accounts. To the extent that BBH&Co. uses soft dollars, it will not have to pay for those products and services itself.

BBH&Co. may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH&Co. receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH&Co.

BBH&Co. may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH&Co. believes are useful in its investment decision-making process. BBH&Co. may from time to time choose not to engage in the above described arrangements to varying degrees. BBH&Co. may also enter into commission sharing arrangements under which BBH&Co. may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH&Co. To the extent

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that BBH&Co. engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH&Co. may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH&Co. on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH&Co. reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH&Co. on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH&Co. may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH&Co. to be unreliable, the Fund’s investments may be valued at fair value by BBH&Co. pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH&Co. seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH&Co. deems relevant at the time of the determination, and may be based on analytical values determined by BBH&Co. using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH&Co. (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH&Co. has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a CCO and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

DISTRIBUTOR AND DISTRIBUTION PLAN (Rule 12b-1 Plan)

Distributor. ALPS Distributors, Inc., (“ALPS” or the “Distributor”) serves as the distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of November 1, 2011, remains in effect so long as the continuance of the agreement is

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specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a "majority of the outstanding voting securities " (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.

Distribution Plan. The Distribution Plan (the “Plan”) provides that Retail Class shares of the Fund pay Financial Intermediaries (defined below) a maximum annual fee of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers and the Investment Adviser (collectively, “Agents”) as compensation for services or reimbursement of expenses incurred in connection with distribution and other fees for the sale of its shares and for services provided to shareholders. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Distribution and service-related activities may include, but are not limited to: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with ALPS for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s prospectus and SAI for distribution to potential investors; (vii) website maintenance fees; (viii) temporary help; (ix) telephone; (x) consulting/research; (xi) consulting/research fee; and (xii) other activities that are reasonably calculated to result in the sale of shares of the Fund.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

SHAREHOLDER SERVICING AGENT

BBH&Co. serves as the shareholder servicing agent (“Shareholder Servicing Agent”) for the Trust. Services to be performed by BBH&Co. with respect to the Fund’s shares, include among other things: answering inquiries from shareholders of and prospective investors in shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assisting shareholders and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and providing such other related services as the Trust or a shareholder or prospective investor in shares of the Fund may reasonably request. For these services, BBH&Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.20% of the Fund’s average daily net assets represented by shares owned during the period.

The table below sets forth the shareholder servicing fee paid by the Fund to the Shareholder Servicing Agent for the fiscal years ended October 31, 2015, 2014 and the period ended October 31, 2013.

	2015	2014	2013*
Shareholder Servicing Fees	$208,861	$206,661	$38,145

*The Fund commenced operations on March 28, 2013.

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FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other Financial Intermediaries pursuant to which the Financial Intermediary, which holds Fund shares in its name on behalf of its customers, may provide the following shareholder services: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer’s shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of shares in a customer’s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for shares. Customer orders are priced at the NAV for shares next determined after such order has been accepted by such customer’s Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

REVENUE SHARING

The Investment Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any Rule 12b-1 and/or shareholder servicing payments that are paid. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

CUSTODIAN AND ACCOUNTING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian and fund accounting agent (the “Custodian”) for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. The Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

The table below sets forth the fees paid by the Fund to the Custodian for the fiscal years ended October 31, 2015, 2014 and the period ended October 31, 2013. The figure in the “Net Custody and Fund Accounting Fees Paid” row represents the net amount paid to the Custodian, which includes the effect of the expense offset arrangement.

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	2015	2014	2013*

Custody and Fund Accounting Fees	$33,696	$48,236	$37,419

Expense Offset Arrangement	$6,983	$4,663	$2,297

Net Custody and Fund Accounting Fees Paid	$26,713	$43,573	$35,132

*The Fund commenced operations on March 28, 2013.

TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer and dividend disbursing agent for the Fund and is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20006, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP’s principal address is 200 Berkeley Street, Boston, MA 02116.

NET ASSET VALUE

The NAV of each class of shares of the Fund is normally determined once daily at 4:00 P.M. Eastern Time each day the NYSE is open for regular trading (“Business Day”). (As of the date of this SAI, the NYSE is open every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday.) The determination of NAV of each share of the Fund is made once during each Business Day as of the close of regular trading on the NYSE by subtracting from the value of the Fund’s total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV is determined separately for each class of shares by dividing the value of the Fund’s total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

The value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the Fund’s NAV is determined. Unless determined not to represent fair value by the Trustees, Fund investments are valued in the manner described below.

The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the NYSE (which is currently 4:00 P.M., Eastern Time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on the NYSE. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making

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such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

Securities or other assets for which market quotations are not readily available, or for which market quotations are available but deemed unreliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days the NYSE is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

PURCHASES AND REDEMPTIONS

Orders received by a Financial Intermediary will be priced at the NAV next calculated after that Financial Intermediary, as an agent of the Fund, receives the request in good order from its clients.

A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists, which causes disposal of, or evaluation of the NAV of the Fund’s portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund’s minimum initial purchase requirements.

An investor should also be aware that any Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The 30 day holding period shall commence on the next business day following the date of purchase and shall apply to any redemption made on or before the 30th day from that date.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges by:

•	accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders (e.g., model

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driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);
•	accounts of shareholders who have died or become disabled;

•	shareholders redeeming or exchanging shares:
	—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Code, a 403(b) plan or any other Code Section 401 qualified employee benefit plan or account, or
	—	in connection with plans administered as college savings plans under Section 529 of the Code;

•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;
•	redemptions of shares acquired through dividend reinvestment;
•	involuntary redemptions of accounts that fall below the minimum account size (see “Redemptions by the Fund” below);
•	Funds or accounts managed by BBH&Co. whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders; and
•	certain other accounts in the absolute discretion of the Investment Adviser when the redemption fee is de-minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The value of shares redeemed may be more or less than the shareholder’s cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The Fund’s transfer and dividend disbursing agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. You are urged to consult your own tax adviser.

This discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the matters addressed herein.

Taxation of the Fund. The Fund has elected to be treated, and intends to qualify for treatment each year, as a “regulated investment company” (“RIC”) under Subchapter M of the Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (ii) at

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the end of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one fund treated as a RIC do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the qualifying income or diversification requirements described above in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders may be able to benefit from the lower tax rates applicable to qualified dividend income. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

For U.S. federal income tax purposes, unused capital loss carryforwards are available to be applies against future capital gains, if any, realized by the Fund. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Capital loss carryforwards can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months generally ended October 31 of such year, plus certain other amounts. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated.

Taxation of Shareholders – Distributions. The Fund receives income generally in the form of dividends and interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the

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operation of the Fund, constitutes the Fund’s net investment income. Any distributions by the Fund from such income will generally be taxable to you as ordinary income or at the lower rates that apply to individuals receiving qualified dividend income. Dividends are taxable whether you receive them in cash or in additional shares.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). To the extent that the Fund receives qualified dividend income, a portion of the dividends paid by the Fund may be treated as qualified dividend income, which for non-corporate shareholders is subject to tax at reduced tax rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend (or the Fund fails to satisfy this holding period requirement with respect to the underlying dividend-paying stock), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions received by a Fund from another RIC (including an exchange-traded fund that is taxable as a RIC) will be treated as qualified dividend income only to the extent so reported by such other RIC. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. As noted above, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

The Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) will be taxable to non-corporate shareholders at reduced tax rates, regardless of how long the shareholders have held their shares in the Fund.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s tax basis in Fund shares and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

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Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Shareholders – Sale, Exchange or Redemption of Shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions to the shareholder of net capital gains with respect to the shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Upon a redemption of Fund shares, the Fund (or its administrative agent) will report to the Internal Revenue Service (“IRS”) the amount of redemption proceeds that a shareholder receives from the redemption. For redemptions of Fund shares purchased on or after January 1, 2012, the Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Fund Investments. Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities (potentially resulting in the recognition of additional taxable income) to be able to satisfy the Distribution Requirement.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if the Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Fund under its regular method of accounting for interest income. The amount of any positive

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inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year, any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying income requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Dividends and interest received with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign income taxes and certain taxes of U.S. possessions paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. No deduction for foreign taxes paid by the Fund may be claimed by noncorporate shareholders who do not itemize deductions. Additionally, no deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses

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realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or incurs liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If the Fund owns shares in certain foreign entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Foreign Shareholders. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities, to the extent derived from investment income and short-term capital gain (other than “short-term capital gain dividends” and “interest-related dividends” described below), will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have been subject to the 30% (or lower treaty rate) withholding tax described in this paragraph. The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January

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1, 2019. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in “real estate investment trusts” that hold residual interests in “real estate mortgage investment conduits” or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.

Certain Reporting Regulations. If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

State Tax Matters. Distributions by the Fund to its shareholders and the ownership of Fund shares will generally be subject to applicable state and local taxes. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in GNMA or FNMA securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should contact your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.

Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in shares.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is 800-575-1265. The Amended and Restated Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

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Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Amended and Restated Agreement and Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Amended and Restated Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust’s Trustees individually but only upon the property of the Trust and that the Trust’s Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund’s portfolio (excluding short-term

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obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2015, 2014 and 2013 the portfolio turnover rate of the Fund’s portfolio was 31%, 40% and 6% respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate activity increases.

In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker’s ability to execute orders without disturbing the market price; the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the broker’s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

For the fiscal years ended October 31, 2015, 2014 and 2013 the aggregate commissions paid by the Fund were $76,008, $129,475 and $66,308, respectively.

Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any “affiliated person” (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Board from time to time reviews, among other things, information concerning the prevailing level of commissions charged by qualified brokers.

The Investment Adviser may direct a portion of the Fund’s securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

The Fund executes transactions through qualified brokers other than BBH&Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Such research services include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser’s clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not readily determinable. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

BBH&Co. maintains a list of approved Brokers and establishes committees that will periodically assess and review the full range of broker-dealer services including: the Broker’s ability to execute orders without disturbing the market price; the Broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the Broker’s financial condition and responsibility; the research and other investment information provided by the Broker; and the commissions charged. In evaluating the execution capability of approved Brokers, these committees will review, when appropriate, a number of factors that may include, without limitation, the following: (i) ability to execute orders at the prevailing market price at the time of order entry; (ii) ability to execute orders on a timely basis; and (iii) ability to automate order flow, including the ability of the execution venue to support the order types. In addition, under Section 28(e) of the Exchange Act, the value of the permitted products and services can be factored into the equation for evaluating the cost of each transaction, including higher commissions, to determine if best execution is in fact obtained from approved Brokers. Any new Brokers shall be assessed against BBH&Co.’s best execution criteria and reviewed by the applicable committee for inclusion on the approved Broker list.

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The Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent registered public accounting firm.

With respect to the securities offered by the Fund, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-551-8090. Additionally, this information is available on the SEC’s website at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund’s annual report dated October 31, 2015 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Fund’s annual report, which also contains performance information for the Fund, is available, upon request, without charge, to each person receiving this SAI.

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APPENDIX I – LISTING OF SERVICE PROVIDERS AND VENDORS

The following is a list of persons other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan, Lewis & Bockius LLP

Service Providers

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

Interactive Data Corp.

ITG, Inc.

FT Interactive

Reuters, Inc.

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STATEMENT OF ADDITIONAL INFORMATION

BBH INTERNATIONAL EQUITY FUND

Class N Shares – Ticker BBHEX

Class I Shares – Ticker BBHLX

140 Broadway, New York, New York 10005

February 29, 2016

The BBH International Equity Fund (the “Fund”) is a separate, non-diversified series of BBH Trust (the “Trust”). The Fund currently offers two classes of shares designated as Class N shares and Class I shares.

This Statement of Additional Information (“SAI”) is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated February 29, 2016 (the “Prospectus”), as it may be further amended and/or supplemented from time to time. The Fund’s annual report dated October 31, 2015 is incorporated herein by reference. You may obtain the Fund’s Prospectus and annual report without charge by calling 1-800-575-1265.

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OVERVIEW

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.”). BBH&Co. provides investment advice to registered mutual funds through a separately identifiable department (the “SID” or the “Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser as that term is defined under the Investment Advisers Act of 1940, as amended (“Advisers Act”). BBH&Co. provides administrative services to each series of the Trust.

The Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Trust”). The Fund has the same investment objective and policies as its predecessor.

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INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

The following supplements the information contained in the Prospectus concerning the investment objective, policies and strategies of the Fund.

DESCRIPTION OF THE FUND’S STRATEGIES AND INVESTMENTS

Under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed markets of the world, excluding the United States. Developed markets are those markets included in the Morgan Stanley Capital International—Europe, Australasia, and Far East Index (“MSCI-EAFE”) and Canada. The Fund will invest its assets in companies that are economically tied to at least twelve countries from different geographic regions throughout the world. The Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world.

Lack of Diversification

The Fund is considered to be “non-diversified.” A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. As a result, the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

The Fund does, however, intend to maintain the level of diversification necessary to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subchapter M diversification tests are discussed below under “Taxes -- Taxation of the Fund.”

A discussion of some of the other risks associated with an investment in the Fund is contained in the Fund’s Prospectus.

Foreign Securities

The Fund has the authority to invest in foreign securities (including European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and American Depository Receipts (“ADRs”)), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar.

Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to

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foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the Fund may invest in securities into which they may be converted. The Fund also may invest in securities denominated in currency “baskets.”

Foreign Taxes. The Fund’s investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Geographic Risk. The Fund’s assets may be concentrated in a single country or countries located in the same geographic region. The Fund assumes the risk that changing economic, regulatory, political or social conditions affecting the particular country or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.

Investments in Japan. As of the date of this SAI, the Fund invests a significant portion of its assets in Japanese issuers. Economic growth in Japan is heavily dependent on international trade, government support and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia, or the imposition of trade sanctions or other protectionist measures by such trading partners could impact the Japanese economy adversely in both the short term and long term. Additionally, Japan has historically depended on imported oil for most of its energy requirements. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

These and other factors could have a negative impact on the Fund’s performance.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the governments of foreign countries and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S.

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currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Emerging Market Securities

The Fund may invest up to 15% of its net assets in securities of issuers based in countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it is, principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The Investment Adviser and/or each Sub-adviser (as defined below) has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. The Investment Adviser and/or the Sub-advisers will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity and significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal system. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investments, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Exchange Contracts

Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements and the successful execution of a hedging strategy are extremely difficult.

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The Investment Adviser and/or each Sub-adviser, on behalf of the Fund, may enter into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

The Fund’s recognition of gain or loss due to foreign currency exchange rates may be treated differently for federal income tax purposes. This difference may require the Fund to make a distribution in excess of its book income to qualify for treatment as a registered investment company for federal income tax purposes.

Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Domestic Investments

The assets of the Fund are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

Hedging Strategies

Foreign Currency Transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser and/or each Sub-adviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually

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conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

If the Fund enters into a forward contract to purchase foreign currency, the Fund’s custodian, the Investment Adviser and/or each Sub-adviser will segregate liquid assets.

Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund’s net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option, which involves selling the option previously purchased.

Covered call options may also be sold (written) on stocks, although the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund’s net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor’s 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange (“NYSE”) Composite Index, The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to: (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to

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such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser’s and/or each Sub-adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that liquidity in the options markets may make it difficult from time to time for the Fund to close out its written options positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund’s portfolio strategies.

Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund’s net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

The value of a currency option purchased depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies is subject to the Investment Adviser’s and/or each Sub-adviser’s ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Fund.

To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. The Trust is not subject to registration or regulation as a CPO. Although the Trust has concluded that as of the date of this SAI the Fund should be able to operate within the exclusions from CFTC regulation, there is no certainty that the Fund or the Trust will be able to continue to rely on an exclusion from CFTC regulation in the future. In order to assure that the Fund is not deemed a “commodity pool” for purposes of the CEA, regulations of the CFTC require that the Fund enter into transactions in futures contracts and options on futures contracts only: (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund’s assets. The Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If the Fund or the Trust operates subject to CFTC regulation, it may incur additional expenses.

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Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser’s and/or each Sub-adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Fund, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminborse (DTB), Italian Stock Exchange (ISE), Financiele Termijnmarkt Amsterdam (FTA), and London Securities and Derivatives Exchange, Ltd. (OMLX).

Risks Associated with Futures. There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. When used as a hedging technique, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio of securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

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Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Another risk that may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Fund seeks a hedge.

Loans of Portfolio Securities

Loans of portfolio securities up to 30% of the total value of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund’s income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities are not loaned to BBH&Co. or to any affiliate of the Fund.

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Short-Term Instruments

Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser’s and/or a Sub-adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s Investors Service ("Moody’s") or Standard & Poor’s Corporation ("Standard & Poor’s"), or if unrated are of comparable quality in the opinion of the Investment Adviser and/or a Sub-adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser and/or a Sub-adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund’s custodian bank.

U.S. Government Securities

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal Farm Credit System and the Federal Home Loan Banks. . Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities. On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and the FHLMC, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury were intended to ensure that the FNMA and the FHLMC maintain a positive net worth and meet their financial obligations, presenting mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Rule 144A Securities

The Investment Adviser and/or each Sub-adviser may, on behalf of the Fund, purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser and/or each Sub-adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

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When-Issued and Delayed Delivery Securities

Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s net asset value per share (“NAV”). The Fund maintains with BBH&Co., the Fund’s custodian (the “Custodian”), a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund’s investment in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Investment Adviser.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the Staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser and/or a Sub-adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the Fund’s net assets would be invested in such repurchase

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agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund’s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund’s assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund’s purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Borrowing

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a Fund of any increase or decrease in the value of its investments (which would have a corresponding effect on a Fund’s share value). Money borrowed is also subject to interest costs.

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Trustees of the Fund (the “Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio of securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such

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borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers and their respective operations, may be susceptible to potential risks resulting from cyber-attacks or incidents (collectively, cyber-events”). Cyber events may include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, infection from computer viruses or other malicious software code, unauthorized access to or compromises to relevant systems, networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and their service providers, or various other forms of cyber security breaches.   In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-attacks affecting a Fund, or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks.  Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund, and its service providers and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board and the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act).

Diversification

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

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Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies are non-fundamental and therefore may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

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Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except that the Fund may purchase Rule 144A securities.

For purposes of the above investment policies:

•	the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments;”
•	except with respect to borrowing money or illiquid securities, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation; and
•	the Fund will not make investments that will result in the investment of 25% or more of its assets in the securities of issuers primarily engaged in the same industry.

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MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

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Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

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Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served #	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Date: May 27, 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Date: February 21, 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014, joined BBH&Co. in 2012; Director, Abbey Capital Ltd. (2010 – 2011).
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009 -September 2015)
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.
James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011 – September 2013); Judicial Law Clerk, Massachusetts Court of Appeals (September 2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

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BOARD OF TRUSTEES

Board Leadership Structure

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Board Oversight of Risk Management

The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Investment Adviser, Walter Scott & Partners Limited (“Walter Scott”) and Mondrian Investment Partners Limited (“Mondrian”) (each a Sub-adviser and together the Sub-advisers”), distributor and the administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., Fund’s Sub-advisers are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s CCO and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Agreement with the Investment Adviser, the Board meets with the Investment Adviser to review such services. Among other things, the Board regularly considers the Investment Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the Investment Adviser, the Agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Fund. The Board also reviews information about the Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Fund’s portfolio, its exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Adviser. The Board additionally seeks to monitor legal risk by receiving periodic reports from Fund counsel on developments in the law and regulations that may affect the operation of the Fund or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Fund. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Fund and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Fund ahead of its own. In addition, when evaluating all service contracts between the Fund and BBH&Co., the Board requests and receives information about the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Wagner should serve as a Trustee of the Fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Fund and the Predecessor Trust since 2006.

The Board has concluded that Mr. Frazier should serve as a Trustee of the Fund because of the experience he has gained as President and CEO of a property casualty insurance business for 20 years.

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The Board has concluded that Ms. Livingston should serve as a Trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The Board has concluded that Mr. Collins should serve as a Trustee of the Fund because of his 35 years of extensive experience in investment advisory, corporate finance and economic policy planning.

The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co, and as the former President and Principal Executive Officer of the Trust.

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Trustee Committees

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met 4 times during the fiscal year ended October 31, 2015.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available. The Valuation Committee met 16 times during the fiscal year ended October 31, 2015.

Trustee Equity Ownership as of December 31, 2015

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
Andrew S. Frazier	Over $100,000	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	Over $100,000	Over $100,000

As of January 31, 2016, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.

As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class N Shares of the Fund:

Charles Schwab & Co., Inc., San Francisco, California, owned approximately 2,517,586.04 shares (70.14%);

National Financial Services, LLC, Boston, Massachusetts, owned approximately 591,694.09 shares (16.48%);

J.P. Morgan Chase Bank, N.A. Westerville, Ohio, owned approximately 181,068.57 shares (5.04%).

As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class I Shares of the Fund:

National Financial Services, LLC, Boston, Massachusetts, owned approximately 46,736,902.53 shares (99.38%).

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Compensation

Effective April 1, 2013, each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. Prior to April 1, 2013, each Independent Trustee received a

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base annual fee of $55,000. The Chairman of the Board (Mr. Wagner) and the Chairman of the Audit Committee (Mr. Frazier) and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $12,500, $10,000 and $5,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for the Fiscal Year Ended October 31, 2015

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex paid to Trustee +
H. Whitney Wagner, Independent Trustee	$ 13,750.00	None	None	$82,500.00
David P. Feldman,* Independent Trustee	$2,916.66	None	None	$17,500.00
Andrew S. Frazier, Independent Trustee	$ 13,333.32	None	None	$ 80,000.00
Mark M. Collins, Independent Trustee	$ 12,291.66	None	None	$73,750.00
John M. Tesoro, Independent Trustee	$11,666.68	None	None	$70,000.00
Susan C. Livingston, Interested Trustee	None	None	None	None
John A. Gehret, Interested Trustee	None	None	None	None

+	The Fund Complex consists of the Trust, which currently consists of six series.
*	Mr. Feldman retired from the Board, effective December 31, 2014.

Because of the services rendered pursuant to the Agreement, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser, the Sub-advisers and the distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s and Sub-advisers’ codes of ethics are also maintained pursuant to the Advisers Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser, the Sub-advisers and the distributor are on file with the SEC.

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VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Fund’s Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser. The SID has delegated such responsibility to the Sub-advisers. Each Sub-adviser has adopted proxy voting policies and procedures concerning the voting of proxies of its clients.

Mondrian

In order to mitigate any potential conflict of interest, Mondrian has retained an independent third party proxy agent (“Proxy Agent”) to recommend how to vote proxies on its clients’ securities. Pursuant to its proxy voting policies and procedures, Mondrian reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion. Mondrian reviews its proxy voting policies and procedures periodically, and, accordingly, such procedures are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by Mondrian, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders. Whether the Proxy Agent or Mondrian supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

Walter Scott

Unless instructed to the contrary by a client, Walter Scott performs proxy voting on behalf of its clients. Votes are cast in line with Walter Scott’s proxy voting guidelines or in a manner consistent with the clients’ best interests without regard for any interest Walter Scott may have in the matter.

Proxy voting decisions are made by individual stock champions following a considered review of all available materials. To ensure that each stock champion has all the necessary information on any AGM or EGM, Walter Scott receives documentation on forthcoming votes from custodians and ISS. However, the stock champions vote independently of recommendations from any intermediary. In line with the firm’s Proxy Voting policy, where there is any doubt or contentious issue, a clear procedure followed. Such issues are referred to a sub-group that includes the stock champion and senior members of the investment team. The voting instruction form is then passed to the dedicated proxy voting team, which is responsible for administering the votes via the appropriate proxy voting providers. Records of all proxy decisions taken are maintained by Walter Scott. Finally, the Investment Management Group at Walter Scott carries out a weekly review of contentious issues and sub-group meetings.

For more information on the proxy voting policies and procedures, described herein, investors in the Fund may request a copy of the proxy voting policies and procedures by calling a toll-free number: 1-800-575-1265.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available upon request and without charge by calling a toll-free number 1-800-575-1265 or by going to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to

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Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. The Board receives periodic reports from the Investment Adviser, about arrangements involving the disclosure of portfolio securities.

The Fund is required to disclose its complete portfolio holdings using Form N-Q, which is filed with the SEC within 60 days of the end of the first and third quarter of each fiscal year. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC not later than 10 days after the transmission to shareholders of annual and semi-annual shareholder reports which is required within 60 days of the end of the second and fourth quarter of each fiscal year. Portfolio holdings will be disclosed and made available to investors on a monthly basis and will be disclosed or made available approximately fifteen (15) days after each month end.

You may also access from the Fund’s website portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, the Trust’s service providers and vendors which include, without limitation, the Investment Adviser, the Sub-advisers, the distributor, the administrator, the custodian, an independent registered public accountant, legal counsel, fund accountant, proxy voting service provider, trade execution vendor, pricing information vendors, and printer and mailing agent, may all receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the Fund. It is generally the policy of the Fund that neither the Fund nor its service providers or vendors may selectively disclose the Fund’s portfolio holding information. This means that Fund Information approved for disclosure shall be disclosed or made available to all persons including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers and vendors, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers and vendors will be subject to a duty of confidentiality with respect to any Fund Information whether imposed by the provisions of its contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has been determined that such disclosure will not disadvantage shareholders. Disclosure of Fund Information to select investors is permissible only when there is a legitimate business purposes for doing so and the recipients are subject to the restrictions listed below. Such disclosures must be approved by the Fund’s President.

•	The recipient does not distribute the Fund Information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the Fund Information becomes public information; and
•	The recipient signs a written confidentiality agreement.

Portfolio holdings may not be disclosed to any investor, except after: (1) the holdings have been reviewed and approved appropriately, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co. through members of its SID, provides investment advice and portfolio management to the Fund. BBH&Co. also provides administrative services to the Fund. The investment adviser manages the Fund’s investment operations according to the Fund’s principal investment strategies.

BBH&Co. employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets among the Fund’s Sub-advisers currently, Walter Scott and Mondrian. The Sub-advisers make the day-to-day investment decisions for the Fund, place the purchase and sale orders for the portfolio transactions of the Fund, and generally manage the Fund’s portfolio of investments. Mondrian is responsible for managing the value component of the Fund while Walter Scott is responsible for managing the growth component of the Fund. Subject to the supervision of the Board, the Investment Adviser oversees the Sub-advisers and evaluates their results. The Investment Adviser reviews portfolio performance, characteristics and departures of key personnel of the Sub-advisers. The Investment

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Adviser monitors the allocation between the Sub-advisers to achieve its diversification goals and may rebalance assets among Sub-advisers from time to time.

The Agreement between BBH&Co. and the Trust is dated February 1, 2007 and remains in effect as long as the Agreement is specifically approved at least annually: (i) by a vote of the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) or by the Fund’s Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to BBH&Co. and by BBH&Co. on 90 days' written notice to the Fund (see "Additional Information").

The investment advisory services of BBH&Co., through its SID, to the Fund are not exclusive under the terms of the Agreement. BBH&Co. may render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the name of the Fund to eliminate all references to Brown Brothers Harriman.

BBH&Co. has been retained by the Trust to serve as Administrator to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust’s operations subject to the supervision of the Board, except as set forth above under "Investment Adviser" and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the transfer and dividend disbursing agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund’s prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The Agreement obligates BBH to pay all expenses incurred by it in connection with its activities under the Agreement, other than those assumed by the Fund. The Fund pays (i) the fees and expenses of BBH or expenses otherwise incurred for the Fund in connection with the management of the investment and reinvestment of its assets; (ii) the fees and expenses of the Independent Trustees of the Fund or of an investment company in which the Fund invests its investable assets; (iii) certain fees and expenses of the Fund's custodian; (iv) the fees and expenses of the Fund's transfer agent and shareholder servicing agent which relate to the maintenance of each shareholder account and the fees and expenses of any eligible institution; (v) the charges and expenses of legal counsel and independent accountants for the Fund; (vi) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities transactions; (vii) all taxes and corporate fees payable by the Fund to federal, state or other governmental authorities; (viii) the fees of any trade association of which the Fund may be a member; (ix) the cost of certificates, if any, representing shares of the Fund; (x) the fees and expenses involving registering and maintaining registrations of the Fund's shares with the SEC and preparation and printing of the Fund's Registration Statement and Prospectuses; (xi) the cost of any liability insurance or fidelity bond; (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and prospectuses to Fund shareholders; and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business of the Fund.

Effective December 29, 2015, the Investment Adviser has voluntarily agreed to waive and/or reimburse expenses for the Fund’s Class N shares in order to limit Total Annual Fund Operating Expenses to 0.48%. This is a voluntary waiver that can be changed at any time at the sole discretion of the Investment Adviser.

The fee paid to the Investment Adviser pursuant to the Agreement is calculated daily and paid monthly at an annual rate equal 0.80% for the first $1 billion and 0.70% for amounts over $1 billion of the average daily net assets of the Fund.

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The table below sets forth the investment advisory and administrative services fee paid by the Fund to the Investment Adviser for the past three fiscal years ended October 31st.

	2015	2014	2013
Investment Advisory and Administrative Fees	$6,640,850	$6,528,062	$5,361,675

Each Sub-adviser is paid a fee based on a percentage of assets under management. The table below sets forth the sub-advisory fees paid by the Investment Adviser to the Sub-advisers for the past three fiscal years ended October 31st.

	2015	2014	2013
Sub-Advisory Fees	3,218,844.21	$3,529,894.21	$2,696,378.90

Portfolio Manager Information

Walter Scott & Partners Limited

The team of investment personnel at Walter Scott & Partners Limited (Walter Scott) is responsible for managing the growth component of the Fund. Walter Scott is located at: One Charlotte Square, Edinburgh, EH2 4DR, Scotland, UK.

The senior members of the team are as follows:

Rodger Nisbet

Mr. Nisbet is the Executive Chairman of Walter Scott.  He joined the firm in 1993 and headed up the Client Service Group after working in the investment team for a number of years.  Prior to joining the firm he ran his own real estate business.  He holds a BA (hons) in Environmental Design from the University of Dundee.

Jane Henderson

Ms. Henderson is the Managing Director of Walter Scott. She joined the firm in 1995 and co-chaired the Investment Management Group prior to becoming Managing Director in 2010.  She holds a BSc (hons) in Marine and Environmental Biology from the University of St. Andrews.

Roy Leckie

Mr. Leckie is a Director of Walter Scott and along with Charles Macquaker leads the Investment Management Group.  He is also a member of the Americas research team.  He joined the firm in 1995.  He holds a BSc (hons) in Statistics from the University of Glasgow.

Charles Macquaker

Mr. Macquaker is a Director of Walter Scott and along with Roy Leckie leads the Investment Management Group.  He is also a member of the Asia Pacific research team.  Mr. Macquaker joined the firm in 1991.  He holds a BSc (Econ) (hons) in European Studies from Buckingham University.

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Other Accounts Managed by Walter Scott Investment Team	Total Number of Other Accounts Managed/Total Assets (in USD millions)*
Registered Investment Companies	6/$6,291.96
Other Pooled Investment Vehicles	38/$22,411.74
Other Accounts	143/$34,275.34

* None of the Registered Investment Company funds has an advisory fee that is based on the performance of the funds.

Dollar value range of shares owned in the Fund: None.*

* All funds managed, or advised upon, by Walter Scott are done so by the investment team. This team-based approach is integral to Walter Scott’s investment approach. Further, in line with Walter Scott’s internal procedures, all employees are precluded from purchasing any equities or shares in any fund where the firm acts as a sub-adviser.

Mondrian Investment Partners Limited

Elizabeth A. Desmond, Nigel A. Bliss, Andrew R. Porter and Melissa J. Platt at Mondrian are responsible for managing the value component of the Fund. The address of Mondrian is Fifth Floor, 10 Gresham Street, London EC2V 7JD.

The following information about the Fund’s Portfolio Managers is provided as of October 31, 2015.

Other Accounts Managed by Mondrian	Total Number of Other Accounts Managed/Total Assets (in USD millions)

Elizabeth A. Desmond*
Registered Investment Companies	8 / $3,656
Other Pooled Investment Vehicles	7 / $6,207
Other Accounts	21 / $7,065
Nigel A. Bliss*
Registered Investment Companies	8 / $3,656
Other Pooled Investment Vehicles	2 / $5,462
Other Accounts	13 / $4,121
Andrew R. Porter *
Registered Investment Companies	8 / $3,656
Other Pooled Investment Vehicles	4 / $5,593
Other Accounts	13 / $5,371
Melissa J. Platt*
Registered Investment Companies	4 / $2,059
Other Pooled Investment Vehicles	1 / $76
Other Accounts	9 / $1,822

*Ms. Platt and Messrs. Bliss and Porter do not manage any performance based fee accounts. Please note that Ms. Desmond manages one performance based fee account for $277M in the “Other Accounts” category.

Please note that these figures include accounts where Mses. Desmond and Platt and Messrs. Bliss and Porter are listed as either the primary or backup portfolio manager. To ensure commonality among funds and timely implementation and maintenance of all accounts on a consistent basis, Mondrian has developed implementation teams that utilize the resources of all portfolio managers/analysts. Each account has an assigned portfolio manager and a designated implementation manager with a reporting structure down to the portfolio administration level.

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Elizabeth A. Desmond, as Chief Investment Officer of International Equities, has overall responsibility for all international equity accounts.

As of October 31, 2015, Mses. Desmond and Platt and Messrs. Bliss and Porter do not own shares of the Fund.

Description of Potential Material Conflicts of Interest - Investment Adviser

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH&Co. may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH&Co. a performance fee in addition to the stated investment advisory fee. In such cases, BBH&Co. may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH&Co.’s chances of receiving the performance fee. However, BBH&Co. has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH&Co. provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH&Co. may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH&Co. on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH&Co. reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH&Co. on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH&Co. may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH&Co. to be unreliable, the Fund’s investments may be valued at fair value by BBH&Co. pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH&Co. seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH&Co. deems relevant at the time of the determination, and may be based on analytical values determined by BBH&Co. using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those

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assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH&Co. (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH&Co. has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a CCO and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Description of Potential Material Conflicts of Interest – Walter Scott

Introduction

Walter Scott & Partners Limited (Walter Scott) was founded in 1983 to offer global and international equity portfolio management services to institutional investors and similar clients. From the outset where possible the firm has organized its activities to avoid conflicts of interest that would affect its clients. Walter Scott’s trading income is derived from investment management fees which align the firm’s and its clients’ interests. The majority of Walter Scott’s clients are charged fees on scales that reflect the value of assets in the client’s account. A few clients operate with performance related fees. Walter Scott does not differentiate in the management of portfolios on the basis of the method of fee calculation or by client type.

Ownership

Walter Scott is a wholly owned subsidiary within the Bank of New York Mellon Corporation group (BNY Mellon). Walter Scott operates autonomously from BNY Mellon in terms of its business activities, investment research, portfolio management, investment administration and all other elements that impinge directly upon the investment services provided to clients. The investment decisions reflected within Walter Scott client portfolios reflect its independent investment research. Owing to legal/stock exchange restrictions Walter Scott may be subject to aggregate ownership limits on some stocks as part of the wider BNYM group.

Affiliates

Walter Scott is a research led organization. As a group company of BNY Mellon the firm is affiliated to certain entities, some of which are utilized by the firm for activities such as fund administration, distribution, FX trading and IT hosted systems. All agreements have been established and will be maintained at arm’s length.

Walter Scott acts as sub-advisor to a number of mutual funds and pooled investment vehicles operated by its affiliates both on a discretionary and non-discretionary basis. All such investment advisory services are provided under formal written agreements between both parties.

Portfolio Implementation

The firm’s Portfolio Implementation team is responsible for administering Walter Scott’s investment decisions into the structure of portfolios in line with client mandate guidelines and restrictions. The firm’s Investment Management

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Group (IMG), which comprises senior management of the firm and the most senior members of the investment team, reviews portfolio performance and the dispersion of similarly mandated portfolios.

Brokers

The IMG maintains a list of brokers that are approved for equity trading. No equity trading is conducted with any executing brokers affiliated with BNY Mellon. Walter Scott selects brokers regardless of whether that broker’s clearing agent is an affiliate of BNY Mellon. In general, all securities trading is carried out on an agency basis. It is the general policy of the firm to aggregate purchase or sale orders of the same equity when trading for more than one client. Aggregating orders may transpire to be advantageous or disadvantageous to any particular client or group of clients. Walter Scott has policies and procedures for fair allocation and best execution. Walter Scott does not cross stock between client accounts. Walter Scott may use trading commissions to pay brokers for other substantive research services. No formal commission sharing arrangements are in place. Walter Scott has a sub-advisory relationship with a few of the brokers on its authorized broker list. The IMG monitors broker usage and commission rates paid on a quarterly basis with the Risk & Compliance (R&C) team reviewing this annually.

Employee Compensation / Personal trading

Compensation

In addition to base salaries, employees of Walter Scott are eligible to participate in the firm’s annual profit share which is a fixed percentage of the firm’s pre-incentive operating profits. For senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan, largely invested in a long term global equity fund where Walter Scott is the investment advisor and BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over four years.

Pension scheme

Until 30 November 2014, Walter Scott offered its employees a defined contribution pension scheme, the majority of which is invested in a UK domiciled, unregistered fund and Alternative Investment Fund (AIF) managed by BNY Mellon Fund Managers Ltd with Walter Scott acting as investment advisor. Since December 2014, Walter Scott offers a new group pension plan arrangement within which there is an option to invest in a fund for which Walter Scott acts as Investment Advisor.

Employee equity transactions

The firm operates strict personal trading rules restricting members of staff from purchasing shares in any US mutual fund where Walter Scott is the sub-advisor and staff may not use discretion to purchase individual securities. Employees are required to pre-clear dealing transactions through the R&C team and submit quarterly declarations of their holdings at the end of each quarter. Any inherent conflicts resulting from employees or Walter Scott investing in the same products as clients are therefore managed effectively.

Any inherent conflicts resulting from employees or Walter Scott investing in the same products as clients are therefore managed effectively.

Insider trading

Policies and procedures exist to prevent employees from insider trading, trading upon material non-public information and disclosing confidential information.

Gifts and entertainment

The receiving and giving of gifts and entertainment is documented on a quarterly basis and monitored to ensure these do not influence staff behaviour in a way that conflicts with the interests’ of clients.

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Proxy voting

Unless instructed to the contrary by a client, Walter Scott performs proxy voting on behalf of its clients. Votes are cast in line with client specific proxy voting guidelines or in a manner consistent with the clients’ best interests without regard for any interest Walter Scott may have in the matter. Walter Scott receives documentation on forthcoming votes from custodians and ISS, however, the firm votes independently of recommendations from any intermediary.

Monitoring

Walter Scott’s committees of the board are responsible for the review of the firm’s policies and procedures covering all aspects of its operations. Day to day monitoring is carried out by the R&C team using a risk based programme. The firm maintains a conflicts matrix which is reviewed on a six monthly basis with any changes submitted to the Risk & Compliance Committee (RCC) for review and approval.

Fee sharing arrangements

In Australia Walter Scott is the investment adviser for funds sponsored and distributed by Macquarie Bank. In the event that any Australian or New Zealand investors award Walter Scott a new portfolio and not an investment in the existing funds, Walter Scott shares its fees with Macquarie on a pre-arranged scale. Walter Scott shares fee income with certain affiliates within the wider BNY Mellon group under arrangements similar to those disclosed above.

Walter Scott is solely responsible for the payment of these fees which come out of its own profits. These payments do not increase the fees paid by investors. Walter Scott does not charge or receive compensation in respect of the sale of securities, private funds, mutual funds or other investment products. However, certain employees of the firm’s affiliates receive such compensation.

Description of Potential Material Conflicts of Interest – Mondrian

Mondrian does not foresee any material conflicts of interest that may arise in the management of the Fund and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are put ahead of Mondrian’s own interests or those of its employees and directors:

•	Access to non-public information

•	Allocation of aggregated trades

•	Allocation of investment opportunities

•	Allocation of new issue opportunities

•	Broker/dealer selection and allocation

•	“Cherry picking” (inappropriate attempts to improve the appearance of portfolio performance)

•	Client order priority – trading across mandates

•	Client order priority – directed and restricted brokers

•	Dealing in investments as agent for more than one party

•	Dealing in investments as principal in connection with the provision of seed capital for Mondrian sponsored Limited Partnerships and other Mondrian Funds

•	Directorships and external business arrangements

•	Dual agency (cross trades)

•	Employee remuneration

•	Employee personal account dealing

•	Employee personal charitable giving

•	Employee personal political giving

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•	Error resolution

•	Gifts and entertainment

•	Investment in shares issued by companies who are clients of Mondrian

•	Management of investment capacity

•	Marketing materials

•	Most favored nation fee arrangements

•	Performance fees

•	Personal conflicts of interest

•	Placement agents and pay to play

•	Portfolio holdings disclosure

•	Portfolio pumping (price manipulation to improve portfolio performance)

•	Pricing and valuation

•	Product allocation

•	Proxy voting

•	Relationships with consultants

•	Soft dollar arrangements (research and execution services)

•	“Step out trades” (where a broker shares commission with a third party)

•	Transactions with affiliated brokers (Mondrian does not have any affiliated brokers)

•	“Window dressing” (inappropriate attempts to improve the appearance of portfolio performance)

Mondrian’s Compliance Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise. Compliance with Mondrian’s policies and procedures is monitored using exception reporting, as well as regular review, testing, and evaluation of the appropriateness of the procedures.

Any apparent violations of the above procedures will be investigated and reported to the Chief Compliance Officer, who will determine any action necessary.

Any material findings would be reported to senior management and the Mondrian Compliance Committee (a sub-committee of the Company’s Board) and, where required, any relevant Regulator.

Compensation – Mondrian

Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary. Salaries are reviewed annually and benchmarked against industry standards.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership – Mondrian is 100% employee controlled. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in installments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the

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team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee

In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependants’ pension may also be payable.

Mondrian remuneration philosophy

The guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Approximately 80 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable us to attract and retain high caliber employees.

DISTRIBUTOR

ALPS Distributors, Inc., (“ALPS” or the “Distributor”) serves as the distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of November 1, 2011, remains in effect so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT

BBH&Co. serves as the shareholder servicing agent (“Shareholder Servicing Agent”) for the Trust. Services to be performed by BBH&Co. with respect to the Fund’s Class N shares, include among other things: answering inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assisting shareholders and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and providing such other related services as the Trust or a shareholder or prospective investor in Class N shares of the Fund may reasonably request. For these services, BBH&Co.

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receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.20% of the Fund’s average daily net assets represented by Class N shares owned during the period.

The table below sets forth the shareholder servicing fee paid by the Fund to the Shareholder Servicing Agent for the past three fiscal years ended October 31st.

	2015	2014	2013
Shareholder Servicing Fees	$1,859,679	$1,829,968	$1,482,104

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other Financial Intermediaries pursuant to which the Financial Intermediary, which holds Fund shares in its name on behalf of its customers, may provide the following shareholder services: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer’s shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer’s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer’s Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

REVENUE SHARING

The Investment Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any shareholder servicing payments that are paid. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

CUSTODIAN AND FUND ACCOUNTING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian and accounting agent (the “Custodian”) for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held

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for the Fund in demand deposit accounts at the Custodian. The Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

The table below sets forth the fees paid by the Fund to the Custodian for the past three fiscal years ended October 31st. The figures in the “Net Custody and Fund Accounting Fees Paid” row represent the net amounts paid to the Custodian, which include the effect of the expense offset arrangement.

	2015	2014	2013

Custody and Fund Accounting Fees	$238,514	$241,799	$313,974

Expense Offset Arrangement	$7,072	$7,395	$16,856

Net Custody and Fund Accounting Fees Paid	$231,442	$234,404	$297,118

TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer and dividend disbursing agent for the Fund and is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, Washington, DC 20006, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP’s principal address is 200 Berkeley Street, Boston, MA 02116.

NET ASSET VALUE

The NAV of each class of shares of the Fund is normally determined once daily at 4:00 P.M. Eastern Time each day that the NYSE and London Stock Exchange (“LSE”) are both open for a full day of trading (“Business Day”). As of the date of this SAI, the NYSE is open every weekday except for the following holidays: Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year’s Day, and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday. As of the date of this SAI, the NYSE will close early on November 25, 2016. As of the date of this SAI, the LSE is not open for business on: Good Friday (March 25, 2016), Easter Monday (March 28, 2016); May Holiday (May 2, 2016); Spring Holiday (May 30, 2016); Summer Holiday (August 29, 2016); Christmas Eve (early close December 23, 2016), Boxing Day/Christmas (observed) (December 26, 2016), Christmas Holiday

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(December 27, 2016); New Year’s Eve (early close December 30, 2016). As of the date of this SAI, the LSE will close early on December 23, 2016 and December 30, 2016. The determination of NAV of each share of the Fund is made once during each Business Day as of the close of regular trading on the NYSE by subtracting from the value of the Fund’s total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV is determined separately for each class of shares by dividing the value of the Fund’s total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

The value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the Fund’s NAV is determined. Unless determined not to represent fair value by the Trustees, Fund investments are valued in the manner described below.

The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the NYSE (which is currently 4:00 P.M., Eastern Time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on the NYSE. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

Securities or other assets for which market quotations are not readily available, or for which market quotations are available but deemed unreliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days the NYSE is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

PURCHASES AND REDEMPTIONS

Orders received by a Financial Intermediary will be priced at the NAV next calculated after that Financial Intermediary, as an agent of the Fund, receives the request in good order from its clients.

A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists, which causes disposal of, or evaluation of the NAV of the Fund’s portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

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An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund’s minimum initial purchase requirements.

An investor should also be aware that any Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The 30 day holding period shall commence on the next business day following the date of purchase and shall apply to any redemption made on or before the 30th day from that date.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges by:

•	accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);
•	accounts of shareholders who have died or become disabled;

•	shareholders redeeming or exchanging shares:

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Code, a 403(b) plan or any other Code Section 401 qualified employee benefit plan or account, or
—	in connection with plans administered as college savings plans under Section 529 of the Code;

•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;
•	redemptions of shares acquired through dividend reinvestment;
•	involuntary redemptions of accounts that fall below the minimum account size (see “Redemptions by the Fund” below);
•	Funds or accounts managed by BBH&Co. whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders; and
•	certain other accounts in the absolute discretion of the Investment Adviser when the redemption fee is de-minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The value of shares redeemed may be more or less than the shareholder’s cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The Fund’s transfer and dividend disbursing agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. You are urged to consult your own tax adviser.

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This discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the matters addressed herein.

Taxation of the Fund. The Fund has elected to be treated, and intends to qualify for treatment each year, as a “regulated investment company” (“RIC”) under Subchapter M of the Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including the excess of net short-term capital gains over net long-term capital losses ) and 90% of its net tax-exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (ii) at the end of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one fund treated as a RIC do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the qualifying income or diversification requirements described above in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders may be able to benefit from the lower tax rates applicable to qualified dividend income. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

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For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of the carryforwards. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Post-2010 Losses may be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss, and such carryforwards must be utilized before the Fund can utilize any carryforwards of Pre-2011 Losses.

The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months generally ended October 31 of such year, plus certain other amounts. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated.

Taxation of Shareholders – Distributions. The Fund receives income generally in the form of dividends and interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income. Any distributions by the Fund from such income will generally be taxable to you as ordinary income or at the lower rates that apply to individuals receiving qualified dividend income. Dividends are taxable whether you receive them in cash or in additional shares.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). To the extent that the Fund receives qualified dividend income, a portion of the dividends paid by the Fund may be treated as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend (or the Fund fails to satisfy this holding period requirement with respect to the underlying dividend-paying stock), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions received by a Fund from another RIC (including an exchange-traded fund that is taxable as a RIC) will be treated as qualified dividend income only to the extent so reported by such other RIC. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. As noted above, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. The Fund does not expect that any of its dividends will qualify for the dividends-received deduction for corporate shareholders. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

The Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net

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short-term capital losses) will be taxable to non-corporate shareholders at reduced tax rates, regardless of how long the shareholders have held their shares in the Fund.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s tax basis in Fund shares and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Shareholders – Sale, Exchange or Redemption of Shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions to the shareholder of net capital gains with respect to the shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Upon a redemption of Fund shares, the Fund (or its administrative agent) will report to the Internal Revenue Service (“IRS”) the amount of redemption proceeds that a shareholder receives from the redemption. For redemptions of Fund shares purchased on or after January 1, 2012, the Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers

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concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Fund Investments. Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities (potentially resulting in the recognition of additional taxable income) to be able to satisfy the Distribution Requirement.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if the Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying income requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

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Dividends and interest received with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign income taxes and certain taxes of U.S. possessions paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. No deduction for foreign taxes paid by the Fund may be claimed by noncorporate shareholders who do not itemize deductions. Additionally, no deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or incurs liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If the Fund owns shares in certain foreign entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Foreign Shareholders. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities, to the extent derived from investment income and short-term capital gain (other than “short-term capital gain dividends” and “interest-related dividends” described below), will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the

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appropriate rate. Backup withholding will not be applied to payments that have been subject to the 30% (or lower treaty rate) withholding tax described in this paragraph. The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2019. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in real estate investment trusts that hold residual interests in “real estate mortgage investment conduits” or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.

Certain Reporting Regulations. If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

State Tax Matters. Distributions by the Fund to its shareholders and the ownership of Fund shares will generally be subject to applicable state and local taxes. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in GNMA or FNMA securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government

45

securities do not generally qualify for such tax-free treatment. You should contact your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.

Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in shares.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is 800-575-1265. The Amended and Restated Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Amended and Restated Agreement and Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately

46

in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Amended and Restated Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust’s Trustees individually but only upon the property of the Trust and the Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Amended and Restated Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund’s portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2015, 2014 and 2013, the portfolio turnover rate of the Fund’s portfolio was 18%, 15% and 14%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate activity increases.

In effecting securities transactions for the Fund, the Investment Adviser and/or each Sub-adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser and/or each Sub-adviser considers a number of factors including: the broker’s ability to execute orders without disturbing the market price; the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the broker’s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser and/or a Sub-adviser determine, in good faith, that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The aggregate commissions paid by the Fund for the fiscal years ended October 31, 2015, 2014 and 2013 were $223,755, $220,715, and $180,054, respectively.

Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Board from time to time reviews, among other things, information concerning the prevailing level of commissions charged by qualified brokers.

The Investment Adviser may direct a portion of the Fund’s securities transactions to certain unaffiliated brokers, which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

The Fund executes transactions through qualified brokers other than BBH&Co. In selecting such brokers, the Investment Adviser and/or each Sub-adviser may consider the research and other investment information provided by such brokers. Such research services include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser’s clients and

47

not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not readily determinable. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

BBH&Co. maintains a list of approved Brokers and establishes committees that will periodically assess and review the full range of broker-dealer services including: the Broker’s ability to execute orders without disturbing the market price; the Broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the Broker’s financial condition and responsibility; the research and other investment information provided by the Broker; and the commissions charged. In evaluating the execution capability of approved Brokers, these committees will review, when appropriate, a number of factors that may include, without limitation, the following : (i) ability to execute orders at the prevailing market price at the time of order entry; (ii) ability to execute orders on a timely basis; and (iii) ability to automate order flow, including the ability of the execution venue to support the order types. In addition, under Section 28(e) of the Exchange Act, the value of the permitted products and services can be factored into the equation for evaluating the cost of each transaction, including higher commissions, to determine if best execution is in fact obtained from approved Brokers. Any new Brokers shall be assessed against BBH&Co.’s best execution criteria and reviewed by the applicable committee for inclusion on the approved Broker list.

The Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent registered public accounting firm.

With respect to the securities offered by the Fund, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-551-8090. Additionally, this information is available on the SEC’s website at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund’s annual report dated October 31, 2015 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Fund’s annual report, which also contains performance information for the Fund, is available, upon request, without charge, to each person receiving this SAI.

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APPENDIX I – LISTING OF SERVICE PROVIDERS AND VENDORS

The following is a list of persons other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan, Lewis & Bockius LLP

Service Providers

Walter Scott & Partners Limited

Mondrian Investment Partners Limited

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

Interactive Data Corp.

ITG, Inc.

FT Interactive

Reuters, Inc.

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STATEMENT OF ADDITIONAL INFORMATION

BBH LIMITED DURATION FUND

CLASS N SHARES – Ticker BBBMX

CLASS I SHARES – Ticker BBBIX

140 Broadway, New York, New York 10005

February 29, 2016

The BBH Limited Duration Fund (the “Fund”) is a separate, diversified series of BBH Trust (the “Trust”). The Fund currently offers two classes of shares designated as Class N shares and Class I shares.

This Statement of Additional Information (“SAI”) is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated February 29, 2016 (the “Prospectus”), as it may be further amended and/or supplemented from time to time. The Fund’s annual report dated October 31, 2015 is incorporated herein by reference. You may obtain the Fund’s Prospectus and annual report without charge by calling 1-800-575-1265.

OVERVIEW

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.”). BBH&Co. provides investment advice to registered mutual funds through a separately identifiable department (the “SID” or the “Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser as that term is defined under the Investment Advisers Act of 1940, as amended (“Advisers Act”). BBH&Co. provides administrative services to each series of the Trust.

The Fund’s investment objective is to provide maximum total return, consistent with the preservation of capital and prudent investment management. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is a successor to a mutual fund, which was a series of BBH Fund, Inc. (the “Predecessor Trust”). The Fund has the same investment objective and policies as its predecessor.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.

The following supplements the information contained in the Prospectus concerning the investment objective, policies and strategies of the Fund.

DESCRIPTION OF THE FUND’S STRATEGIES AND INVESTMENTS

The Fund seeks to achieve its investment objective by investing in a well-diversified portfolio of durable, performing fixed income instruments. These investments will be primarily focused in notes and bonds issued by domestic and foreign corporations and financial institutions, U.S. Government, government agencies and government guaranteed issuers as well as asset-backed securities. The Fund may purchase mortgage backed securities and other sovereign debt when the investment adviser believes that the additional returns from these securities justify the risk of allocations to these asset classes. The Fund may also invest in money market instruments, repurchase agreements and derivative instruments, including futures, swaps and options, to meet its investment objective.

Corporate Debt Securities

The Fund’s investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and including corporate income-producing securities which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser’s opinion, comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB-" or higher by Standard & Poor’s Ratings Group ("Standard & Poor’s") or the equivalent rating of other nationally recognized securities rating organizations at the time of purchase (or, if unrated, a security that would, in the opinion of the Investment Adviser, be investment grade if rated by a nationally recognized rating organization). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. If two or more nationally recognized securities rating organizations have assigned different ratings to a security, the Investment Adviser uses the highest rating assigned.

Below investment grade debt securities are those rated "BB+" and below by Standard & Poor’s or the equivalent rating of other nationally recognized securities rating organizations. See the Appendix for a description of rating categories. An investment grade security is one rated investment grade at the time of purchase, by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s or Fitch IBCA.

If the rating of an investment grade debt security is downgraded below investment grade, the Investment Adviser will take appropriate action to evaluate such investment so that the Fund’s investment objectives are met.

Collateralized Bond Obligations

A Collateralized Bond Obligation (“CBO”) is a trust typically consisting of corporate bonds (both U.S. & foreign). CBOs consist of a portfolio of many underlying securities where the cashflows from the securitization are derived from this portfolio. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche, which bears the bulk of defaults from the bonds in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CBO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.

Collateralized Loan Obligations

A Collateralized Loan Obligation (“CLO”) is a trust typically consisting of loans made to issuers (both U.S. and foreign). CLOs consist of a portfolio of many underlying loans where the cashflows from the securitization are derived from this portfolio of loans. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Convertible Securities

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Fund may also invest in other types of mortgage-related securities including, but not limited, to collateralized mortgage obligations (“CMOs”), CMO residuals, commercial mortgage-backed securities and stripped mortgage-related securities.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.

The principal governmental guarantor of mortgage-related securities is the GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the U.S. Department of Veterans Affairs (the "VA"). The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Obligations of Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgage (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (“GNMA”)) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs are similar to both a bond and a pass-through security, as interest and prepaid principal is paid, in most cases, on a monthly basis. Although CMOs, like bonds, may be collateralized by whole mortgage loans, CMOs, like pass-through securities, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund’s limitations on investment in illiquid securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property."). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities (“ABS”)

The Fund may invest in ABS, which are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. ABS may be collateralized by, but not limited to, credit card loans, automobile loans, home equity loans and manufactured housing and airplane leases. ABS are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. Liquidity risk can arise from increased perceived credit risk. Liquidity can also become a significant problem if concerns about credit quality, for example, lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

U.S. Government Securities

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the FNMA, the Federal Farm Credit System, the FHLBs and the FHLMC. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put FNMA and FHLMC in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

On August 5, 2011, Standard & Poor’s Financial Services LLC (S&P) lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FNMA and FHLMC to AA+ with a negative outlook. The long-term impacts of any future downgrades are unknown. However, any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Fund.

Inflation-Indexed Bonds

Inflation-indexed bonds are securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation.

Variable and Floating Rate Instruments

The Fund may invest in variable rate and floating rate instruments. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature, which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond’s purchase price and its face value is taken into account as income.

Deferred Interest Bonds

A deferred interest bond is a bond such as a zero-coupon bond that does not pay interest until a later date. Prices for deferred interest bonds are less stable than for a current coupon bond.

PIK (Payment-In-Kind) Securities

Bonds or preferred stock whose dividends are in the form of additional bonds or preferred stock.

Municipal Obligations

The Fund may purchase municipal obligations when the Investment Adviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund’s distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Event-linked bonds

Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Short-Term Instruments

Although it is intended that the assets of the Fund stay invested in the securities described above and in the Fund’s Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the the markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s or Standard & Poor’s, or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund’s custodian bank.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place.

At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s net asset value per share (“NAV”). At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. To facilitate such acquisitions, a segregated account with BBH&Co., the custodian (the “Custodian”) for the Fund, is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Derivative Instruments

In pursuing their investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, inflation, credit default and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured securities, which may be issued by a trust. If other types of financial instruments, including other types of options, swaps, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trust’s Board of Trustees (the “Board” or “Trustees”) determine that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Adviser to forecast interest rates and other economic factors correctly. If the Investment Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

No assurance can be given that any strategy described below, if used by the Fund, will succeed. If the Investment Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes

The Fund may, to the extent specified herein, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or domestic over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, in such amount are segregated by the Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its Custodian assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realizes a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options on Foreign Currencies

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts

The Fund may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA

Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Swiss franc; certain multinational currencies, such as the Euro; the Japanese yen; and the Mexican peso. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. The Trust is not subject to registration or regulation as a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. Although the Trust has initially concluded that as of the date of this SAI the Fund should be able to operate within the exclusions from CFTC regulation, there is no certainty that the Fund or the Trust will be able to continue to rely on an exclusion from CFTC regulation in the future. The Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If the Fund or the Trust operates subject to CFTC regulation, it may incur additional expenses.

The Fund may use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The Fund may also use futures to obtain market exposure to certain market or market segments.

The Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or eligible broker, if legally permitted) a specified amount of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Other Considerations

When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s Custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio of securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio of securities such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Taxes."

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. When used as a hedging technique, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s portfolio of securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Reset Options

Typically, a call option or warrant whose strike price may be reset to a lower strike or a put whose strike price may be reset to a higher strike at some point during the life of the instrument if the option is out of the money on the reset date. There may be a limit to the magnitude of the strike price adjustment and the reset may be triggered by a specific price on the underlying rather than set on a specific reset date.

"Yield Curve" Options

Yield curve options allow buyers to protect themselves from adverse movements in the yield curve. Yield curve options are often based on the difference in the yields of bonds of different maturities.

Additional Risks of Trading Options

Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements

The Fund may enter into interest rate, inflation, index, credit default and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swap agreements specify that one party pays a fixed periodic coupon for the life of the agreement to another party. The other party makes no payment unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the party will make a payment to the other party and the swap will be terminated. The size of the payment is usually linked to the decline in such security’s market value following the occurrence of the credit event. The Fund may use credit default swaps to either gain exposure or to hedge its exposure to issuer credit risk.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio of securities. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Fund’s ability to use swap agreements.

The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Financial reform legislation requires many major categories of swaps to be executed on a regulated exchange or contract market and to be cleared through a regulated clearinghouse. Once implemented, new regulations, including margin, clearing and trade execution requirements, may make derivatives such as swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments.

Certain swaps, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. The Fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the Fund’s counterparty. A brokerage firm would guarantee the Fund’s performance on the swap to the clearinghouse. The Fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the Fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade cleared swaps. In addition, the Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Options on Swaps

The Fund may enter into options contracts on interest rate swaps, commonly referred to as swaptions. The buyer of a swaption has the right to enter into an interest rate swap agreement by some specified date in the future. The swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer. The writer of the swaption becomes the counterparty if the buyer exercises.

Structured Securities

The Fund may invest in structured securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Investment Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio of securities in an effort to monitor the Fund’s interest rate risk.

Foreign Investments

The Fund may invest its assets in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify for treatment as a regulated investment company for federal tax purposes.

Emerging Market Securities

The Fund may invest up to 10% of its total assets in securities of issuers domiciled in countries with developing (or “emerging market”) economies. Emerging market countries are generally countries with less-developed economies and lower per capita GDP. The IMF, World Bank and other organizations employ different criteria to classify economies as emerging or developed. The Fund considers an ”emerging market’’ to be any country that, at the time the Fund invests, is included in the JPMorgan Emerging Market Bond Index ("EMBI"), or as reasonably determined from time to time by the Investment Adviser, based on its own assessment of economic characteristics and institutional stability.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal system. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investments, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

If the Fund enters into a forward contract to purchase foreign currency, the Custodian or the Investment Adviser will segregate liquid assets.

Forward Exchange Contracts

Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

The Investment Adviser, on behalf of the Fund, may enter into forward foreign exchange contracts in order to protect the dollar value of all investments denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

The Fund’s recognition of gain or loss due to foreign currency exchange rates may be treated differently for federal income tax purposes. This difference may require the Fund to make a distribution in excess of its book income to qualify as a registered investment company for federal income tax purposes.

Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Borrowings and Dollar Roll Transactions

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio of securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

The Fund typically will segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust’s Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33⅓% of the Fund’s total assets.

A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund’s overall limitations on investments in illiquid securities. The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the Staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the Fund’s net assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund’s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund’s assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund’s purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Loan Participations and Assignments and Other Direct Indebtedness

The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases loan participations, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Fund may purchase loan participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in whom the Fund intends to invest may not be rated by any Nationally Recognized Statistical Rating Organization.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s NAV could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, (if the Fund does not have a direct debtor-creditor relationship with the corporate borrower), SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Investment

Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by Investment Adviser in accordance with procedures established by the Board in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Rule 144A Securities

The Investment Adviser may, on behalf of the Fund, purchase securities that are not registered under the 1933 Act but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and Rule 144A Securities and certain commercial paper that the Investment Adviser has determined not to be liquid under procedures approved by the Trust’s Trustees.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund’s investment in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Investment Adviser.

Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers and their respective operations, may be susceptible to potential risks resulting from cyber-attacks or incidents (collectively, cyber-events”). Cyber events may include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, infection from computer viruses or other malicious software code, unauthorized access to or compromises to relevant systems, networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches.   In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-attacks affecting a Fund, or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks.  Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund, and its service providers and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board and the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act).

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies are non-fundamental and therefore may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except that the Fund may purchase Rule 144A securities.

Interest Only, Principal Only and Inverse Floaters

The Fund will not invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

For purposes of the above investment policies:

•	the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments;” and

•	except with respect to borrowing money or illiquid securities, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Fund); Director, Teton Advisors, Inc. (a registered investment adviser).

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served #	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Date: May 27, 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Date: February 21, 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014, joined BBH&Co. in 2012; Director, Abbey Capital Ltd. (2010 – 2011).
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009 -September 2015)
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.
James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011 – September 2013); Judicial Law Clerk, Massachusetts Court of Appeals (September 2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

BOARD OF TRUSTEES

Board Leadership Structure

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Board Oversight of Risk Management

The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Investment Adviser, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Fund’s Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s CCO and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Agreement with the Investment Adviser, the Board meets with the Investment Adviser to review such services. Among other things, the Board regularly considers the Investment Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the Investment Adviser, the Agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Fund. The Board also reviews information about the Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Fund’s portfolio, its exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Adviser. The Board additionally seeks to monitor legal risk by receiving periodic reports from counsel on developments in the law and regulations that may affect the operation of the Fund or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Fund. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Fund and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Fund ahead of its own. In addition, when evaluating all service contracts between the Fund and BBH&Co., the Board requests and receives information about the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders; and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Wagner should serve as a Trustee of the Fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Fund and the Predecessor Trust since 2006.

The Board has concluded that Mr. Frazier should serve as a Trustee of the Fund because of the experience he has gained as President and CEO of a property casualty insurance business for 20 years.

The Board has concluded that Ms. Livingston should serve as a Trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The Board has concluded that Mr. Collins should serve as a Trustee of the Fund because of his 35 years of extensive experience in investment advisory, corporate finance and economic policy planning.

The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co, and as the former President and Principal Executive Officer of the Trust.

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Trustee Committees

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met 4 times during the fiscal year ended October 31, 2015.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available. The Valuation Committee met 16 times during the fiscal year ended October 31, 2015.

Trustee Equity Ownership as of December 31, 2015

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
Andrew S. Frazier	None	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	Over $100,000	Over $100,000

As of January 31, 2016, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.

As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class N Shares of the Fund:

Charles Schwab & Co., Inc. San Francisco, California, owned approximately 2,473,175.47 (45.89%);

National Financial Services, LLC, Boston, Massachusetts, owned approximately 1,275,782.07 shares (23.67%);

BMO Harris Bank, N.A., Chicago, Illinois, owned approximately 834,928.68 shares (15.49%);

J.P. Morgan Chase Bank, N.A., Westerville Ohio, owned approximately 303,498.51 (5.63%).

As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class I Shares of the Fund:

National Financial Services, LLC, Boston, Massachusetts, owned approximately 427,469,104.60 shares (93.53%).

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Compensation

Effective April 1, 2013, each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. Prior to April 1, 2013, each Independent Trustee received a base annual fee of $55,000. The Chairman of the Board (Mr. Wagner), the Chairman of the Audit Committee (Mr.

Frazier) and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $12,500, $10,000 and $5,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for the Fiscal Year Ended October 31, 2015

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex paid to Trustee +
H. Whitney Wagner, Independent Trustee	$ 13,750.00	None	None	$82,500.00
David P. Feldman,* Independent Trustee	$2,916.67	None	None	$17,500.00
Andrew S. Frazier, Independent Trustee	$13,333.32	None	None	$ 80,000.00
Mark M. Collins, Independent Trustee	$ 12,291.66	None	None	$73,750.00
John M. Tesoro, Independent Trustee	$11,666.66	None	None	$70,000.00
Susan C. Livingston, Interested Trustee	None	None	None	None
John A. Gehret, Interested Trustee	None	None	None	None
+	The Fund Complex consists of the Trust, which currently consists of six series.
*	Mr. Feldman retired from the Board, effective December 31, 2014.

Because of the services rendered pursuant to the Agreement, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser and the distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s code of ethics is also maintained pursuant to the Advisers Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Fund’s Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser. In order to mitigate any potential conflict of interest, the SID (through BBH&Co.) has retained an independent third party proxy agent (“Proxy Agent”) to recommend how to vote a Fund’s proxy. The Board has also approved the SID’s policies and procedures for voting the proxies, which are summarized below.

The SID has adopted proxy voting policies and procedures concerning the voting of proxies of its Fund clients (the “Proxy Policy and Procedures”). Pursuant to the Proxy Policy and Procedures, the Investment Adviser reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion. The Proxy Policy and Procedures are reviewed periodically, and, accordingly, are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by the Investment Adviser, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders. Whether the Proxy Agent or the Investment Adviser supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

For more information on the Proxy Policy and Procedures, described herein, investors in the Fund may request a copy of the Proxy Voting Policy and Procedures by calling a toll-free number for Shareholder Inquiries: 1-800-575-1265.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available upon request and without charge by calling a toll-free number 1-800-575-1265 or by going to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. The Board receives periodic reports from the Investment Adviser, about arrangements involving the disclosure of portfolio securities.

The Fund is required to disclose its complete portfolio holdings using Form N-Q, which is filed with the SEC within 60 days of the end of the first and third quarter of each fiscal year. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC not later than 10 days after the transmission to shareholders of annual and semi-annual shareholder reports which is required within 60 days of the end of the second and fourth quarter of each fiscal year. Portfolio holdings will be disclosed and made available to investors on a monthly basis and will be disclosed or made available approximately fifteen (15) days after each month end.

You may also access from the Fund’s website portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, the Trust’s service providers and vendors which include, without limitation, the Investment Adviser, the distributor, the administrator, the custodian, an independent registered public accountant, legal counsel, fund accountant, proxy voting service provider, trade execution vendor, pricing information vendors, and printer and mailing agent, may all receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the Fund. It is generally the policy of the Fund that neither the Fund nor its service providers or vendors may selectively disclose the Fund’s portfolio holding information. This means that Fund Information approved for disclosure shall be disclosed or made available to all persons including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers and vendors, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers and vendors will be subject to a duty of confidentiality with respect to any Fund Information whether imposed by the provisions of its contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has been determined that such disclosure will not disadvantage shareholders. Disclosure of Fund Information to select investors is permissible only when there is a legitimate business purposes for doing so and the recipients are subject to the restrictions listed below. Such disclosures must be approved by the Fund’s President.

•	The recipient does not distribute the Fund Information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the Fund Information becomes public information; and
•	The recipient signs a written confidentiality agreement.

Portfolio holdings may not be disclosed to any investor, except after: (1) the holdings have been reviewed and approved appropriately, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co. through members of its SID, provides investment advice and portfolio management to the Fund. BBH&Co. also provides administrative services to the Fund. The Investment Adviser manages the Fund’s investment operations according to the Fund’s principal investment strategies.

It is the responsibility of the Investment Adviser to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

The Agreement between BBH&Co. and the Trust is dated February 1, 2007 and remains in effect as long as the Agreement is specifically approved at least annually: (i) by a vote of the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) or by the Fund’s Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to BBH&Co. and by BBH&Co. on 90 days' written notice to the Fund. (See "Additional Information").

The investment advisory services of BBH&Co., through its SID, to the Fund are not exclusive under the terms of the Agreement. BBH&Co. may render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the name of the Fund to eliminate all references to Brown Brothers Harriman.

BBH&Co. has been retained by the Trust to serve as Fund Administrator (the “Administrator”) to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust’s operations subject to the supervision of the Board, except as set forth above under "Investment Adviser" and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the transfer and dividend disbursing agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund’s prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The fee paid to the Investment Adviser pursuant to the Agreement is calculated daily and paid monthly at an annual rate equal 0.30% for the first $1 billion and 0.25% for amounts over $1 billion of the average daily net assets of the Fund.

The Agreement obligates BBH to pay all expenses incurred by it in connection with its activities under the Agreement, other than those assumed by the Fund. The Fund pays (i) the fees and expenses of BBH or expenses otherwise incurred for the Fund in connection with the management of the investment and reinvestment of its assets; (ii) the fees and expenses of the Independent Trustees of the Fund or of an investment company in which the Fund invests its investable assets; (iii) certain fees and expenses of the Fund's custodian; (iv) the fees and expenses of the Fund's transfer agent and shareholder servicing agent which relate to the maintenance of each shareholder account and the fees and expenses of any eligible institution; (v) the charges and expenses of legal counsel and independent accountants for the Fund; (vi) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities transactions; (vii) all taxes and corporate fees payable by the Fund to federal, state or other governmental authorities; (viii) the fees of any trade association of which the Fund may be a member; (ix) the cost of certificates, if any, representing shares of the Fund; (x) the fees and expenses involving registering and maintaining registrations of the Fund's shares with the SEC and preparation and printing of the Fund's Registration Statement and Prospectuses; (xi) the cost of any liability insurance or fidelity bond; (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and prospectuses to Fund shareholders; and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business of the Fund.

Effective December 29, 2015, the Investment Adviser has voluntarily agreed to waive and/or reimburse expenses for the Fund’s Class N shares in order to limit Total Annual Fund Operating Expenses to 0.48%. This is a voluntary waiver that can be changed at any time at the sole discretion of the Investment Adviser.

The table below sets forth the investment advisory and administrative services fee paid by the Fund to the Investment Adviser for the past three fiscal years ended October 31st.

	2015	2014	2013
Investment Advisory and Administrative Fees	$13,323,867	$11,337,866	$9,135,487

Portfolio Manager Information

The following information about the Fund’s Co-Portfolio Managers, Messrs. Andrew P. Hofer and Neil Hohmann is provided as of October 31, 2015.

Other Accounts Co-Managed by Andrew P. Hofer	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	2 / 6459.7
Other Pooled Investment Vehicles*	2 / 769.4
Other Accounts *	124 / 18,937.7

 *Mr. Hofer does not manage any accounts individually.

Accounts managed by Mr. Hofer for which the advisory fee is totally or partially based on performance, and the number of such accounts and the assets of such accounts for which the advisory fee is totally or partially based on performance of the Fund’s most recently completed fiscal year, can be found in the table below:

Other Accounts Co-Managed by Andrew P. Hofer For Which the Advisory Fee is Totally or Partially Based Upon Performance	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	3 / 804.8

Dollar value range of shares owned in the Fund by Mr. Hofer: $100,001 - 500,000

The following information about the Fund’s Co-Portfolio Manager, Neil Hohmann is provided as of October 31, 2015.

Other Accounts Co-Managed by Neil Hohmann	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	2 / 6459.7
Other Pooled Investment Vehicles*	2 / 769.4
Other Accounts*	124 / 18,937.7

 *Mr. Hohmann does not manage any accounts individually.

Accounts managed by Mr. Hohmann for which the advisory fee is totally or partially based on performance, and the number of such accounts and the assets of such accounts for which the advisory fee is totally or partially based on performance of the Fund’s most recently completed fiscal year, can be found in the table below:

Other Accounts Co-Managed by Neil Hohmann For Which the Advisory Fee is Totally or Partially Based Upon Performance	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	3 / 804.8

Dollar value range of shares owned in the Fund by Mr. Hohmann: None

Compensation Structure

Mr. Hofer is a Managing Director of BBH. He is paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund and other portfolios co-managed by Mr. Hofer, and the overall profitability of BBH. Mr. Hofer’s base salary is determined within a market competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other managing directors of BBH. The variable incentives are composed of three separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria (the “Performance Bonus”). The second element is a cash bonus paid at the end of each calendar year based on the profitability of BBH (the “Managing Director’s profit share”). The third and typically the smallest element is participation in a profit sharing plan that allows all employees to share in the success of BBH in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing Mr. Hofer’s Performance Bonus are the investment performance of the Fund and certain other funds and separate accounts managed by Mr. Hofer that follow a similar investment strategy as the Fund and Mr. Hofer’s leadership, collaboration, and communication skills. Mr. Hofer’s Managing Director’s profit share is consistent with the percentage received by other managing directors of BBH&Co.

Mr. Hohmann is a Senior Vice President of BBH. He is paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund, and overall profitability of BBH. Mr. Hohmann’s base salary is determined within a market-competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other senior vice presidents of BBH. The variable incentives are composed of two separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology (the “Performance Bonus”). The second and typically smaller element is participation in a profit sharing plan that allows all employees to share in the success of BBH in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing Mr. Hohmann’s Performance Bonus are the investment performance of the Fund and Mr. Hohmann’s leadership, collaboration, and communication skills.

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH&Co. may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH&Co. a performance fee in addition to the stated investment advisory fee. In such cases, BBH&Co. may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH&Co.’s chances of receiving the performance fee. However, BBH&Co. has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH&Co. provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH&Co. client accounts. BBH&Co. however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH&Co. may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH&Co. on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH&Co. reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH&Co. on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH&Co. may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH&Co. to be unreliable, the Fund’s investments may be valued at fair value by BBH&Co. pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH&Co. seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH&Co. deems relevant at the time of the determination, and may be based on analytical values determined by BBH&Co. using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH&Co. (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics.

With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH&Co. has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a CCO and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

DISTRIBUTOR

ALPS Distributors, Inc., (“ALPS” or the “Distributor”) serves as the distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of November 1, 2011, remains in effect so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.

 SHAREHOLDER SERVICING AGENT

BBH&Co. serves as the shareholder servicing agent (“Shareholder Servicing Agent”) for the Trust. Services to be performed by BBH&Co. with respect to the Fund’s Class N shares, include among other things: answering inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assisting shareholders and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and providing such other related services as the Trust or a shareholder or prospective investor in Class N shares of the Fund may reasonably request. For these services, BBH&Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.20% of the Fund’s average daily net assets represented by Class N shares owned during the period.

The table below sets forth the shareholder servicing fee paid by the Fund to the Shareholder Servicing Agent for the past three fiscal years ended October 31st.

	2015	2014	2013
Shareholder Servicing Fees	$5,275,703	$4,862,583	$3,927,293

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other Financial Intermediaries pursuant to which the Financial Intermediary, which holds Fund shares in its name on behalf of its customers, may provide the following shareholder services: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer’s shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of shares in a customer’s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for shares. Customer orders are priced at the NAV for shares next determined after such order has been accepted by such customer’s Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

REVENUE SHARING

The Investment Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any shareholder servicing payments that are paid. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

CUSTODIAN AND FUND ACCOUNTING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian and fund accounting agent (the “Custodian”) for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. The Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

The table below sets forth the fees paid by the Fund to the Custodian for the past three fiscal years ended October 31st. The figures in the “Net Custody and Fund Accounting Fees Paid” row represent the net amounts paid to the Custodian, which include the effect of the expense offset arrangement.

	2015	2014	2013

Custody and Fund Accounting Fees	$400,366	$341,948	$443,954

Expense Offset Arrangement	$14,248	$2,129	$4,505

Net Custody and Fund Accounting Fees Paid	$386,118	$339,819	$439,449

TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer and dividend disbursing agent for the Fund and is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20006, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP’s principal address is 200 Berkeley Street, Boston, MA 02116.

NET ASSET VALUE

The NAV of each class of shares of the Fund is normally determined once daily at 4:00 P.M. Eastern Time each day the NYSE is open for regular trading (“Business Day”). (As of the date of this SAI, the NYSE is open every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday.) The determination of NAV of each share of the Fund is made once during each Business Day as of the close of regular trading on the NYSE by subtracting from the value of the Fund’s total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV is determined separately for each class of shares by dividing the value of the Fund’s total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

The value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the Fund’s NAV is determined. Unless determined not to represent fair value by the Trustees, Fund investments are valued in the manner described below.

The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the NYSE (which is currently 4:00 P.M., Eastern Time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on the NYSE. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

Securities or other assets for which market quotations are not readily available, or which are available but deemed unreliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days the NYSE is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

PURCHASES AND REDEMPTIONS

Orders received by a Financial Intermediary will be priced at the NAV next calculated after that Financial Intermediary, as an agent of the Fund, receives the request in good order from its clients.

A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists, which causes disposal of, or evaluation of the NAV of the Fund’s portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund’s minimum initial purchase requirements.

The value of shares redeemed may be more or less than the shareholder’s cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The Fund’s transfer and dividend disbursing agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. You are urged to consult your own tax adviser.

This discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the matters addressed herein.

Taxation of the Fund. The Fund has elected to be treated, and intends to qualify for treatment each year, as a “regulated investment company” (“RIC”) under Subchapter M of the Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (ii) at the end of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one fund treated as a RIC do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the qualifying income or diversification requirements described above in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders may be able to benefit from the lower tax rates applicable to qualified dividend income.

Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

For U.S. federal income tax purposes, unused capital loss carryforwards are available to be applied against future capital gains, if any, realized by the Fund. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Capital loss carryforwards can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months generally ended October 31 of such year, plus certain other amounts. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated.

Taxation of Shareholders – Distributions. The Fund receives income generally in the form of interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income. Any distributions by the Fund from such income will generally be taxable to you as ordinary income. Dividends are taxable whether you receive them in cash or in additional shares.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). Because the Fund’s income is expected to be derived from interest rather than dividends, it does not expect a substantial portion of distributions to be treated as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates. The Fund also does not expect that a substantial portion of its dividends will qualify for the dividends-received deduction for corporate shareholders. In addition, the Fund does not expect to be eligible to pay exempt-interest dividends to shareholders, which means distributions of interest the Fund derives from state and local bonds will be taxable, even though such interest is generally exempt from tax if such bonds are held directly. The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, shortly after the close of each calendar year.

The Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) will be taxable to non-corporate shareholders at reduced tax rates, regardless of how long the shareholders have held their shares in the Fund.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s tax basis in Fund shares and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Shareholders – Sale, Exchange or Redemption of Shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions to the shareholder of net capital gains with respect to the shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Upon a redemption of Fund shares, the Fund (or its administrative agent) will report to the Internal Revenue Service (“IRS”) the amount of redemption proceeds that a shareholder receives from the redemption. For redemptions of Fund shares purchased on or after January 1, 2012, the Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Fund Investments. Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the

Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities (potentially resulting in the recognition of additional taxable income) to be able to satisfy the Distribution Requirement.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if the Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying income requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Interest and dividends received with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign income taxes and certain taxes of U.S. possessions paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. No deduction for foreign taxes paid by the Fund may be claimed by noncorporate shareholders who do not itemize deductions. Additionally, no deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or incurs liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Shareholders. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities, to the extent derived from investment income and short-term capital gain (other than “short-term capital gain dividends” and “interest-related dividends” described below), will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have been subject to the 30% (or lower treaty rate) withholding tax described in this paragraph. The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2019. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in real estate investment trusts that hold residual interests in real estate mortgage investment conduits or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.

Certain Reporting Regulations. If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

State Tax Matters. Distributions by the Fund to its shareholders and the ownership of Fund shares will generally be subject to applicable state and local taxes. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in GNMA or FNMA securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should contact your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.

Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in shares.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is 800-575-1265. The Amended and Restated Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Amended and Restated Agreement and Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Amended and Restated Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust’s Trustees individually but only upon the property of the Trust and that the Trust’s Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Amended and Restated Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund’s portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2015, 2014 and 2013, the portfolio turnover rate of the Fund was 46%, 35% and 48%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate activity increases.

In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker’s ability to execute orders without disturbing the market price; the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the broker’s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Board from time to time reviews, among other things, information concerning the prevailing level of commissions charged by qualified brokers.

The Investment Adviser may direct a portion of the Fund’s securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

The Fund executes transactions through qualified brokers other than BBH&Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Such research services include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser’s clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not readily determinable. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

BBH&Co. maintains a list of approved Brokers and establishes committees that will periodically assess and review the full range of broker-dealer services including: the Broker’s ability to execute orders without disturbing the market price; the Broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the Broker’s financial condition and responsibility; the research and other investment information provided by the Broker; and the commissions charged. In evaluating the execution capability of approved Brokers, these committees will review, when appropriate, a number of factors that may include, without limitation, the following : (i) ability to execute orders at the prevailing market price at the time of order entry; (ii) ability to execute orders on a timely basis; and (iii) ability to automate order flow, including the ability of the execution venue to support the order types. In addition, under Section 28(e) of the Exchange Act, the value of the permitted products and services can be factored into the equation for evaluating the cost of each transaction, including higher commissions, to determine if best execution is in fact obtained from approved Brokers. Any new Brokers shall be assessed against BBH&Co.’s best execution criteria and reviewed by the applicable committee for inclusion on the approved Broker list.

The Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent registered public accounting firm.

With respect to the securities offered by the Fund, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-551-8090. Additionally, this information is available on the SEC’s website at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund’s annual report dated October 31, 2015 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Fund’s annual report, which also contains performance information for the Fund, is available, upon request, without charge, to each person receiving this SAI.

APPENDIX 1 - DESCRIPTION OF RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by nationally rated statistical ratings organizations including, but not limited to: Moody’s, Standard & Poor’s, Fitch’s, DBRS, Kroll, or, if unrated by such organizations, as determined by the Investment Adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Investment Adviser.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody’s or BBB by Standard & Poor’s and comparable securities. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

Moody’s Investor Service

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”) Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation and the imputed promise;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB

B

CCC

CC

C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of Standard & Poor’s Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality.	‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality.	‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality.	‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality.	‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative.	‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative.	‘B’ ratings indicate that material credit risk is present.
CCC ‘CCC’ ratings indicate that substantial credit risk is present.
CC ‘CC’ ratings indicate very high levels of credit risk.
C ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Kroll Bond Rating Agency

Kroll Bond Rating Agency (“KBRA”) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA's credit ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.

Long Term Credit Rating
AAA	Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA	Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A	Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB	Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.
BB	Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B	Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC	Determined to be at substantial risk of loss due to credit-related events, or currently in default with high recovery expectations.
CC	Determined to be near default or in default with average recovery expectations.
C	Determined to be near default or in default with low recovery expectations.
D

KBRA defines default as occurring if:

  There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.
  The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result.
  The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

Short Term Credit Rating
K1	Very strong ability to meet short-term obligations.
K2	Strong ability to meet short-term obligations.
K3	Adequate ability to meet short-term obligations.
B	Questionable ability to meet short-term obligations.
C	Little ability to meet short-term obligations.
D

KBRA defines default as occurring if:

  There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.
  The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result.
  The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Dominion Bond Rating Service (“DBRS”)

Commercial Paper and Short-Term Debt Rating Scale

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high)	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)	Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)	Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)	Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)	Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3	Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D	When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See Default Definition for more information.

Long Term Obligations Scale

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D	When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See Default Definition for more information.

APPENDIX 2 – LISTING OF SERVICE PROVIDERS AND VENDORS

The following is a list of persons other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan Lewis & Bockius LLP

Service Providers

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

Interactive Data Corp.

Markit

Reuters, Inc.

STATEMENT OF ADDITIONAL INFORMATION

BBH INTERMEDIATE MUNICIPAL BOND FUND

CLASS N SHARES – Ticker BBINX

CLASS I SHARES – Ticker BBIIX

140 Broadway, New York, New York 10005

February 29, 2016

BBH Intermediate Municipal Bond Fund (the “Fund”) is a separate, diversified series of BBH Trust (the “Trust”). The Fund currently offers two classes of shares designated as Class N shares and Class I shares.

This Statement of Additional Information (“SAI”) is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated February 29, 2016 (the “Prospectus”), as it may be further amended and/or supplemented from time to time. The Fund’s annual report dated October 31, 2015 is incorporated herein by reference. You may obtain the Fund’s Prospectus and annual report without charge by calling 1-800-575-1265.

OVERVIEW

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.”). BBH&Co. provides investment advice to registered mutual funds through a separately identifiable department (the “SID” or the “Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser as that term is defined under the Investment Advisers Act of 1940, as amended (“Advisers Act”). BBH&Co. provides administrative services to each series of the Trust.

The investment objective of the BBH Intermediate Municipal Bond Fund (the “Fund”) is to protect investor's capital and generate attractive risk-adjusted returns.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to protect investor's capital and generate attractive risk-adjusted returns.

The following supplements the information contained in the Prospectus concerning the investment objective, policies and strategies of the Fund.

DESCRIPTION OF THE FUND’S STRATEGIES AND INVESTMENTS

The Fund seeks to achieve its investment objective by applying bottom-up fundamental analysis and investing in a long-term, tax-aware manner. The Fund aims to implement the strategy by investing primarily in a diversified portfolio of investment grade municipal bonds rated in the four highest credit ratings categories (AAA to BBB, or equivalent) at the time of purchase by at least one nationally recognized credit rating agency, or, if unrated, deemed to be of comparable quality by the investment adviser. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax). There can be no assurance that the Fund will achieve its investment objective.

The Fund may invest in fixed-, variable- or floating-rate municipal securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. These may include general obligation bonds, which typically are backed by the issuer’s ability to levy taxes, and revenue bonds, which typically are backed by a stream of revenue from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The Fund may invest in money market instruments, repurchase agreements and derivative instruments, including futures, swaps and options, to hedge its investments or to seek to enhance returns.

Municipal Bonds

The Fund invests in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of the Fund to have at least 80% of its net assets, plus any borrowings for investment purposes, invested in investments, the income of which is exempt from regular federal income tax (“Municipal Bonds”). The ability of the Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), that at least 50% of a regulated investment company’s total assets be invested in Municipal Bonds at the end of each calendar quarter for it to qualify to pay exempt-interest dividends to shareholders.

Municipal Bonds share the attributes of debt/fixed income securities in general but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds, that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds, including industrial development bonds issued pursuant to former federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

The Fund may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear a AAA rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency securities. As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by the Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if the Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the Internal Revenue Service (“IRS”), the Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to the Fund, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

The Fund may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. The Fund may elect to pass through to shareholders tax credits on Build America Bonds. If the Fund elects to pass through tax credits on Build America Bonds, the Fund will include in its gross income, as interest income, an amount equal to the amount that the Fund would have included in gross income relating to the credits if the election had not been made (generally, the amount of the credits) and will increase its dividends-paid deduction by the same amount. Each shareholder, in the case of an election by the Fund, will be required to include in gross income the shareholder’s proportionate share of the interest income attributable to the credits and will be allowed (subject to applicable limitations) the shareholder’s proportionate share of the credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds.

The Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Fund also may purchase unrated lease obligations if determined by the adviser to be of comparable quality to rated securities in which the Fund is permitted to invest.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility. The Fund may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

The Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured Municipal Bonds that have been issued and are outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Fund will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal Bonds also include auction rate municipal securities. In certain recent market environments, auction failures have been widespread, which may adversely affect the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on the Fund’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner.

Collateralized Bond Obligations

A Collateralized Bond Obligation (“CBO”) is a trust typically consisting of corporate bonds (both U.S. & foreign). CBOs consist of a portfolio of many underlying securities where the cash flows from the securitization are derived from this portfolio. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche, which bears the bulk of defaults from the bonds in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CBO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.

Collateralized Loan Obligations

A Collateralized Loan Obligation (“CLO”) is a trust typically consisting of loans made to issuers (both U.S. and foreign). CLOs consist of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Convertible Securities

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Corporate Debt Securities

The Fund’s investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and corporate income-producing securities, which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser’s opinion, comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB-" or higher by Standard & Poor’s Ratings Group ("Standard & Poor’s") or the equivalent rating of other nationally recognized securities rating organizations at the time of purchase (or, if unrated, a security that would, in the opinion of the Investment Adviser, be investment grade if rated by a nationally recognized rating organization). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB+" and below by Standard & Poor’s or the equivalent rating of other nationally recognized securities rating organizations. See the Appendix for a description of rating categories.

If the rating of an investment grade debt security is downgraded below investment grade, the Investment Adviser will take appropriate action to evaluate such investment so that the Fund’s investment objectives are met.

Deferred Interest Bonds

A deferred interest bond is a bond, such as a zero-coupon bond, that does not pay interest until a later date. Prices for deferred interest bonds are less stable than for a current coupon bond.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by Investment Adviser in accordance with procedures established by the Board in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Derivative Instruments

In pursuing their investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, inflation, credit default and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured securities, which may be issued by a trust. If other types of financial instruments, including other types of options, swaps, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trust’s Board of Trustees (the “Board” or “Trustees”) determine that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Adviser to forecast interest rates and other economic factors correctly. If the Investment Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

No assurance can be given that any strategy described below, if used by the Fund, will succeed. If the Investment Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes

The Fund may, to the extent specified herein, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or domestic over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, in such amount are segregated by the Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its Custodian assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realizes a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options on Foreign Currencies

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts

The Fund may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Swiss franc; certain multinational currencies, such as the Euro; the Japanese yen; and the Mexican peso. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. The Trust is not subject to registration or regulation as a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. Although the Trust has initially concluded that as of the date of this SAI the Fund should be able to operate within the exclusions from CFTC regulation, there is no certainty that the Fund or the Trust will be able to continue to rely on an exclusion from CFTC regulation in the future. The Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If the Fund or the Trust operates subject to CFTC regulation, it may incur additional expenses.

The Fund may use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The Fund may also use futures to obtain market exposure to certain market or market segments.

The Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or eligible broker, if legally permitted) a specified amount of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Other Considerations

When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s Custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio of securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio of securities such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Taxes."

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. When used as a hedging technique, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s portfolio of securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Reset Options

Typically, a call option or warrant whose strike price may be reset to a lower strike or a put whose strike price may be reset to a higher strike at some point during the life of the instrument if the option is out of the money on the reset date. There may be a limit to the magnitude of the strike price adjustment and the reset may be triggered by a specific price on the underlying rather than set on a specific reset date.

"Yield Curve" Options

Yield curve options allow buyers to protect themselves from adverse movements in the yield curve. Yield curve options are often based on the difference in the yields of bonds of different maturities.

Additional Risks of Trading Options

Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements

The Fund may enter into interest rate, inflation, index, credit default and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swap agreements specify that one party pays a fixed periodic coupon for the life of the agreement to another party. The other party makes no payment unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the party will make a payment to the other party and the swap will be terminated. The size of the payment is usually linked to the decline in such security’s market value following the occurrence of the credit event. The Fund may use credit default swaps to either gain exposure or to hedge its exposure to issuer credit risk.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio of securities. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund’s ability to use swap agreements.

The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Financial reform legislation requires many major categories of swaps to be executed on a regulated exchange or contract market and to be cleared through a regulated clearinghouse. Once implemented, new regulations, including margin, clearing and trade execution requirements, may make derivatives such as swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments.

Certain swaps, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. The Fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the Fund’s counterparty. A brokerage firm would guarantee the Fund’s performance on the swap to the clearinghouse. The Fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the Fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade cleared swaps. In addition, the Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Options on Swaps

The Fund may enter into options contracts on interest rate swaps, commonly referred to as swaptions. The buyer of a swaption has the right to enter into an interest rate swap agreement by some specified date in the future. The swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer. The writer of the swaption becomes the counterparty if the buyer exercises.

Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Event-linked bonds

Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and Rule 144A Securities and certain commercial paper that the Investment Adviser has determined not to be liquid under procedures approved by the Trust’s Trustees.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Inflation-Indexed Bonds

Inflation-indexed bonds are securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Currently, the Fund expects that its investment in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Investment Adviser.

Loan Participations and Assignments and Other Direct Indebtedness

The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases loan participations, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

The Fund may purchase loan participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in whom the Fund intends to invest may not be rated by any Nationally Recognized Statistical Rating Organization.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s NAV could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, (if the Fund does not have a direct debtor-creditor relationship with the corporate borrower), SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Investment Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Money Market Instruments

The Fund may invest in money market instruments, which include certificates of deposit, repurchase agreements, commercial paper, Eurodollar deposits, Federal agency short-term securities, municipal notes, Treasury bills, shares of money funds, foreign exchange swaps and short-lived mortgage and asset-backed securities. Such instruments are highly liquid investments.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Fund may also invest in other types of mortgage-related securities including, but not limited, to collateralized mortgage obligations (“CMOs”), CMO residuals, commercial mortgage-backed securities and stripped mortgage-related securities.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.

The principal governmental guarantor of mortgage-related securities is the GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the U.S. Department of Veterans Affairs (the "VA"). The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Obligations of Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgage (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (“GNMA”)) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs are similar to both a bond and a pass-through security, as interest and prepaid principal is paid, in most cases, on a monthly basis. Although CMOs, like bonds, may be collateralized by whole mortgage loans, CMOs, like pass-through securities, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.

Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities (“CMBS”) CMBS reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (“SMBS”) SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund’s limitations on investment in illiquid securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property."). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities (“ABS”)

The Fund may invest in ABS, which are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. ABS may be collateralized by, but not limited to, credit card loans, automobile loans, home equity loans and manufactured housing and airplane leases. ABS are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. Liquidity risk can arise from increased perceived credit risk. Liquidity can also become a significant problem if concerns about credit quality, for example, lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Payment-In-Kind Securities

Bonds or preferred stock whose dividends are in the form of additional bonds or preferred stock.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the Fund’s net assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund’s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund’s assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund’s purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Rule 144A Securities

The Investment Adviser may, on behalf of the Fund, purchase securities that are not registered under the 1933 Act but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

Short-Term Instruments

Although it is intended that the assets of the Fund stay invested in the securities described above and in the Fund’s Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s or Standard & Poor’s, or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund’s custodian bank.

Structured Securities

The Fund may invest in structured securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Investment Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio of securities in an effort to monitor the Fund’s interest rate risk.

U.S. Government Securities

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the FNMA, the Federal Farm Credit System, the FHLBs and the FHLMC. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put FNMA and FHLMC in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC. maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

On August 5, 2011, Standard & Poor’s Financial Services LLC (S&P) lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FNMA and FHLMC to AA+ with a negative outlook. The long-term impacts of any future downgrades are unknown. However, any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Fund.

Variable and Floating Rate Securities

The Fund may invest in variable, floating and auction rate securities. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a put or demand feature, which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place.

At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s net asset value per share (“NAV”). At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. To facilitate such acquisitions, a segregated account with BBH&Co., the custodian (the “Custodian”) for the Fund, is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond’s purchase price and its face value is taken into account as income.

Borrowings and Dollar Roll Transactions

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio of securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust’s Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund’s total assets.

A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund’s overall limitations on investments in illiquid securities. The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers and their respective operations, may be susceptible to potential risks resulting from cyber-attacks or incidents (collectively, cyber-events”). Cyber events may include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, infection from computer viruses or other malicious software code, unauthorized access to or compromises to relevant systems, networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches.   In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-attacks affecting a Fund, or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks.  Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund, and its service providers and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the

Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future.

INVESTMENT POLICIES

Fundamental Investment Policies

In addition to its 80% investment policy disclosed in the Prospectus, the Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board and the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act).

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration

The Fund will not invest 25% or more of its total assets in any one industry or group of industries. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Policies

The following policies are non-fundamental and therefore may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except that the Fund may purchase Rule 144A securities.

Interest Only, Principal Only and Inverse Floaters

The Fund will not invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

For purposes of the above investment policies:

•	the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments;”
•	except with respect to borrowing money or illiquid securities, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation; and
•	the Fund will not invest 25% or more of its total assets in any one industry or group of industries. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers.

MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd (2001 to April 2011).	6	None
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Date: May 27, 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Date: February 21, 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014, joined BBH&Co. in 2012; Director, Abbey Capital Ltd. (2010 – 2011).
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009 -September 2015).
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.
James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011 – September 2013); Judicial Law Clerk, Massachusetts Court of Appeals (September 2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

BOARD OF TRUSTEES

Board Leadership Structure

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Board Oversight of Risk Management

The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Investment Adviser, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Fund’s Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s CCO and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Agreement with the Investment Adviser, the Board meets with the Investment Adviser to review such services. Among other things, the Board regularly considers the Investment Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the Investment Adviser, the Agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Fund. The Board also reviews information about the Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Fund’s portfolio, its exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Adviser. The Board additionally seeks to monitor legal risk by receiving periodic reports from counsel on developments in the law and regulations that may affect the operation of the Fund or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Fund. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Fund and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Fund ahead of its own. In addition, when evaluating all service contracts between the Fund and BBH&Co., the Board requests and receives information about the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders; and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Wagner should serve as a Trustee of the Fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Fund and the Predecessor Trust since 2006.

The Board has concluded that Mr. Frazier should serve as a Trustee of the Fund because of the experience he has gained as President and CEO of a property casualty insurance business for 20 years.

The Board has concluded that Ms. Livingston should serve as a Trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The Board has concluded that Mr. Collins should serve as a Trustee of the Fund because of his 35 years of extensive experience in investment advisory, corporate finance and economic policy planning.

The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co, and as the former President and Principal Executive Officer of the Trust.

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Trustee Committees

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met 5 times during the fiscal year ended October 31, 2015.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available. The Valuation Committee met 16 times during the fiscal year ended October 31, 2015.

Trustee Equity Ownership as of December 31, 2015

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
Andrew S. Frazier	None	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	Over $100,000	Over $100,000

As of January 31, 2016, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.

As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class N Shares of the Fund:

National Financial Services, LLC, Boston, Massachusetts, owned approximately 1,161,127.29 shares (48.52%);

Pershing, LLC Jersey City, New Jersey, owned approximately 582,728.10 shares (24.35%);

MG Trust Company, LLC, Denver, Colorado, owned approximately 479,610.30 shares (20.04%);

TD Ameritrade, Inc. Omaha, Nebraska, owned approximately 131,955.37 shares (5.51%).

As of January 31, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class I Shares of the Fund:

Brown Brothers Harriman & Co. Omnibus Account, New York, New York, owned approximately 5,000,000 shares (77.90%);

Charles Schwab & Co., Inc. San Francisco, California, owned approximately 6,418,844.09 shares (14.74%).

COMPENSATION

Effective April 1, 2013, each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. Prior to April 1, 2013, each Independent Trustee received a base annual fee of $55,000. The Chairman of the Board (Mr. Wagner) and the Chairman of the Audit Committee (Mr. Frazier) and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $12,500, $10,000 and $5,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for the Period Ended October 31, 2015

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex paid to Trustee +
H. Whitney Wagner, Independent Trustee	$ 13,750.00	None	None	$82,500.00
David P. Feldman,* Independent Trustee	$2,916.67	None	None	$17,500.00
Andrew S. Frazier, Independent Trustee	$ 13,333.32	None	None	$ 80,000.00
Mark M. Collins, Independent Trustee	$ 12,291.66	None	None	$73,750.00
John M. Tesoro, Independent Trustee	$11,666.68	None	None	$70,000.00
Susan C. Livingston, Interested Trustee	None	None	None	None
John A. Gehret, Interested Trustee	None	None	None	None
+	The Fund Complex consists of the Trust, which currently consists of six series.
*	Mr. Feldman retired from the Board, effective December 31, 2014.

Because of the services rendered pursuant to the Agreement, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser and the distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s code of ethics is also maintained pursuant to the Advisers Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Fund’s Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser. In order to mitigate any potential conflict of interest, the SID (through BBH&Co.) has retained an independent third party proxy agent (“Proxy Agent”) to recommend how to vote a Fund’s proxy. The Board has also approved the SID’s policies and procedures for voting the proxies, which are summarized below.

The SID has adopted proxy voting policies and procedures concerning the voting of proxies of its Fund clients (the “Proxy Policy and Procedures”). Pursuant to the Proxy Policy and Procedures, the Investment Adviser reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion. The Proxy Policy and Procedures are reviewed periodically, and, accordingly, are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by the Investment Adviser, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders. Whether the Proxy Agent or the Investment Adviser supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

For more information on the Proxy Policy and Procedures, described herein, investors in the Fund may request a copy of the Proxy Voting Policy and Procedures by calling a toll-free number for Shareholder Inquiries: 1-800-575-1265.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 will be available upon request and without charge by calling a toll-free number 1-800-575-1265 or by going to http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. The Board receives periodic reports from the Investment Adviser, about arrangements involving the disclosure of portfolio securities.

The Fund is required to disclose its complete portfolio holdings using Form N-Q, which is filed with the SEC within 60 days of the end of the first and third quarter of each fiscal year. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC not later than 10 days after the transmission to shareholders of annual and semi-annual shareholder reports which is required within 60 days of the end of the second and fourth quarter of each fiscal year. Portfolio holdings will be disclosed and made available to investors on a monthly basis and will be disclosed or made available approximately fifteen (15) days after each month end.

You may also access from the Fund’s website portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, the Trust’s service providers and vendors which include, without limitation, the Investment Adviser, the distributor, the administrator, the custodian, an independent registered public accountant, legal counsel, fund accountant, proxy voting service provider, trade execution vendor, pricing information vendors, and printer and mailing agent, may all receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the Fund. It is generally the policy of the Fund that neither the Fund nor its service providers or vendors may selectively disclose the Fund’s portfolio holding information. This means that Fund Information approved for disclosure shall be disclosed or made available to all persons including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers and vendors, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers and vendors will be subject to a duty of confidentiality with respect to any Fund Information whether imposed by the provisions of its contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has been determined that such disclosure will not disadvantage shareholders. Disclosure of Fund Information to select investors is permissible only when there is a legitimate business purposes for doing so and the recipients are subject to the restrictions listed below. Such disclosures must be approved by the Fund’s President.

•	The recipient does not distribute the Fund Information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the Fund Information becomes public information; and
•	The recipient signs a written confidentiality agreement.

Portfolio holdings may not be disclosed to any investor, except after: (1) the holdings have been reviewed and approved appropriately, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co. through members of its SID, provides investment advice and portfolio management to the Fund. BBH&Co. also provides administrative services to the Fund. The Investment Adviser manages the Fund’s investment operations according to the Fund’s principal investment strategies.

It is the responsibility of the Investment Adviser to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

The Agreement between BBH&Co. and the Trust is dated February 1, 2007 and remains in effect as long as the Agreement is specifically approved at least annually: (i) by a vote of the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) or by the Fund’s Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to BBH&Co. and by BBH&Co. on 90 days' written notice to the Fund. (See “Additional Information.”)

The investment advisory services of BBH&Co., through its SID, to the Fund are not exclusive under the terms of the Agreement. BBH&Co. may render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the name of the Fund to eliminate all references to Brown Brothers Harriman.

BBH&Co. has been retained by the Trust to serve as Fund Administrator (the “Administrator”) to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust’s operations subject to the supervision of the Board, except as set forth above under "Investment Adviser" and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the transfer and dividend disbursing agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund’s prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.65% for Class N shares and 0.50% for Class I shares through March 1, 2017 (the “Expense Limitation Agreement”). The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

The Agreement obligates BBH to pay all expenses incurred by it in connection with its activities under the Agreement, other than those assumed by the Fund. The Fund pays (i) the fees and expenses of BBH or expenses otherwise incurred for the Fund in connection with the management of the investment and reinvestment of its assets; (ii) the fees and expenses of the Independent Trustees of the Fund or of an investment company in which the Fund invests its investable assets; (iii) certain fees and expenses of the Fund's custodian; (iv) the fees and expenses of the Fund's transfer agent and shareholder servicing agent which relate to the maintenance of each shareholder account and the fees and expenses of any eligible institution; (v) the charges and expenses of legal counsel and independent accountants for the Fund; (vi) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities transactions; (vii) all taxes and corporate fees payable by the Fund to federal, state or other governmental authorities; (viii) the fees of any trade association of which the Fund may be a member; (ix) the cost of certificates, if any, representing shares of the Fund; (x) the fees and expenses involving registering and maintaining registrations of the Fund's shares with the SEC and preparation and printing of the Fund's Registration Statement and Prospectuses; (xi) the cost of any liability insurance or fidelity bond; (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and prospectuses to Fund shareholders; and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business of the Fund.

The table below sets forth the investment advisory and administrative services fee paid by the Fund to the Investment Adviser for the fiscal year ended October 31, 2015 and the period ended October 31, 2014. The figures in the “Net Investment Advisory and Administrative Fees Paid” row represent the actual amounts paid to the Investment Adviser, which include the effect of any fee waivers.

	2015	2014*

Investment Advisory and Administrative Fees	$296,719	$120,983

Investment Advisory and Administrative Fees Waiver	$235,194	$185,325

Net Investment Advisory and Administrative Fees Paid	$61,525	($64,342)

*The Fund commenced operations on April 1, 2014.

PORTFOLIO MANAGER INFORMATION

The following information about the Fund’s Portfolio Manager, Mr. Gregory S. Steier is provided as of December 31, 2015.

Other Accounts Managed by Gregory S. Steier	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	17 / $3,001

Accounts managed by Mr. Steier for which the advisory fee is totally or partially based on performance, and the number of such accounts as of December 31, 2015, can be found in the table below:

Other Accounts Managed by Gregory S. Steier	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	None

Dollar value range of shares owned in the Fund by Mr. Steier: $100,001 - $500,000

Compensation Structure

Mr. Steier is a Managing Director of BBH&Co. He is paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund and other portfolios co-managed by Mr. Steier, and the overall profitability of BBH&Co. Mr. Steier’s base salary is determined within a market competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other managing directors of BBH&Co. The variable incentives are composed of three separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria (the “Performance Bonus”). The second element is a cash bonus paid at the end of each calendar year based on the profitability of BBH&Co. (the “Managing Director’s profit share”). The third and typically the smallest element is participation in a profit sharing plan that allows all employees to share in the success of BBH&Co. in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing Mr. Steier’s Performance Bonus are the investment performance of the Fund and certain other funds and separate accounts managed by Mr. Steier that follow a similar investment strategy as the Fund and Mr. Steier’s leadership, collaboration, and communication skills. Mr. Steier’s Managing Director’s profit share is consistent with the percentage received by other managing directors of BBH&Co.

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts (including proprietary accounts) managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH&Co. may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH&Co. a performance fee in addition to the stated investment advisory fee. In such cases, BBH&Co. may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH&Co.’s chances of receiving the performance fee. However, BBH&Co. has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH&Co. provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH&Co. client accounts. BBH&Co., however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH&Co. may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH&Co. on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH&Co. reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH&Co. on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH&Co. may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH&Co. to be unreliable, the Fund’s investments may be valued at fair value by BBH&Co. pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH&Co. seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH&Co. deems relevant at the time of the determination, and may be based on analytical values determined by BBH&Co. using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH&Co. (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH&Co. has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a CCO and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

DISTRIBUTOR

ALPS Distributors, Inc., (“ALPS” or the “Distributor”) serves as the distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of November 1, 2011, remains in effect so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT

BBH&Co. serves as the shareholder servicing agent (“Shareholder Servicing Agent”) for the Trust. Services to be performed by BBH&Co. with respect to the Fund’s Class N shares, include among other things: answering inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assisting shareholders and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and providing such other related services as the Trust or a shareholder or prospective investor in Class N shares of the Fund may reasonably request. For these services, BBH&Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.20% of the Fund’s average daily net assets represented by Class N shares owned during the period.

The table below sets forth the shareholder servicing fee paid by the Fund to the Shareholder Servicing Agent for the most recent periods ended October 31st.

	2015	2014*
Shareholder Servicing Fees	$24,176	$741

  *The Fund commenced operations on April 1, 2014.

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which the Financial Intermediary, which holds Fund shares in its name on behalf of its customers, may provide the following shareholder services: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer’s shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of shares in a customer’s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for shares. Customer orders are priced at the NAV for shares next determined after such order has been accepted by such customer’s Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

REVENUE SHARING

The Investment Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any shareholder servicing payments that are paid. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

CUSTODIAN AND FUND ACCOUNTING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian and fund accounting agent (the "Custodian") for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. The Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

The table below sets forth the fees paid by the Fund to the Custodian for the periods ended October 31st. The figures in the “Net Custody and Fund Accounting Fees Paid” row represent the net amounts paid to the Custodian, which include the effect of the expense offset arrangement.

	2015	2014*

Custody and Fund Accounting Fees	$44,400	$23,990

Expense Offset Arrangement	$364	$1,169

Net Custody and Fund Accounting Fees Paid	$44,036	$22,821

  *The Fund commenced operations on April 1, 2014.

TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer and dividend disbursing agent for the Fund and is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20006, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP’s principal address is 200 Berkeley Street, Boston, MA 02116.

NET ASSET VALUE

The NAV of each class of shares of the Fund is normally determined once daily at 4:00 P.M. Eastern Time each day the NYSE is open for regular trading (“Business Day”). (As of the date of this SAI, the NYSE is open every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday.) The determination of NAV of each share of the Fund is made once during each Business Day as of the close of regular trading on the NYSE by subtracting from the value of the Fund’s total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV is determined separately for each class of shares by dividing the value of the Fund’s total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

The value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the Fund’s NAV is determined. Unless determined not to represent fair value by the Trustees, Fund investments are valued in the manner described below.

The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the NYSE (which is currently 4:00 P.M., Eastern Time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on the NYSE. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

Securities or other assets for which market quotations are not readily available, or which are available but deemed unreliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days the NYSE is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

PURCHASES AND REDEMPTIONS

Orders received by a Financial Intermediary will be priced at the NAV next calculated after that Financial Intermediary, as an agent of the Fund, receives the request in good order from its clients.

A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation; (ii) during periods in which an emergency exists, which causes disposal of, or evaluation of the NAV of the Fund’s portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the SEC may permit.

An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund’s minimum initial purchase requirements.

An investor should also be aware that any Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 1.00% of the total redemption proceeds. The 30 day holding period shall commence on the next business day following the date of purchase and shall apply to any redemption made on or before the 30th day from that date.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges by:

•	accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);
•	accounts of shareholders who have died or become disabled;
•	shareholders redeeming or exchanging shares:

–	in connection with required distributions from an Individual Retirement Account, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or
–	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;
•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;
•	redemptions of shares acquired through dividend reinvestment;
•	involuntary redemptions of accounts that fall below the minimum account size (see “Redemptions by the Fund” below);
•	Funds or accounts managed by BBH&Co. whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders; and
•	certain other accounts in the absolute discretion of the Investment Adviser when the redemption fee is de-minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The value of shares redeemed may be more or less than the shareholder’s cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The Fund’s transfer and dividend disbursing agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the matters addressed herein.

Taxation of the Fund. The Fund has elected to be treated, and intends to qualify for treatment each year, as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (ii) at the end of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one fund treated as a RIC do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the qualifying income or diversification requirements described above in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction and noncorporate shareholders may be able to benefit from the lower tax rates applicable to qualified dividend income. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31st of the current taxable year and certain other late-year losses.

For U.S. federal income tax purposes, unused capital loss carryforwards are available to be applied against future capital gains, if any, realized by the Fund. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Capital loss carryforwards can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months generally ended October 31 of such year, plus certain other amounts. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that such tax will be completely eliminated.

Shareholder Treatment. Exempt-interest dividends paid by the Fund are exempt from regular federal income taxes. Other distributions from the Fund’s net investment income and distributions of net short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.

The Internal Revenue Code permits tax-exempt interest received by the fund to flow through as “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a RIC and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Internal Revenue Code. That part of the Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by the fund as an “exempt-interest dividend” under the Internal Revenue Code. Exempt-interest dividends are excluded from a shareholder’s gross income under the Internal Revenue Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference, which increase alternative minimum taxable income for individuals or entities that are subject to the U.S. federal alternative minimum tax. All exempt-interest dividends may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item and generally will not result in or increase a corporate shareholder’s liability for the federal alternative minimum tax.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of the Fund and if such shares are held by the shareholder for six months or less, then any loss on the sale or exchange of such shares may, to the extent of the exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code or (ii) subject to a federal alternative minimum tax.

Since the Fund’s income is derived from sources that do not pay dividends, it is not expected that dividends paid by the Fund will qualify for either the dividends-received deduction for corporations or the reduced tax rates available to individuals and certain other noncorporate shareholders on “qualified dividend income.”

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s tax basis in Fund shares and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Dividends declared to shareholders of record in October, November, or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31st of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, any loss recognized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any distributions or deemed distributions to the shareholder of net capital gains with respect to the shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Upon a redemption of Fund shares, the Fund (or its administrative agent) will report to the IRS the amount of redemption proceeds that a shareholder receives from the redemption. For redemptions of Fund shares purchased on or after January 1, 2012, the Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, and notional principal contracts) that, among other things, could affect whether gains and losses recognized by the Fund are treated as tax-exempt income, ordinary income or capital gain, accelerate the recognition of income to the Fund, and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying income requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund, even though the Fund may receive no cash interest payments on such obligations during that period or may receive cash interest payments that are less than income recognized for tax purposes. Because the Fund distributes all of its net investment income to its shareholders, the Fund may to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain or tax-exempt interest) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues as discussed above.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts (including exempt-interest dividends) payable to a shareholder who: (1) has provided the Fund either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.

Certain Reporting Regulations. If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Foreign Shareholders. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities, to the extent derived from taxable investment income and short-term capital gain (other than “short-term capital gain dividends” and “interest-related dividends” described below), will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have been subject to the 30% (or lower treaty rate) withholding tax described in this paragraph. This 30% withholding tax generally will not apply to exempt-interest dividends, distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds. This 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2019. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

State Taxes. Distributions by the Fund to its shareholders and the ownership of Fund shares may be subject to applicable state and local taxes. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in GNMA or FNMA securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should contact your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.

Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in shares.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is 800-575-1265. The Amended and Restated Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the

Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trust’s Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders.

Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust’s Agreement and Declaration of Trust provide that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust’s Agreement and Declaration of Trust provide that, at any meeting of shareholders of the Fund, each Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Agreement and Declaration of Trust protects a Trust’s Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund’s portfolio (excluding short-term obligations) were replaced once in a period of one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate activity increases. For the periods ending October 31, 2015 and 2014, the portfolio turnover rate of the Fund’s portfolio was 142% and 91%. Excluding variable-rate demand notes (“VRDNs”), which are liquidity instruments used by the Fund for short-term cash management, the Fund’s portfolio turnover rate during the most recent fiscal year would have been 83% and 56% of the average value of its portfolio. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate increases.

In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker’s ability to execute orders without disturbing the market price; the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the broker’s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Board from time to time reviews, among other things, information concerning the prevailing level of commissions charged by qualified brokers.

The Investment Adviser may direct a portion of the Fund’s securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

The Fund executes transactions through qualified brokers other than BBH&Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Such research services include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser’s clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not readily determinable. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

BBH&Co. maintains a list of approved Brokers and establishes committees that will periodically assess and review the full range of broker-dealer services including: the Broker’s ability to execute orders without disturbing the market price; the Broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the Broker’s financial condition and responsibility; the research and other investment information provided by the Broker; and the commissions charged. In evaluating the execution capability of approved Brokers, these committees will review, when appropriate, a number of factors that may include, without limitation, the following: (i) ability to execute orders at the prevailing market price at the time of order entry; (ii) ability to execute orders on a timely basis; and (iii) ability to automate order flow, including the ability of the execution venue to support the order types. In addition, under Section 28(e) of the Exchange Act, the value of the permitted products and services can be factored into the equation for evaluating the cost of each transaction, including higher commissions, to determine if best execution is in fact obtained from approved Brokers. Any new Brokers shall be assessed against BBH&Co.’s best execution criteria and reviewed by the applicable committee for inclusion on the approved Broker list.

The Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent registered public accounting firm.

With respect to the securities offered by the Fund, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement, including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-551-8090. Additionally, this information is available on the SEC’s website at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund’s annual report dated October 31, 2015 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Fund’s annual report, which also contains performance information for the Fund, is available, upon request, without charge, to each person receiving this SAI.

APPENDIX 1 - DESCRIPTION OF RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by nationally rated statistical ratings organizations including, but not limited to: Moody’s, Standard & Poor’s, Fitch’s, DBRS, Kroll, or, if unrated by such organizations, as determined by the Investment Adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Investment Adviser.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody’s or BBB by Standard & Poor’s and comparable securities. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

Moody’s Investor Service

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”) Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation and the imputed promise;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB

B

CCC

CC

C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of Standard & Poor’s Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality.	‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality.	‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality.	‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality.	‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative.	‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative.	‘B’ ratings indicate that material credit risk is present.
CCC ‘CCC’ ratings indicate that substantial credit risk is present.
CC ‘CC’ ratings indicate very high levels of credit risk.
C ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Kroll Bond Rating Agency

Kroll Bond Rating Agency (“KBRA”) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA's credit ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.

Long Term Credit Rating
AAA	Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA	Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A	Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB	Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.
BB	Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B	Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC	Determined to be at substantial risk of loss due to credit-related events, or currently in default with high recovery expectations.
CC	Determined to be near default or in default with average recovery expectations.
C	Determined to be near default or in default with low recovery expectations.
D

KBRA defines default as occurring if:

  There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.
  The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result.
  The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

Short Term Credit Rating
K1	Very strong ability to meet short-term obligations.
K2	Strong ability to meet short-term obligations.
K3	Adequate ability to meet short-term obligations.
B	Questionable ability to meet short-term obligations.
C	Little ability to meet short-term obligations.
D

KBRA defines default as occurring if:

  There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.
  The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result.
  The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Dominion Bond Rating Service (“DBRS”)

Commercial Paper and Short-Term Debt Rating Scale

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high)	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)	Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)	Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)	Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)	Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3	Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D	When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See Default Definition for more information.

Long Term Obligations Scale

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D	When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See Default Definition for more information.

Appendix 2 – Listing of Service Providers and Vendors

The following is a list of persons other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan Lewis & Bockius LLP

Service Providers

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

Interactive Data Corp.

Reuters, Inc.

Markit

Part C: Other Information

BBH TRUST

Item 28. Exhibits

(a)	(1)	Conformed copy of the Certificate of Trust of BBH Trust (the “Registrant”), dated October 28, 2005.	(1)
(a)	(2)	Conformed copy of the Agreement and Declaration of Trust of the Registrant, dated October 28, 2005.	(1)
(a)	(3)	Conformed copy of the Amended and Restated Agreement and Declaration of Trust of the Registrant, dated December 8, 2006.	(2)
(b)		Copy of the By-Laws of the Registrant, dated October 28, 2005.	(1)
(c)		Not applicable.
(d)	(1)	Conformed copy of the Investment Advisory and Administrative Services Agreement between Brown Brothers Harriman & Co. (“BBH&Co.”) and the Registrant, dated February 1, 2007.	(3)
(d)	(2)	Amended Annual Fee Schedule, dated September 23, 2015, to the Investment Advisory and Administrative Services Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(17)
(d)	(3)	Conformed copy of the Sub-advisory Agreement between BBH&Co. and Walter Scott & Partners Limited (“Walter Scott”), with respect to the BBH International Equity Fund, dated February 1, 2009.	(14)
(d)	(4)	Conformed copy of the Sub-advisory Agreement between BBH&Co. and Mondrian Investment Partners Limited (“Mondrian”), with respect to the BBH International Equity Fund, dated July 12, 2011.	(8)
(e)	(1)	Conformed copy of the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(10)
(e)	(2)	Conformed copy of Amendment No. 4, dated May 28, 2015, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(17)
(e)	(3)	Appendix A, as amended September 10, 2014, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(15)
(f)		Not applicable.
(g)	(1)	Conformed copy of the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(g)	(2)	Conformed copy of the First Amendment, dated September 11, 2012, to the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(11)
(h)	(1)	Conformed copy of the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(h)	(2)	Appendix A, as amended September 10, 2014, to the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(15)
(h)	(3)	Conformed copy of the Transfer Agency and Services Agreement between	(5)
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		ALPS Fund Services Inc. and the Registrant, dated October 5, 2009.
(h)	(4)	Appendix A, as amended September 10, 2014, to the Transfer Agency and Services Agreement between ALPS Fund Services, Inc. and the Registrant, dated October 5, 2009.	(15)
(h)	(5)	Conformed copy of the Shareholder Servicing Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(h)	(6)	Appendix A, as amended September 23, 2015, to the Shareholder Servicing Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(17)
(h)	(7)	Conformed copy of the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	(13)
(h)	(8)	Schedule A, as amended December 2, 2015, to the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	*
(i)		Conformed copy of the Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, dated February 27, 2015, relating to shares of the BBH Core Select Fund, BBH Global Core Select Fund, BBH International Equity Fund, BBH Intermediate Municipal Bond Fund and BBH Limited Duration Fund.	(16)
(j)		Conformed copy of the Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.	*
(k)		Audited Financial Statements as of December 31, 2012, for BBH Global Funds, LLC, on behalf of Global Core Select, the predecessor fund to BBH Global Core Select.	(13)
(l)		Conformed copy of the Initial Capital of Understanding, dated March 16, 2007.	(3)
(m)	(1)	Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(6)
(m)	(2)	Schedule A, dated March 8, 2013, to the Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(13)
(n)	(1)	Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	(6)
(n)	(2)	Appendix A, as amended September 10, 2015, to the Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	(16)
(o)		Reserved.
(p)	(1)	Code of Ethics for the Registrant, dated July 3, 2013.	(14)
(p)	(2)	Code of Ethics for BBH&Co., dated October 19, 2012.	(12)
(p)	(3)	Code of Ethics for Mondrian, dated January 2007.	(7)
(p)	(4)	Code of Ethics for Walter Scott, dated May 2007.	(7)
(p)	(5)	Code of Ethics for ALPS Distributors, Inc., dated July 1, 2010.	(7)
(q)	(1)	Conformed copies of Powers of Attorney of the Trustees of the Registrant, dated December 11, 2006.	(2)
(q)	(2)	Conformed copies of Powers of Attorney of the Officers of the Registrant, dated December 11, 2006.	(2)
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(q)	(3)	Conformed copy of Power of Attorney of the President of the Registrant, dated March 10, 2008.	(4)
(q)	(4)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated July 20, 2010.	(6)
(q)	(5)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated April 1, 2011.	(8)
(q)	(6)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated June 29, 2011.	(8)
(q)	(7)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated December 7, 2011.	(9)
(q)	(8)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated October 27, 2014.	(15)

(1)	Response is incorporated by reference to Registrant’s initial Registration Statement, filed on October 31, 2005.
(2)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2, filed on January 18, 2007.
(3)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 3, filed on March 19, 2007.
(4)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3, filed on October 28, 2008.
(5)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8, filed on February 26, 2010.
(6)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9, filed on July 20, 2010.
(7)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15, filed on October 28, 2010.
(8)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed on July 28, 2011.
(9)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on December 22, 2011.
(10)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on February 28, 2012.
(11)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25, filed on October 29, 2012.
(12)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 30, filed on February 28, 2013.
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(13)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 33, filed on March 28, 2013.
(14)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 35, filed on October 29, 2013.
(15)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44, filed on October 28, 2014.
(16)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 49, filed on March 2, 2015.
(17)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed on October 28, 2015.
(*)	Filed herewith.

Item 29. Persons Controlled or Under Common Control with the Fund

None.

Item 30. Indemnification

Subject to Section 4 of the Registrant’s Amended and Restated Declaration of Trust, the Trust shall indemnify (from the assets of one or more Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representatives, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have

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undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article VII and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Covered Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. In making any determination regarding any person's entitlement of indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Trust shall have the burden of proving the contrary.

Insofar as indemnification liabilities arising under the Securities Act of 1933 (the “1933 Act”), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

(a)	Investment Adviser – Brown Brothers Harriman & Co. through a separately identifiable department

Brown Brothers Harriman & Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to each of the Registrant’s series through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Advisers Act.

The list required by this Item 31 of officers and directors of the SID, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years is incorporated by reference to Schedules A and D of Form ADV filed by the SID pursuant to the Advisers Act (SEC File No. 801-60256).

(b)	Sub-Adviser – Mondrian Investment Partners Limited

Mondrian Investment Partners Limited (“Mondrian”), serves as an investment sub-adviser to the BBH International Equity Fund. Mondrian is located at 10 Gresham Street, London EC2V 7JD

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UK.

The list required by this Item 31 of officers and directors of Mondrian, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by Mondrian pursuant to the Advisers Act (SEC File No. 801-37702).

Sub-Adviser – Walter Scott & Partners Limited

Walter Scott & Partners Limited (“Walter Scott”), serves as an investment sub-adviser to the BBH International Equity Fund. Walter Scott is located at One Charlotte Square, Edinburgh, EH2 4DR Scotland, UK.

The list required by this Item 31 of officers and directors of Walter Scott, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by Walter Scott pursuant to the Advisers Act (SEC File No. 801-19420).

Item 32. Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Trust, Century Capital Management Trust, Columbia ETF Trust, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, ETFS Trust, EGA Emerging Global Shares Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, Pointbreak ETF Trust, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, and Wilmington Funds.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
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Name*	Position with Underwriter	Positions with Fund
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President, PowerShares	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.
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Item 33. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110
Brown Brothers Harriman & Co.	140 Broadway New York, NY 10005
Walter Scott & Partners, Limited (for BBH International Equity Fund only)	One Charlotte Square, Edinburgh, EH2 4DR Scotland, UK
Mondrian Investment Partners Limited (for BBH International Equity Fund only)	5th Floor, 10 Gresham Street London, England EC2V 67JD, UK
ALPS Distributors Inc.	1290 Broadway, Suite 1100, Denver, CO 80203
ALPS Funds Services, Inc.	1290 Broadway, Suite 1100, Denver, CO 80203

Item 34. Management Services

Other than as set forth under the caption “Investment Adviser and Fund Administrator” in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 60 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, MA, on the 29th day of February 2016.

BBH TRUST

By:	/s/ Jean-Pierre Paquin
Jean-Pierre Paquin, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Jean-Pierre Paquin	President (Principal Executive Officer)	February 29, 2016
Jean-Pierre Paquin

	Trustee	February 29, 2016
H. Whitney Wagner*
	Trustee	February 29, 2016
Andrew S. Frazier*

	Trustee	February 29, 2016
Mark M. Collins*

	Trustee	February 29, 2016
John M. Tesoro*

	Trustee	February 29, 2016
Susan C. Livingston*

	Trustee	February 29, 2016
John A. Gehret*
/s/ Charles H. Schreiber	Treasurer (Principal Financial Officer)	February 29, 2016
Charles H. Schreiber

/s/ Suzan M. Barron	Secretary	February 29, 2016
By: Suzan M. Barron, Attorney in Fact

*Signed by Suzan M. Barron pursuant to powers of attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Exhibit

EX-99.H8	Appendix A, as amended December 2, 2015, to the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010
EX-99.J	Conformed copy of the Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP